As filed with the Securities and Exchange Commission on April 8, 2020

Securities Act File No. 333-236783

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 1	☒

COLUMBIA ACORN TRUST

(Exact Name of Registrant as Specified in Charter)

27 West Monroe Street, Suite 3000

Chicago, Illinois 60606

Telephone number: 312.634.9200

Ryan C. Larrenaga, Esq. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, Massachusetts 02110	Matthew A. Litfin Louis J. Mendes Columbia Acorn Trust 71 S. Wacker, 25th Floor Chicago, Illinois 60606	Mary C. Moynihan Perkins Coie LLP 700 13th Street, N.W., Suite 600 Washington, D.C. 20005

(Name and Address of Agents for Service)

TITLE OF SECURITIES BEING REGISTERED:

Class A, Class Adv, Class C, Class Inst, Class Inst 2 and Class Inst 3 shares of Columbia Acorn International Select, a series of the Registrant.

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

It is proposed that this filing will become effective immediately pursuant to Rule 485(b) under the Securities Act of 1933, as amended.

Columbia Funds Series Trust

Columbia Select International Equity Fund

COMBINED PROXY STATEMENT/PROSPECTUS

April 8, 2020

Columbia Management Investment Advisers, LLC (“Columbia Threadneedle”) and Columbia Wanger Asset Management, LLC (“Columbia Wanger” and together the “Investment Managers” and each, an “Investment Manager”) have recommended a series of mutual fund liquidations and reorganizations as part of an initiative to streamline the product offerings of the mutual funds managed by the Investment Managers or their affiliates (the “Columbia Funds”). As part of this initiative, the board of trustees of Columbia Select International Equity Fund, a series of Columbia Funds Series Trust (the “Target Fund”), has approved a proposal (the “Proposal”) to reorganize the Target Fund into Columbia Acorn International Select, a series of Columbia Acorn Trust (the “Acquiring Fund”).

This is a brief overview of the Proposal. We encourage you to read the full text of the enclosed Combined Proxy Statement/Prospectus to obtain detailed information with respect to the Proposal.

Q: Why are you sending me this information?

The Target Fund is required to obtain shareholder approval for certain kinds of changes. As a shareholder of the Target Fund, you are being asked to vote on the reorganization involving the Target Fund (the “Reorganization”).

Q: Is my vote important?

Yes. While the board of trustees of the Target Fund (the “Target Fund Board”) has approved the Proposal and recommends that you approve it, the Proposal cannot go forward without the approval of shareholders of the Target Fund. The Target Fund will continue to contact shareholders asking them to vote until it is sure that a quorum will be reached, and may continue to contact shareholders thereafter.

Q: What is a fund reorganization?

A fund reorganization involves one fund transferring all of its assets and liabilities to another fund in exchange for shares of such fund. Once completed, shareholders of the fund being reorganized will hold shares of the acquiring fund.

Q: Why is the Reorganization being proposed?

The Investment Managers proposed the Reorganization primarily in order to streamline the product offerings of the Columbia Funds, so that management, distribution and other resources can be focused more effectively on a smaller group of Columbia Funds. Further, the Reorganization of the Target Fund into the Acquiring Fund will enable shareholders of the Target Fund to invest in a larger, potentially more efficient portfolio while continuing to pursue a similar investment objective. As noted below, it is expected that following the proposed Reorganization, the expenses borne by Target Fund shareholders as shareholders of the Acquiring Fund will be lower than the expenses they currently bear as shareholders of the Target Fund net of fee waivers and/or expense reimbursements that are in effect through April 30, 2022. See “Will there be any changes to my fees and expenses as a result of the Reorganization?” below.

Q: Will the portfolio manager or investment manager of my fund change as a result of the Reorganization?

Yes. The investment manager and portfolio managers of the Acquiring Fund are different than the investment manager and portfolio managers for the Target Fund. Columbia Threadneedle is the investment manager of the Target Fund and Columbia Wanger, an affiliate of Columbia Threadneedle, is the investment manager of the Acquiring Fund. The portfolio managers of the Acquiring Fund and Columbia Wanger will continue to manage the Acquiring Fund following the Reorganization.

Q: Will there be any changes to the options or services associated with my account as a result of the Reorganization?

No. Account-level features and options such as dividend distributions, dividend diversification, automatic investment plans, systematic withdrawals and dollar cost averaging currently set up with the Target Fund for your account will automatically carry over to your account in the Acquiring Fund. If you purchase shares through a broker-dealer or other financial intermediary, please contact your financial intermediary for additional details.

Q: What are the costs of the Reorganization?

You will not pay any sales charges in connection with the acquisition of shares of the Acquiring Fund issued in the Reorganization. Reorganization costs will be allocated to the Funds as provided in the Agreement and Plan of Reorganization (the “Agreement”). The Agreement provides that the Acquiring Fund will bear certain reorganization-related compliance testing costs associated with the Reorganization and that all other costs of the Reorganization will be allocated to the Target Fund. Other costs of the Reorganization include legal fees, auditor fees, and printing, mailing and proxy solicitation costs. The Agreement provides that, for the Funds, Reorganization costs will be limited to an amount that is not more than the anticipated reduction in expenses borne by a Fund’s shareholders during the first year following the Reorganization. Any amounts in excess of this limit will be borne by the Investment Managers. Reorganization costs are estimated to be $78,767 for the Target Fund and $4,000 for the Acquiring Fund. Should the Reorganization fail to occur, the Investment Managers will bear all costs associated with the Reorganization.

Q: Will there be any costs associated with portfolio repositioning?

Yes. Reorganization costs do not include repositioning costs arising from sales of portfolio assets by the Target Fund before the Reorganization, which costs will be borne by the Target Fund. If the Reorganization had occurred as of September 30, 2019, it is estimated that approximately 98% of the Target Fund’s investment portfolio would have been sold. If the repositioning had occurred as of September 30, 2019, the Target Fund would have borne approximately $237,092 in transaction costs. The actual transaction costs will vary based on market conditions at the time of sale and may vary significantly under volatile market conditions such as those experienced during the first quarter of 2020 arising from the public health crisis caused by the novel coronavirus known as COVID-19. Additional information regarding repositioning is discussed in the section of the Combined Proxy Statement/Prospectus entitled “Section A – Information on the Proposed Reorganization – Synopsis of the Proposal – Comparison of Fees and Expenses – Portfolio Turnover.”

Q: What are the U.S. federal income tax consequences of the Reorganization?

The Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes. Accordingly, it is expected that Target Fund shareholders will not recognize gain or loss as a direct result of a Reorganization and neither Target Fund will recognize gain or loss as a direct result of a Reorganization, except that gain or loss may be recognized by a Target Fund with respect to assets as to which unrealized gain or loss is required to be recognized under federal income tax principles at the termination of a taxable year or upon the transfer of such assets regardless of whether such transfer would otherwise be a non-taxable transaction, as described in more detail in the section of the Combined Proxy Statement/Prospectus entitled “Section A – Information on the Proposed Reorganization – Additional Information About the Reorganization – U.S. Federal Income Tax Status of the Reorganization.” A significant portion of the portfolio assets of the Target Fund is expected to be sold by the Target Fund prior to the Reorganization. All such sales will cause the Target Fund to incur transaction costs and are expected to result in an increased taxable distribution to shareholders of the Target

Fund. Additionally, because the Reorganization will end the tax year of the Target Fund, it will accelerate distributions to shareholders from the Target Fund for its tax year ending on the date of the Reorganization. Those tax year-end distributions will be taxable, and will include any distributable, but not previously distributed, income and capital gains resulting from portfolio turnover prior to consummation of the Reorganization.

Q: Will there be any changes to my fees and expenses as a result of the Reorganization?

Yes. It is expected that, following the proposed Reorganization, the expenses borne by Target Fund shareholders as shareholders of the Acquiring Fund will be lower than the expenses they currently bear, net of fee waivers and/or expense reimbursements that are in effect through April 30, 2022. Fees and expenses may increase if such fee waivers and/or expense reimbursements expire or are modified. Any expense savings will be realized only after recoupment of the costs of the Reorganization borne by the Funds. See the Combined Proxy Statement/Prospectus under “Section A – Information on the Proposed Reorganization – Synopsis – Comparison of Fees and Expenses.”

Q: If approved, when will the Reorganization happen?

The Reorganization will take place following shareholder approval of the Reorganization, and is scheduled to close in the third quarter of 2020.

Q: How does the Board recommend that I vote?

After careful consideration, the Target Fund Board recommends that you vote FOR the Proposal.

Q: How can I vote?

You can vote in one of four ways:

•	By telephone (call the toll free number listed on your proxy card)

•	By Internet (log on to the Internet site listed on your proxy card)

•	By mail (using the enclosed postage prepaid envelope)

•	In person at the special shareholder meeting scheduled to occur at 225 Franklin Street, Boston, MA (32nd Floor, Room 3200) on June 30, 2020

The deadline for voting by telephone or Internet is 11:59 P.M. E.T. on June 29, 2020. We encourage you to vote as soon as possible to avoid the cost of additional solicitation efforts. Please refer to the enclosed proxy card for instructions for voting by telephone, Internet or mail.

Q: Will I be notified of the results of the vote?

Yes. The final voting results for the Proposal will be included in the Target Fund’s next report to shareholders following the special shareholder meeting.

Q: Whom should I call if I have questions?

If you have questions about the Proposal described in the Combined Proxy Statement/Prospectus or about voting procedures, please call the Target Fund’s proxy solicitor, Computershare Fund Services, toll free at (866) 456-7935. Shareholders of the Target Fund may also call (800) 345-6611 to request, at no charge, a copy of the Target Fund’s annual or semi-annual report to shareholders.

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

Columbia Funds Series Trust

Columbia Select International Equity Fund

To be held June 30, 2020

A special meeting of shareholders (the “Meeting”) of Columbia Select International Equity Fund (the “Target Fund”) will be held at 10:00 A.M. E.T. on June 30, 2020, at 225 Franklin Street, Boston, Massachusetts (32nd Floor, Room 3200). In light of the developing circumstances related to the novel coronavirus pandemic known as COVID-19, the Target Fund reserve the right to implement a virtual or hybrid meeting format to the extent necessary to comply with government directives or advisories. Shareholders are advised to monitor the Target Fund’s website for additional information. At the Meeting, shareholders will consider the following proposal (the “Proposal”), with respect to the Target Fund:

To approve the Agreement and Plan of Reorganization by and among Columbia Funds Series Trust, on behalf of its series Columbia Select International Equity Fund (the “Target Fund”), Columbia Acorn Trust, on behalf of its series Columbia Acorn International Select (the “Acquiring Fund”), Columbia Management Investment Advisers, LLC, the investment manager of the Target Fund, and Columbia Wanger Asset Management, LLC, the investment manager of the Acquiring Fund, pursuant to which the Target Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the Acquiring Fund, in exchange for shares of a corresponding class of shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund.

Shareholders of the Target Fund will be asked to vote on the Proposal, and to transact such other business as may properly come before the Meeting.

Please carefully read the enclosed Combined Proxy Statement/Prospectus, which discusses the Proposal in more detail. If you were a shareholder of the Target Fund as of the close of business on March 20, 2020, you may vote at the Meeting or at any adjournment or postponement of the Meeting. You are welcome to attend the Meeting in person. If you cannot attend in person, please vote by mail, telephone or internet by following the instructions on the enclosed proxy card. If you have questions, please call the Target Fund’s proxy solicitor toll free at (800) 708-7953. It is important that you vote. The Board of Trustees of the Target Fund recommends that you vote FOR the Proposal.

By order of the Board of Trustees

Ryan C. Larrenaga, Secretary

April 8, 2020

Columbia Funds Series Trust

Columbia Select International Equity Fund

COMBINED PROXY STATEMENT/PROSPECTUS

Dated April 8, 2020

This document is a proxy statement for Columbia Select International Equity Fund, a series of Columbia Funds Series Trust (the “Target Fund”) and a prospectus for Columbia Acorn International Select, a series of Columbia Acorn Trust (the “Acquiring Fund”). The mailing address and telephone number of the Target Fund and the Acquiring Fund is c/o Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City, MO 64121-9104 and 800-345-6611. This Combined Proxy Statement/Prospectus and the enclosed proxy card were first mailed to shareholders of the Target Fund beginning on or about April 13, 2020. This Combined Proxy Statement/Prospectus contains information you should know before voting on the following proposal (the “Proposal”) with respect to the Target Fund. You should read this document carefully and retain it for future reference. The board of trustees of the Target Fund (the “Target Fund Board”) is soliciting proxies from shareholders of the Target Fund for a joint special meeting of shareholders (the “Meeting”).

Proposal	To be voted on by shareholders of:
To approve an Agreement and Plan of Reorganization by and among Columbia Funds Series Trust, on behalf of the Target Fund, Columbia Acorn Trust, on behalf of the Acquiring Fund, Columbia Management Investment Advisers, LLC, the investment manager of the Target Fund, and Columbia Wanger Asset Management, LLC, the investment manager of the Acquiring Fund, pursuant to which the Target Fund will transfer that portion of its assets attributable to each class of its shares to the Acquiring Fund in exchange for shares of the corresponding class of shares of the Acquiring Fund as noted below and the Acquiring Fund’s assumption of all liabilities and obligations of the Target Fund followed by the distribution of the Acquiring Fund’s shares to the Target Fund shareholders in complete liquidation of the Target Fund.	Columbia Select International Equity Fund

Columbia Select International Equity Fund		Columbia Acorn International Select
Class A	g	Class A
Advisor Class	g	Advisor Class
Class C	g	Class C
Class Inst	g	Class Inst
Class Inst2	g	Class Inst2
Class Inst3	g	Class Inst3
Class R	g	Class A

The Proposal will be considered by shareholders who owned shares of the Target Fund on March 20, 2020 at the Meeting that will be held at 10:00 A.M. ET on June 30, 2020, at 225 Franklin Street, Boston, Massachusetts (32nd Floor, Room 3200). The Target Fund and Acquiring Fund (each, a “Fund” and collectively, the “Funds”) are each a registered open-end management investment company (or a series thereof). Additional information regarding the Meeting, including the required votes, voting procedures and shareholder voting rights, can be found in “Section B – Proxy Voting and Shareholder Meeting Information” of this Combined Proxy Statement/Prospectus.

If shareholders of the Target Fund fail to approve the reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”), the Target Fund Board will consider what other actions, if any, may be appropriate for the Target Fund.

Where to Get More Information

The Statement of Additional Information of the Acquiring Fund relating to the Reorganization (the “Reorganization SAI”), dated April 8, 2020, has been filed with the SEC and is incorporated into this Combined Proxy Statement/Prospectus by reference. In addition, the following documents have been filed with the SEC and are incorporated into this Combined Proxy Statement/Prospectus by reference:

Columbia Acorn International Select (SEC file nos. 811-01829 and 002-34223)

•

the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of Columbia Acorn International Select for the fiscal year ended December 31, 2019;

Columbia Select International Equity Fund (SEC file nos. 811-09645 and 333-89661)

•	the Prospectus of Columbia Select International Equity Fund, dated July 1, 2019, as supplemented to date;

•	the Statement of Additional Information of Columbia Select International Equity Fund, dated March 1, 2020, as supplemented to date; and

•

the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of Columbia Select International Equity Fund for the fiscal year ended February 28, 2019, and the unaudited financial statements included in the Semiannual Report to Shareholders of Columbia Select International Equity Fund for the fiscal period ended August 31, 2019.

For a free copy of any of the documents listed above and/or to ask questions about this Combined Proxy Statement/Prospectus, please call the Target Fund’s proxy solicitor toll free at (800) 708-7953 or by written request at Computershare Fund Services, 2950 Express Drive South, Suite 210, Islandia, New York 11749.

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials and other information with the SEC. Copies of these reports, proxy materials and other information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Branch of the SEC Office of Consumer Affairs and Information Services, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any Fund will achieve its investment objectives.

AS WITH ALL MUTUAL FUNDS, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED ON THE ADEQUACY OF THIS COMBINED PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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SECTION A — INFORMATION ON THE PROPOSED REORGANIZATION

The following information describes the proposed reorganization (the “Reorganization”) of Columbia Select International Equity Fund (the “Target Fund”) into Columbia Acorn International Select (the “Acquiring Fund”). The Target Fund and the Acquiring Fund are referred to individually as a “Fund” and collectively as the “Funds.”

SUMMARY

Columbia Management Investment Advisers, LLC (“Columbia Threadneedle”) and Columbia Wanger Asset Management, LLC (“Columbia Wanger” and together with Columbia Threadneedle, the “Investment Managers” and each, an “Investment Manager”) have recommended a series of mutual fund liquidations and reorganizations as part of an initiative to streamline the product offerings of the mutual funds managed by the Investment Managers (the “Columbia Funds”). Reducing the number of Columbia Funds would also allow management, distribution and other resources to be focused more effectively on a smaller group of Columbia Funds and is intended to enhance the funds’ prospects for attracting additional assets by better differentiating the funds for potential shareholders (which may lead to a more concentrated selling effort). As part of this initiative, the Board of Trustees of Columbia Funds Series Trust (the “Target Fund Board”) has approved the Proposal to reorganize the Target Fund into the Acquiring Fund. The Reorganization is scheduled to close in the third quarter of 2020.

This Combined Proxy Statement/Prospectus is being used by the Target Fund to solicit proxies to vote at a special meeting of the shareholders (the “Meeting”). Shareholders of the Target Fund are being asked to consider a Proposal to approve the Agreement and Plan of Reorganization (the “Agreement”) providing for the Reorganization (the “Proposal”).

The following is a summary of the Proposal. More complete information appears later in this Combined Proxy Statement/Prospectus. You should carefully read the entire Combined Proxy Statement/Prospectus and the exhibits because they contain details that are not included in this summary.

How The Reorganization Will Work

•

Pursuant to an Agreement and Plan of Reorganization (the “Agreement”), the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund (“Acquisition Shares”) and the Acquiring Fund’s assumption of all obligations and liabilities of the Target Fund. Immediately after the closing, the Target Fund will liquidate and distribute pro rata to shareholders of record of each class of its shares the Acquisition Shares of the corresponding class of shares received by the Target Fund.

•

The Acquiring Fund will issue Acquisition Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the Target Fund, net of liabilities and any expenses of the Reorganization payable by the Target Fund. Acquisition Shares of each class of shares of the Acquiring Fund will be distributed to the shareholders of the corresponding class of shares of the Target Fund in proportion to their holdings of such class of the Target Fund. Shareholders of the Target Fund will receive the same class of shares of the Acquiring Fund as they own at the time of the Reorganization except with respect to Class R shares. For example, holders of Class A shares of the Target Fund will receive Class A shares of the Acquiring Fund with the same aggregate net asset value as the aggregate net asset value of their Target Fund Class A shares. However, because the Acquiring Fund does not offer Class R shares, shareholders of Class R shares of the Target Fund will receive Class A shares of the Acquiring Fund. While the aggregate net asset value of your shares will not change as a result of the Reorganization, the number of shares you hold may differ based on each Fund’s net asset value.

•

The Acquiring Fund will bear the costs of certain Reorganization-related testing conducted by the Fund’s auditors in connection with the Reorganization. All other costs of the Reorganization will be borne by the Target Fund in accordance with the Agreement. The Funds will bear Reorganization costs only to the extent they are expected to be offset by the anticipated reduction in expenses borne by the Fund’s shareholders during the first year following the Reorganization. Any amounts in excess of this limit will be borne by the Investment Managers. A significant portion of the portfolio assets of the Target Fund is expected to be sold by the Target Fund before the Reorganization. All such sales will cause the Target Fund to incur transaction costs and are expected to result in an increased taxable distribution to shareholders. Reorganization costs do not include portfolio transaction costs incurred by the Target Fund prior to the Reorganization. Such transaction costs are described in more detail in the section of the Combined Proxy Statement/Prospectus entitled “Section A – Information on the Proposed Reorganization – Synopsis – Comparison of Fees and Expenses – Portfolio Turnover” with respect to the Reorganization.

•

The Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes. Accordingly, it is expected that Target Fund shareholders will recognize gain or loss as a direct result of a Reorganization and neither Target Fund will recognize gain or loss as a direct result of a Reorganization, except that gain or loss may be recognized by a Target Fund with respect to assets as to which unrealized gain or loss is required to be recognized under federal income tax principles at the termination of a taxable year or upon the transfer of such assets regardless of whether such transfer would otherwise be a non-taxable transaction, as described in more detail in the section of this Combined Proxy Statement/Prospectus entitled “Section A – Information on the Proposed Reorganization – Additional Information About the Reorganization – U.S. Federal Income Tax Status of the Reorganization.”

•

As part of the Reorganization of the Target Fund, systematic transactions (such as bank authorizations and systematic payouts) currently set up with the Target Fund for your Target Fund account will be transferred to your new Acquiring Fund account. If you purchase shares through a broker-dealer or other financial intermediary, please contact your financial intermediary for additional details.

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Shareholders will not incur any sales charges in connection with the issuance of Acquisition Shares in connection with the Reorganization. Sales charges will apply to subsequent purchases unless a sales charge waiver applies.

•

After the Reorganization is completed, Target Fund shareholders will be shareholders of the same class of shares of the Acquiring Fund, except that shareholders of Class R shares of the Target Fund will be Class A shareholders of the Acquiring Fund, and the Target Fund will be dissolved.

U.S. Federal Income Tax Consequences

The Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes and will not take place unless the Target Fund and the Acquiring Fund receive a satisfactory opinion of tax counsel substantially to the effect that the Reorganization will qualify as a tax-free reorganization, as described in more detail in the section entitled “Section A – Information on the Proposed Reorganization – Additional Information About the Reorganization – U.S. Federal Income Tax Status of the Reorganization.” Accordingly, subject to the limited exceptions described in that section, no gain or loss is expected to be recognized by the Target Fund or its shareholders as a direct result of the Reorganization. A significant portion of the portfolio assets of the Target Fund is expected to be sold by the Target Fund before the Reorganization. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the tax basis of the Target Fund in such assets and the holding period of such assets. Capital gains recognized in all such sales on a net basis, after reduction by any available capital losses, will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Additionally, because the Reorganization will end the tax year of the Target Fund, it will accelerate distributions to shareholders from the Target Fund for its tax year ending on the date of the Reorganization. Those tax year-end distributions will be taxable, and will include any distributable, but not previously distributed, income and capital gains resulting from portfolio turnover prior to consummation of the Reorganization. At any time prior to the Reorganization, a shareholder may redeem shares of the Target Fund. Any such redemption would likely result in the recognition of gain or loss by the shareholder for U.S. federal income tax purposes. If a shareholder holds Target Fund shares in a non-taxable account, distributions and redemption proceeds with respect to those shares will not be currently taxable to the shareholder if those amounts remain in the non-taxable account.

A Target Fund shareholder’s aggregate tax basis in the Acquisition Shares is expected to carry over from the shareholder’s Target Fund shares, and a Target Fund shareholder’s holding period in the Acquisition Shares is expected to include the shareholder’s holding period in the Target Fund shares.

For more information about the U.S. federal income tax consequences of the Reorganization, see the section entitled “Section A – Information on the Proposed Reorganization – Additional Information about the Reorganization – U.S. Federal Income Tax Status of the Reorganization.”

Costs of the Reorganization

The Target Fund and Acquiring Fund will bear a portion of the out-of-pocket expenses associated with the Reorganization, as set forth below. The Agreement provides that the Acquiring Fund will bear the costs of certain Reorganization-related testing conducted by the Funds’ auditors in connection with the Reorganization and that all other Reorganization costs will be allocated to the Target Fund in accordance with the Agreement. Reorganization costs allocated to the Target Fund include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of this Combined Proxy Statement/Prospectus, other shareholder communications and filings with the Securities and Exchange Commission (“SEC”) and/or other governmental authorities in connection with the Reorganization; (2) legal, audit, custodial and other fees incurred in connection Reorganization; and (3) proxy solicitation costs (the “Reorganization Costs”). The Agreement provides that each Fund will bear Reorganization Costs to the extent that such fees and expenses do not exceed the anticipated reduction in expenses that shareholders of a Fund are expected to realize in the first year following the Reorganization. One-year cost savings are determined at the share class level for each Fund by comparing the net expense ratio pre-Reorganization to the net expense ratio post-Reorganization, as set forth in the Fees and Expenses section below. Any amounts in excess of this limit will be borne by the Investment Managers. Should the Reorganization fail to occur, the Investment Managers will bear all costs associated with the Reorganization.

The estimated Reorganization Costs expected to be borne by the Target Fund and Acquiring Fund, stated as an aggregate dollar amount and on a per-share basis based on shares outstanding as of December 31, 2019, are set forth below:

	Costs Estimated to be Borne
Reorganization	Total	Per Share
Columbia Select International Equity Fund	$78,767	$0.0047
Columbia Acorn International Select	$4,000	$0.0008

Based on the operating expense ratios shown in the Fees and Expenses section for the Acquiring Fund, it is projected that, after the Reorganization, each class of shares of the Target Fund will benefit from expense savings that will offset the allocated Reorganization expenses over time, taking into account fee waivers and expense reimbursements. The time period estimated to recoup such costs is as follows:

Fund	Number of Months
Columbia Select International Equity Fund	12

If a Target Fund shareholder redeems his or her Acquisition Shares prior to such time, the shareholder may not fully benefit from the projected expense savings of the Reorganization.

SYNOPSIS OF THE PROPOSAL: COMPARISON OF COLUMBIA SELECT INTERNATIONAL EQUITY FUND AND COLUMBIA ACORN INTERNATIONAL SELECT

Comparison of the Target Fund and the Acquiring Fund

The Target Fund and the Acquiring Fund:

•	Have similar investment objectives, strategies and policies.

•

Have the same policies for buying and selling shares and the same exchange rights. Please see “Section C – Additional Information Applicable to the Acquiring Fund” for a description of these policies for the Acquiring Fund.

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Offer different share classes, as the Acquiring Fund does not offer Class R shares. Shareholders of Class R shares of the Target Fund will receive Class A shares of the Acquiring Fund, which are subject to lower total fees and expenses (see the tables below). The Acquiring Fund will waive any sales charges on Class A shares received in the Reorganization and will waive any investment minimums for former Class R Shareholders receiving Class A shares as part of the Reorganization. Sales charges will apply to subsequent purchases unless a sales charge waiver applies. For more information on features of Class A Shares, see “Section C – Additional Information about the Acquiring Fund.”

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Have different investment managers. The Target Fund is managed by Columbia Threadneedle and the Acquiring Fund is managed by Columbia Wanger. Further, the Target Fund’s day-to-day portfolio management activities are managed by an affiliated sub-adviser, Threadneedle International Limited (“Threadneedle Ltd.”), an affiliate of Columbia Threadneedle and Columbia Wanger, each of which is a subsidiary of Ameriprise Financial, Inc.

•	Have different fiscal year ends. The Target Fund’s fiscal year end is February 28 and the Acquiring Fund’s fiscal year end is December 31.

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Are structured as series of separate open-end management investment companies. The Acquiring Fund is organized as a series of a Massachusetts business trust. The Target Fund is organized as a series of a Delaware statutory trust. Please see Appendix B to this Combined Proxy Statement/Prospectus for more information regarding the differences between the rights of shareholders.

Comparison of Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The purpose of the tables below is to assist you in understanding the various costs and expenses of investing in common shares of the Funds. An investor transacting in a class of Fund shares without any front-end sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution may be required to pay a commission to the financial intermediary for effecting such transactions. Such commission rates are set by the financial intermediary and are not reflected in the tables or the example below. You may qualify for sales charge discounts if you and members of your immediate family invest, or agree to invest in the future, at least $50,000 in certain classes of shares of eligible funds distributed by Columbia Management Investment Distributors, Inc. (the “Distributor”).

The information in the table reflects the fees and expenses for the Target Fund’s semi-annual period ended August 31, 2019 (annualized), for the Acquiring Fund’s fiscal year ended December 31, 2019 and the pro forma expenses for the fiscal year ended December 31, 2019 for the combined fund following the Reorganization.

Such information is based on current fees and expenses and assets as of the most recent annual or semi-annual period for each Fund. Actual fees and expenses of the combined fund will be based on the amount of Funds’ assets following the Reorganization. The assets of the Funds will vary based on market conditions, redemptions and other factors.

Shareholder Fees (fees paid directly from your investment)

Columbia Select International Equity Fund (Current)	Class A		Class Adv	Class C		Class Inst	Class Inst2	Class Inst3	Class R
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%		None	None		None	None	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	1.00	%(a)	None	1.00	%(b)	None	None	None	None

Columbia Acorn International Select (Current and Pro Forma)	Class A		Class Adv	Class C		Class Inst	Class Inst2	Class Inst3	Class R
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%		None	None		None	None	None	—
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	1.00	%(a)	None	1.00	%(b)	None	None	None	—

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Columbia Select International Equity Fund (Current)	Class A	Class Adv	Class C	Class Inst	Class Inst2	Class Inst3	Class R
Management fees	0.87%	0.87%	0.87%	0.87%	0.87%	0.87%	0.87%
Distribution and/or service (12b-1) fees	0.25%	0.00%	1.00%	0.00%	0.00%	0.00%	0.50%
Other expenses(c)	0.35%	0.35%	0.35%	0.35%	0.19%	0.12%	0.35%
Total annual Fund operating expenses(d)	1.47%	1.22%	2.22%	1.22%	1.06%	0.99%	1.72%

Columbia Acorn International Select (Current)	Class A	Class Adv	Class C	Class Inst	Class Inst2	Class Inst3	Class R
Management fees	0.89%	0.89%	0.89%	0.89%	0.89%	0.89%	—
Distribution and/or service (12b-1) fees	0.25%	0.00%	1.00%	0.00%	0.00%	0.00%	—
Other expenses(c)	0.39%	0.39%	0.39%	0.39%	0.32%	0.27%	—
Total annual Fund operating expenses(e)	1.53%	1.28%	2.28%	1.28%	1.21%	1.16%	—

Columbia Acorn International Select (Pro Forma)	Class A	Class Adv	Class C	Class Inst	Class Inst2	Class Inst3	Class R
Management fees	0.89%	0.89%	0.89%	0.89%	0.89%	0.89%	—
Distribution and/or service (12b-1) fees	0.25%	0.00%	1.00%	0.00%	0.00%	0.00%	—
Other expenses(c)	0.35%	0.35%	0.35%	0.35%	0.22%	0.17%	—
Total annual Fund operating expenses(e)	1.49%	1.24%	2.24%	1.24%	1.11%	1.06%	—
Less: Fee waivers and/or expense reimbursements(f)	(0.21)%	(0.21)%	(0.21)%	(0.21)%	(0.21)%	(0.21)%	—
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.28%	1.03%	2.03%	1.03%	0.90%	0.85%	—

(a)

This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
(c)	Other expenses have been restated to reflect current fees paid by the Fund.
(d)

Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through June 30, 2020, unless sooner terminated at the sole discretion of the Target Fund Board. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 1.31% for Class A, 1.06% for Class Adv, 2.06% for Class C, 1.06% for Class Inst, 0.93% for Class Inst2, 0.86% for Class Inst3 and 1.56% for Class R.

(e)

Columbia Wanger has contractually agreed to waive fees and reimburse certain expenses of the Acquiring Fund, through April 30, 2020, so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Acquiring Fund’s investment in other investment companies, if any) do not exceed the annual rates of 1.31% for Class A shares, 1.06% for Class Adv shares, 2.06% for Class C shares, 1.06% for Class Inst shares, 0.97% for Class Inst2 shares and 0.92% for Class Inst3 shares. In addition, the Fund’s transfer agent, Columbia Management Investment Services Corp., has contractually agreed to waive a portion of its fees through June 30, 2020, such that the Acquiring Fund’s transfer agency fees do not exceed the annual rates of 0.05% of the average daily net assets of Class Inst2 shares and 0.00% of the average daily net assets of Class Inst3 shares. Columbia Wanger has further contractually agreed to waive fees and reimburse certain expenses of the Acquiring Fund, effective May 1, 2020 through April 30, 2021, so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Acquiring Fund’s investment in other investment companies, if any) do not exceed the annual rates of 1.28% for Class A shares, 1.03% for Class Adv shares, 2.03% for Class C shares, 1.03% for Class Inst shares, 0.96% for Class Inst2 shares and 0.91% for Class Inst3 shares. These arrangements may only be amended or terminated with approval from the Acquiring Fund’s Board of Trustees and Columbia Wanger.

(f)

Assuming approval by shareholders of the Reorganization, and effective upon the closing of the Reorganization, Columbia Wanger has further contractually agreed to waive fees and reimburse certain expenses, through April 30, 2022, so that ordinary operating expenses (excluding any Reorganization Costs, transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Acquiring Fund’s investment in other investment companies, if any) do not exceed the annual rates of 1.28% for Class A shares, 1.03% for Class Adv shares, 2.03% for Class C shares, 1.03% for Class Inst shares, 0.90% for Class Inst2 shares and 0.85% for Class Inst3 shares. This arrangement may only be amended or terminated with approval from the Acquiring Fund’s Board of Trustees and Columbia Wanger.

Expense examples

These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods, both under the current arrangements and, for the Acquiring Fund, assuming completion of the proposed Reorganization. These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above for Columbia Acorn International Select (Pro Forma) expire as indicated in the preceding table, such waivers are only reflected in the 1 year example and the first year of the other examples and in the 1 year and the first and second year of the other examples for Acquiring Fund Pro Forma.. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

Columbia Select International Equity Fund (Current)	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$716	$1,013	$1,332	$2,231
Class Adv (whether or not shares are redeemed)	$124	$387	$670	$1,477
Class C (assuming redemption of all shares at the end of the period)	$325	$694	$1,190	$2,554
Class C (assuming no redemption of shares)	$225	$694	$1,190	$2,554
Class Inst (whether or not shares are redeemed)	$124	$387	$670	$1,477
Class Inst2 (whether or not shares are redeemed)	$108	$337	$585	$1,294
Class Inst3 (whether or not shares are redeemed)	$101	$315	$547	$1,213
Class R (whether or not shares are redeemed)	$175	$542	$933	$2,030

Columbia Acorn International Select (Current)
Class A (whether or not shares are redeemed)	$722	$1,031	$1,361	$2,294
Class Adv (whether or not shares are redeemed)	$130	$406	$702	$1,545
Class C (assuming redemption of all shares at the end of the period)	$331	$712	$1,220	$2,615
Class C (assuming no redemption of shares)	$231	$712	$1,220	$2,615
Class Inst (whether or not shares are redeemed)	$130	$406	$702	$1,545
Class Inst2 (whether or not shares are redeemed)	$123	$384	$665	$1,466
Class Inst3 (whether or not shares are redeemed)	$118	$368	$638	$1,409

Columbia Acorn International Select (Pro Forma)
Class A (whether or not shares are redeemed)	$698	$979	$1,303	$2,217
Class Adv (whether or not shares are redeemed)	$105	$351	$640	$1,462
Class C (assuming redemption of all shares at the end of the period)	$306	$659	$1,161	$2,541
Class C (assuming no redemption of shares)	$206	$659	$1,161	$2,541
Class Inst (whether or not shares are redeemed)	$105	$351	$640	$1,462
Class Inst2 (whether or not shares are redeemed)	$92	$310	$570	$1,313
Class Inst3 (whether or not shares are redeemed)	$87	$294	$543	$1,255

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the expense examples, affect a Fund’s performance. During the most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
Columbia Select International Equity Fund	34%
Columbia Acorn International Select	46%

A significant portion of the Target Fund’s portfolio assets is expected to be sold by the Target Fund following shareholder approval and prior to the Reorganization. If the Reorganization had occurred as of September 30, 2019, it is estimated that approximately 98% of the Target Fund’s investment portfolio would have been sold. It is estimated that such portfolio repositioning as of September 30, 2019 would have resulted in brokerage commissions or other transaction costs of approximately $237,092 (0.09% of the assets of the Target Fund) and increased distributions of net capital gain and net investment income of approximately $1.99 per share.

The repositioning may result in the Target Fund selling securities in greater volumes or in a shorter period of time than it normally would, which may impact the market price received in such sales.

These transaction costs represent expenses of the Target Fund that will not be subject to the Target Fund’s expense cap and will be borne by the Target Fund and indirectly borne by the Target Fund’s shareholders. Capital gains from such portfolio sales may result in increased distributions of net capital gain and net investment income.

The above information is presented for informational purposes as of a specific point in time in the past. Actual market prices, capital gains and transaction costs will depend on market conditions at the time of sale and may vary significantly from the information shown, particularly in light of uncertainty regarding the economic and financial repercussions resulting from the COVID-19 public health crisis.

Comparison of Investment Objectives and Principal Investment Strategies, and Non-Fundamental Investment Policies

The investment objectives and principal investment strategies of the Target Fund and the Acquiring Fund are set forth in the table below. Each Fund’s investment objective and non-fundamental investment policies (including its principal and additional investment strategies) can be changed by the applicable Board of Trustees without shareholder approval. There is no assurance a Fund’s investment objective will be achieved.

The Target Fund’s investment policy with respect to 80% of its net assets may be changed by the Target Fund Board without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change.

The Funds have substantially similar investment objectives and similar principal investment strategies; however, there are certain differences in the Funds’ principal investment strategies. Both Funds invest significantly in equity securities of foreign companies, including developed and emerging market issuers. However, the Target Fund may invest in equity securities of issuers of any market capitalization, whereas the Acquiring Fund focuses on common stock of small- and mid-sized companies with market capitalizations under $25 billion at the time of initial investment. Additionally, the Target Fund may invest in special situations whereas the Acquiring Fund does not have a stated policy regarding these investments. Allocations to different geographic regions are related to the different investment processes of the Target Fund’s and Acquiring Funds’ respective Investment Managers. The Funds do not concentrate in any industry, but may focus on different industry sectors.

	Columbia Select International Equity Fund	Columbia Acorn International Select
Investment Objective	The Fund seeks long-term capital growth.	The Fund seeks long-term capital appreciation.
Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities (including common stock, preferred stock, and depositary receipts) of established companies located in at least three countries other than the United States, including emerging market countries.

The Fund invests in companies that are believed to have the potential for growth.

Under normal circumstances, the Fund invests at least 65% of its net assets in foreign companies in developed markets (for example, Japan, Canada and the United Kingdom). The Fund also may invest up to 35% of its total assets in companies in emerging markets (for example, China, India and Brazil).
Geographic Concentration	From time to time, the Fund may focus its investments in certain countries or geographic areas, including Europe and Japan.	The Fund generally invests in at least three countries other than the United States but may invest up to 25% of its total assets in securities of U.S. issuers.
Number of Holdings	The Fund typically employs a focused portfolio investing style, which results in fewer holdings than a fund that seeks to achieve its investment objective by investing in a greater number of issuers.	The Fund invests in a limited number of foreign companies (generally between 30 and 60), offering the potential to provide above-average growth over time.
Diversification	The Fund is diversified.	The Fund is diversified.
Market capitalization of holdings	The Fund may invest in equity securities of issuers of any market capitalization.	Under normal circumstances, the Fund (i) invests a majority of its net assets in the common stock of small- and mid-sized companies with market capitalizations under $25 billion at the time of initial investment (“Focus Stocks”) and (ii) may also invest in companies with market capitalizations above $25 billion, provided that immediately after that investment a majority of the Fund’s net assets would be invested in Focus Stocks. The Fund may continue to hold, and make additional investments in, Focus Stocks whose market capitalizations have grown to exceed $25 billion, regardless of whether the Fund’s investments in Focus Stocks are a majority of the Fund’s net assets.
Industry Concentration	The Fund may from time to time emphasize one or more sectors in selecting its investments, including the financial services sector and the industrials sector.	The Fund may from time to time emphasize one or more sectors in selecting its investments.
Special Situations	The Fund may invest in companies involved in initial public offerings, tender offers, mergers, other corporate restructurings and other special situations.	—

Additional Information About the Funds’ Principal Investment Strategies

Target Fund. The Target Fund’s investment sub-adviser, Threadneedle Ltd., chooses investments for the Fund by:

•	Deploying an integrated approach to equity research that incorporates regional analyses, an international sector strategy, and stock specific perspectives;

•	Conducting detailed research on companies in a consistent, strategic and macroeconomic framework;

•	Looking for catalysts of change and identifying the factors driving markets, which will vary over economic and market cycles; and

•	Implementing rigorous risk control processes that seek to ensure that the risk and return characteristics of the Fund’s portfolio are consistent with established portfolio management parameters.

A number of factors may prompt the portfolio management team to sell securities. A sale may result from a change in the composition of the Fund’s benchmark or a change in sector strategy. A sale may also be prompted by factors specific to a stock, such as valuation or company fundamentals.

Acquiring Fund. In pursuit of the Acquiring Fund’s investment objective, the portfolio managers will take advantage of the research and stock-picking capabilities of Columbia Wanger and will generally concentrate the Fund’s investments in those sectors, companies, geographic regions or industries that the portfolio managers believe offer the best investment return potential. Columbia Wanger typically seeks companies with:

•	A strong business franchise that offers growth potential.

•	Products and services in which the company has a competitive advantage.

•	A stock price Columbia Wanger believes is reasonable relative to the assets and earning power of the company.

Columbia Wanger may sell a portfolio holding if the security reaches Columbia Wanger’s price target, if the company has a deterioration of fundamentals, such as failing to meet key operating benchmarks, or if Columbia Wanger believes other securities are more attractive. Columbia Wanger also may sell a portfolio holding to fund redemptions.

Comparison of Fundamental Investment Policies

Each Fund has adopted certain fundamental and non-fundamental investment restrictions. The fundamental investment restrictions (i.e., those which may not be changed without shareholder approval) are listed below. Each Fund’s fundamental investment restrictions are substantially similar.

The fundamental investment restrictions cannot be changed without the consent of the holders of a majority of the outstanding shares of the applicable Fund. The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

	Columbia Select International Equity Fund	Columbia Acorn International Select
Buy or sell real estate	The Fund may not purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.	The Fund may not purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate.

	Columbia Select International Equity Fund	Columbia Acorn International Select
Buy or sell commodities	The Fund may not purchase or sell commodities, except that the Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.	The Fund may not purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) foreign currency contracts.
Issuer diversification	The Fund may not purchase securities (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations; and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any exemptive relief obtained by the Fund.

The Fund may not, with respect to 75% of the value of the Fund’s total assets, invest more than 5% of its total assets (valued at the time of investment) in securities of a single issuer, except securities issued or guaranteed by the government of the U.S., or any of its agencies or instrumentalities.

The Fund may not acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer.

The Fund may not invest more than 25% of its total assets in a single issuer (other than U.S. government securities)

Concentrate in any one industry	The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.	The Fund may not invest more than 25% of its total assets in the securities of companies in a single industry (excluding U.S. government securities).

	Columbia Select International Equity Fund	Columbia Acorn International Select
Act as an underwriter	The Fund may not underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies.	The Fund may not underwrite the distribution of securities of other issuers; however, the Fund may acquire “restricted” securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale.
Lending	The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.	The Fund may not make loans, but this restriction shall not prevent the Fund from (a) investing in debt securities, (b) investing in repurchase agreements, or (c) lending its portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets(taken at market value at the time of such loan).
Borrow money	The Fund may not borrow money except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.	The Fund may not borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund’s total assets at the time of borrowing, and (b) in connection with transactions in options, futures and options on futures.
Issue senior securities	The Fund may not issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.	The Fund may not issue any senior security except to the extent permitted under the 1940 Act.
Margin purchases	—	The Fund may not make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures.

The Acquiring Fund’s investment objectives, principal investment strategies, fundamental and non-fundamental investment policies and holdings may expose the Target Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Target Fund and the Acquiring Fund is provided under “Comparison of Principal Risks” below.

Comparison of Principal Risks

The principal risks associated with investments in the Acquiring Fund and the Target Fund are similar, except as described below. The Target Fund and the Acquiring Fund are generally subject to similar principal risks (given their substantially similar investment strategies). The Acquiring Fund is subject to the principal risks described in “Section C – Additional Information Applicable to the Acquiring Fund” below. The Target Fund is subject to each of those risks, though the Target Fund does not identify exposure to foreign currencies and developing countries as separate principal risks, as is the case with the Acquiring Fund. The Target Fund remains subject to these risks and they are covered as part of the broader risks associated with foreign securities investments. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time.

The following table provides a comparison of the types of principal investment risks associated with an investment in each Fund:

Principal Investment Risks	Columbia Select International Equity Fund	Columbia Acorn International Select
Active Management Risk	X	X
Depositary Receipts Risk	X	—
Emerging Market Securities Risk	X	X
Focused/Select Portfolio Risk	X	X
Foreign Currency Risk	X	X
Foreign Securities Risk	X	X
Geographic Focus Risk	X	X
Growth Securities Risk	X	X
Issuer Risk	X	X
Large-Cap Company Securities Risk	—	X
Liquidity Risk	X	—
Liquidity and Trading Volume Risk	—	X
Market Risk	X	X
Preferred Stock Risk	X	—
Sector Risk	X	X
Small- and Mid-Cap Company Securities Risk	—	X
Special Situations Risk	X	—

Comparison of Management of the Funds

Columbia Threadneedle serves as the investment manager to the Target Fund and is responsible for overseeing the Target Fund’s sub-adviser, Threadneedle Ltd. who provides day-to-day portfolio management services to the Target Fund. Columbia Wanger serves as the investment manager to the Acquiring Fund. Columbia Threadneedle, Threadneedle Ltd. and Columbia Wanger are each direct or indirect wholly-owned subsidiaries of Ameriprise Financial, Inc. Both Funds obtain investment management services from their respective investment manager according to terms of advisory agreements that are substantially similar, except for the fee rate and certain differences related to the difference in investment manager and board of trustees. The table below shows the current contractual management fee schedule for each Fund. The effective management fee as of each Fund’s fiscal year end was 0.87% for the Target Fund and 0.89% for the Acquiring Fund. The Acquiring Fund’s management fee schedule will apply following completion of the Reorganization.

Columbia Select International Equity Fund		Columbia Acorn International Select
Assets	Fee	Assets	Fee
Up to $500 million	0.870%	Up to $500 million	0.890%
$500 million to $1 billion	0.820%	$500 million and over	0.850%
$1 billion to $1.5 billion	0.770%
$1.5 billion to $3 billion	0.720%
$3 billion to $6 billion	0.700%
$6 billion to $12 billion	0.680%
$12 billion and over	0.670%

Each Fund is governed by a board of trustees, which is responsible for overseeing the Fund. The Target Fund is overseen by the Board of Trustees Columbia Funds Series Trust and the Acquiring Fund is overseen by the Board of Trustees Columbia Acorn Trust. For a listing of the members of each Fund’s Board, please refer to the Fund’s Statement of Additional Information.

The Funds have different investment managers and different portfolio management teams. “Section C – Additional Information Applicable to the Acquiring Fund” below describes the employment history of the portfolio managers of the Acquiring Fund. The Statement of Additional Information of each Fund provides additional information about portfolio manager compensation, other accounts managed and ownership of each Fund’s shares.

Comparison of Performance

The following bar charts and tables show, respectively:

•	how each Fund’s performance has varied for each full calendar year shown in the bar chart; and

•	how each Fund’s average annual total returns compare to certain measures of market performance shown in the table.

The bar charts and tables show some of the risks of investing in the Funds. The bar chart shows how each Fund’s Class Inst share performance has varied for each full calendar year shown. If the sales charges were reflected, returns shown would be lower. The table below the bar chart compares each Fund’s returns for the periods shown with a broad measure of market performance and, for the Acquiring Fund, another measure of performance for a market in which the Fund may invest.

The performance of share classes launched subsequent to Class Inst shares shown in the table below includes a Fund’s Class Inst share returns (adjusted to reflect the related operating expenses of such classes, if higher) for periods prior to the indicated inception date of such share classes. Except for differences in fees and expenses, all share classes of a Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities. Share classes with expenses that are higher than Class Inst shares will have lower performance.

The after-tax returns shown in the Average Annual Total Returns table below are calculated using the highest historical individual U.S. federal marginal income tax rates in effect during the period indicated in the table and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-advantaged accounts such as 401(k) plans or IRAs. The after-tax returns are shown only for Class Inst shares and will vary for other share classes.

The Target Fund’s performance prior to May 2015 reflects returns achieved pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.

Columbia Select International Equity Fund

CLASS INST SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was 19.27% (third quarter 2010) and the lowest return for a calendar quarter was (21.90)% (third quarter 2011).

Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2019)

	Share Class Inception Date	1 year	5 years	10 years
Class Inst	12/02/1991
returns before taxes		28.75%	5.78%	4.82%
returns after taxes on distributions		28.43%	5.55%	4.66%
returns after taxes on distributions and sale of Fund shares		17.46%	4.60%	3.95%

Class A returns before taxes	06/03/1992	21.10%	4.27%	3.94%

Class Adv returns before taxes	11/08/2012	28.72%	5.77%	4.82%

Class C returns before taxes	06/17/1992	26.41%	4.72%	3.78%

Class Inst2 returns before taxes	11/08/2012	28.88%	5.95%	4.94%

Class Inst3 returns before taxes	03/07/2011	29.06%	6.00%	5.02%

Class R returns before taxes	01/23/2006	28.10%	5.26%	4.31%

MSCI EAFE Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or other taxes )		22.01%	5.67%	5.50%

Columbia Acorn International Select

CLASS INST SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was 17.11% (third quarter 2010) and the lowest return for a calendar quarter was (15.84)% (fourth quarter 2018).

Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2019)

	Share Class Inception Date	1 year	5 years	10 years
Class Inst	11/23/1998
returns before taxes		33.71%	9.77%	8.66%
returns after taxes on distributions		30.96%	8.82%	7.29%
returns after taxes on distributions and sale of Fund shares		22.02%	7.69%	6.86%

Class A returns before taxes	10/16/2000	25.70%	8.20%	7.70%

Class Adv returns before taxes	11/08/2012	33.73%	9.77%	8.65%

Class C returns before taxes	10/16/2000	31.31%	8.66%	7.51%

Class Inst2 returns before taxes	11/08/2012	33.82%	9.86%	8.71%

Class Inst3 returns before taxes	11/08/2012	33.90%	9.91%	8.75%

MSCI ACWI ex USA Growth Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or other taxes)		27.34%	7.30%	6.24%

MSCI ACWI ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or other taxes)		21.51%	5.51%	4.97%

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and its related companies – including the Investment Managers, Distributor and Columbia Management Investment Services Corp. (the “Transfer Agent”) – may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. These potential conflicts of interest may be heightened with respect to broker-dealers owned by Ameriprise Financial, Inc. and/or its affiliates. Ask your financial advisor or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

Terms of the Reorganization

The Board of Trustees of each Fund has approved the Agreement. While shareholders are encouraged to review the Agreement, which has been filed with the SEC as an exhibit to the registration statement of which this Combined Proxy Statement/Prospectus is a part, the following is a summary of certain terms of the Agreement:

•

The Reorganization is expected to occur in the third quarter of 2020, subject to approval by Target Fund shareholders, receipt of any necessary regulatory approvals and satisfaction of any other conditions to closing. However, following such approvals, the Reorganization may happen at any time agreed to by the Target Fund and Acquiring Fund.

•

The Target Fund will transfer all of its assets to the Acquiring Fund and, in exchange, the Acquiring Fund will assume all the Target Fund’s obligations and liabilities and will issue Acquisition Shares to the Target Fund. The value of the Target Fund’s assets, as well as the number of Acquisition Shares to be issued to the Target Fund, will be determined in accordance with the Agreement. The Acquisition Shares will have an aggregate net asset value equal to the value of the assets received from the Target Fund, net of any liabilities and any costs of the Reorganization payable by the Target Fund. Immediately after the closing, the Target Fund will liquidate and distribute pro rata to its shareholders of record of each class of shares the Acquisition Shares of the corresponding class received by the Target Fund.

•

As a result, shareholders of the Target Fund will become shareholders of the Acquiring Fund. Shareholders will not incur any sales charges in connection with the issuance of Acquisition Shares in the Reorganization.

•

The value of the net assets of the Target Fund and the Acquisition Shares will be computed as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the closing date of the Reorganization.

Conditions to Closing the Reorganization

The completion of the Reorganization is subject to certain conditions described in the Agreement, including among others:

•

The Target Fund shall have declared and paid a dividend or dividends that, together with all previous dividends, shall have the effect of distributing all of the Target Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net realized capital gains, if any, to the shareholders of the Target Fund for all taxable periods ending on or before the closing date of the Reorganization (after reduction for any available capital loss carryforwards and excluding any net capital gains on which the Target Fund paid U.S. federal income tax).

•	The Target Fund and the Acquiring Fund will have received any approvals, consents or exemptions from the SEC or any other regulatory body necessary to carry out the Reorganization.

•	A registration statement on Form N-14 relating to the Reorganization will have been filed with the SEC and become effective.

•	The shareholders of the Target Fund will have approved the Agreement by the requisite vote.

•

The Target Fund and the Acquiring Fund will have received a satisfactory opinion of tax counsel to the effect that, as described in more detail below in the section entitled “U.S. Federal Income Tax Status of the Reorganization,” the shareholders of the Target Fund will not recognize gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund shares for the Acquisition Shares in connection with the Reorganization and the Target Fund will not recognize gain or loss as a direct result of the Reorganization.

Termination of the Agreement

The Agreement and the transactions contemplated by it may be terminated with respect to the Reorganization by mutual agreement of the Target Fund and the Acquiring Fund at any time prior to the closing thereof, or by either the Target Fund or the Acquiring Fund in the event of a material breach of the Agreement by the other Fund or a failure of any condition precedent to the terminating Fund’s obligations under the Agreement. In the event of a termination of the Reorganization, the Investment Managers will bear all costs associated with the Reorganization.

U.S. Federal Income Tax Status of the Reorganization

The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the Reorganization, the Target Fund and the Acquiring Fund will receive an opinion from Vedder Price, P.C. substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations, qualifications and assumptions with the respect to the Reorganization, for U.S. federal income tax purposes:

•

The transfer by the Target Fund of all its assets to the Acquiring Fund solely in exchange for Acquisition Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, immediately followed by the pro rata, by class, distribution of all the Acquisition Shares so received by the Target Fund to the Target Fund’s shareholders of record in complete liquidation of the Target Fund and the termination of the Target Fund promptly thereafter, will constitute a “reorganization” within the meaning of section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of section 368(b) of the Code, with respect to the Reorganization.

•

No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquisition Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

•

No gain or loss will be recognized by the Target Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for Acquisition Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of the Acquisition Shares so received to the Target Fund’s shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

•	No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange, pursuant to the Agreement, of all their shares of the Target Fund solely for Acquisition Shares.

•

The aggregate basis of the Acquisition Shares received by the Target Fund shareholder pursuant to the Agreement will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

•

The holding period of the Acquisition Shares received by the Target Fund shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided the Target Fund shares were held as capital assets at the effective time of the Reorganization.

•

The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

•	The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

•

The Acquiring Fund will succeed to and take into account the items of the Target Fund described in section 381(c) of the Code, subject to the conditions and limitations specified in sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

No opinion will be expressed as to (a) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or on the termination thereof, or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code or (b) any other federal tax issues (except those set forth above) and any state, local or foreign tax issues of any kind.

No private letter ruling will be sought from the Internal Revenue Service (the “IRS”) with respect to the federal income tax consequences of the Reorganization. Opinions of counsel are not binding upon the IRS or the courts, are not guarantees of the tax results, and do not preclude the IRS from adopting or taking a contrary position, which may be sustained by a court. If the Reorganization were consummated but the IRS or the courts determine that the Reorganization did not qualify as a tax-free reorganization under the Code, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss for federal income tax purposes equal to the difference between its tax basis in its Target Fund shares and the fair market value of the Acquisition Shares it received. Shareholders of the Target Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances.

A significant portion of the portfolio assets of the Target Fund is expected to be sold prior to the Reorganization. The actual tax effect of any such sales depends on the difference between the price at which such portfolio assets are sold and the tax basis in such assets as well as holding period of such assets. Any capital gains recognized in these sales on a net basis, after reduction by any available capital loss carryforwards, will be distributed to shareholders as capital gain dividends (to the extent of net long-term capital gains over net short-term capital losses) and/or ordinary dividends (to the extent of net short-term capital gains over net long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders. The Reorganization will end the tax year of the Target Fund, and potentially will accelerate any distributions to shareholders from the Target Fund for its tax year ending on the date of the Reorganization. Those tax year-end distributions will be taxable and will include any undistributed income and capital gains resulting from portfolio turnover prior to the Reorganization.

More generally, prior to the closing of the Reorganization, the Target Fund will declare and pay a distribution to its shareholders, which, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and realized net capital gains (after reduction for available capital loss carryforwards and excluding certain capital gain on which the Target Fund paid U.S. federal income tax), if any, through the closing of the Reorganization, and may include undistributed income or gains from prior years. Even if reinvested in additional shares of the Target Fund, which would be exchanged for shares of the Acquiring Fund in the Reorganization, such distributions will be taxable to shareholders for U.S. federal income tax purposes, and such distributions by the Target Fund will include any undistributed income and capital gains resulting from portfolio turnover prior to the Reorganization.

A Fund’s ability to carry forward capital losses and to use them to offset future gains may be limited as a result of the Reorganization. First, the Target Fund’s “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the Acquiring Fund after the Reorganization to the extent such pre-acquisition losses exceed an annual limitation amount. Second, one Fund’s pre-acquisition losses cannot be used to offset gains in another Fund that are unrealized (“built in”) at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, the Target Fund’s capital loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the capital gains of the Acquiring Fund for the taxable year of the Reorganization that is equal to the portion of the Acquiring Fund’s taxable year that follows the date of the Reorganization (prorated according to number of days). Therefore, in certain circumstances, shareholders of a Fund may pay U.S. federal income tax sooner, or pay more U.S. federal income tax, than they would have had the Reorganization not occurred.

In addition, shareholders of the Target Fund will in each case receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the Acquiring Fund. Furthermore, any gain the Acquiring Fund realizes after the Reorganization, including any built-in gain in the portfolio investments of the Target Fund (including any gains resulting from the repositioning of the Target Fund’s portfolio) or the Acquiring Fund that was unrealized at the time of the Reorganization, may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former shareholders of the Target Fund who hold shares of the Acquiring Fund following the Reorganization). As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred. In addition, any pre-acquisition losses of the Target Fund remaining after the operation of the limitation rules described above will become available to offset capital gains realized by the Acquiring Fund after the Reorganization and thus may reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses to Target Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred.

The realized and unrealized gains and losses of each Fund at the time of the Reorganization will determine the extent to which the Acquiring Fund’s losses will be available to reduce gains realized by the Acquiring Fund following the Reorganization, and consequently the extent to which the Acquiring Fund may be required to distribute gains to its shareholders earlier or in greater amounts than would have been the case absent the Reorganization. The effect of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each Fund at the time of the Reorganization and thus cannot be calculated precisely prior to the Reorganization.

As of September 30, 2019, the Target Fund had net realized losses equal to about 3% of net assets, and net unrealized gains equal to about 14% of net assets. The Acquiring Fund had net unrealized gains equal to about 19.3% of net assets and realized gains equal to about 4% of net assets.

If the Reorganization had occurred on September 30, 2019, it would have enabled the Acquiring Fund to spread its net unrealized gains, if and when realized after the Reorganization, and its realized gains across the larger combined Fund, resulting in a potential tax cost to Target Fund shareholders and a potential tax benefit to Acquiring Fund shareholders. Additionally, the Target Fund’s repositioning is expected to result in increased realized gains for the Target Fund that would be distributed to Target Fund shareholders prior to the Reorganization.

As of September 30, 2019, the Target Fund had capital loss carryforwards of $7,527,254, not subject to an annual limitation. The Acquiring Fund had no capital loss carryforwards as of September 30, 2019.

Capitalization

The following table shows the capitalization of each Fund as of December 31, 2019 and on a pro forma basis, assuming the proposed Reorganization had taken place as of that date.

Current and Pro Forma Capitalization of the Target Fund and Acquiring Fund

	Net assets	Net asset value per share	Shares outstanding
Columbia Select International Equity Fund (Current)
Class A	$181,886,041	$15.67	11,606,957
Advisor Class	$493,160	$16.13	30,576
Class C	$1,871,263	$13.66	136,939
Class Inst	$75,138,139	$16.03	4,686,505
Class Inst2	$734,380	$16.22	45,283
Class Inst3	$4,673,484	$16.18	288,907
Class R(3)	$607,558	$15.54	39,090

Total	$265,404,025		16,834,257

Columbia Acorn International Select (Current)
Class A	$37,461,475	$28.58	1,310,910
Advisor Class	$2,029,507	$29.26	69,361
Class C	$2,492,850	$26.00	95,863
Class Inst	$88,921,549	$29.00	3,066,080
Class Inst2	$3,391,981	$29.24	116,014
Class Inst3	$13,861,268	$29.22	474,427

Total	$148,158,630		5,132,655

Columbia Acorn International Select (Pro Forma)(1)(2)
Class A(3)	$219,899,902	$28.58	7,694,375
Advisor Class	$2,522,466	$29.26	86,210
Class C	$4,363,491	$26.00	167,813
Class Inst	$164,034,987	$29.00	5,656,281
Class Inst2	$4,126,051	$29.24	141,122
Class Inst3	$18,532,991	$29.22	634,321

Total	$413,479,888		14,380,122

(1)

Assumes the Reorganization was consummated on December 31, 2019 and is for information purposes only. No assurance can be given as to how many shares of Columbia Acorn International Select will be received by the shareholders of Columbia Select International Equity Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Columbia Acorn International Select that actually will be received on or after such date.

(2)

Adjustments reflect one time proxy, accounting, legal and other costs of the Reorganization of $78,767 and $4,000 estimated to be borne by Columbia Select International Equity Fund and Columbia Acorn International Select, respectively.

(3)	Holders of Class R shares of the Target Fund will receive Class A shares of the Acquiring Fund.

Board Considerations

The Reorganization was reviewed by the Board of the Target Fund (the “Columbia Funds Board” or the “Board”), with the advice and assistance of Fund counsel and independent legal counsel to such Board. Information on the members of the Columbia Funds Board and its governance structure can be found in the Statement of Additional Information dated January 1, 2020, as supplemented to date. At regular meetings of the Columbia Funds Board in December 2019 and February 2020, the Board considered the Reorganization of the Target Fund, as proposed by Columbia Threadneedle. In connection with those Board meetings, Columbia Threadneedle and its affiliates provided background materials, analyses and other information to the Board regarding, among other things, the topics discussed below, including responses to specific requests by the Board, and responded to questions raised by the Board at those meetings.

After the Board reviewed, evaluated and discussed the materials, analyses and information provided to it that the Board considered relevant to its deliberations, the Board, including the independent Board members thereof voting separately, unanimously approved the Reorganization of the Target Fund. Prior to doing so, the Board, including the independent Board members thereof, unanimously determined that participation by the Target Fund in its Reorganization was in the best interests of the Target Fund and that the interests of existing shareholders of the Target Fund would not be diluted as a result of the Reorganization.

The general factors considered by the Board in assessing and approving the Reorganization included, among others, in no order of priority:

1.	the Reorganization as part of Columbia Threadneedle’s overall commitment to streamline and to improve its fund offerings for the benefit of Fund shareholders;

2.	the substantial similarities of the investment objectives and principal investment strategies of the Target Fund and the Acquiring Fund;

3.

the operating expenses that shareholders of each class of shares of the Target Fund and Acquiring Fund are expected to experience as shareholders of the Acquiring Fund after the Reorganization relative to the operating expenses currently borne by such shareholders, including that such expenses are expected to decline as a result of the Reorganization (see “Synopsis of the Proposal: Comparison of Columbia Select International Equity Fund and Columbia Acorn International Select – Comparison of Fees and Expenses”);

4.	the current assets of the Target Fund and the Acquiring Fund, and the anticipated combined pro forma assets of the Acquiring Fund after the Reorganization and potential for economies of scale;

5.

the historical performance of the Target Fund and the Acquiring Fund, recognizing that no assurances can be given that the Acquiring Fund will achieve any particular level of performance after the Reorganization;

6.

the likelihood that the Target Fund would achieve and/or maintain sufficient size to ensure its continued economic viability absent the Reorganization, and the Acquiring Fund’s relative prospects for attracting additional assets after the Reorganization;

7.

the anticipated tax-free nature of the exchange of shares in the Reorganization, and other expected U.S. federal income tax consequences of the Reorganization, including potential limitations on the Acquiring Fund’s use of the Target Fund’s pre- Reorganization losses for U.S. federal income tax purposes after the Reorganization (see “U.S. Federal Income Tax Status of the Reorganizations” above);

8.	the potential benefits of the Reorganization to Columbia Threadneedle and its affiliates;

9.	that shareholders of the Target Fund will experience no material change in shareholder services as a result of the Reorganization and Columbia Threadneedle’s representation to this effect;

10.

brokerage costs resulting from the Reorganization (e.g., the Target Fund’s and/or the Acquiring Fund’s turnover associated with and resulting from the sale of any securities the Acquiring Fund cannot, or does not wish to, acquire or hold for any extended period); and

11.

that the direct costs associated with the Reorganization will be borne by the Target Fund only to the extent that Columbia Threadneedle anticipates a reduction in expenses to shareholders of the Target Fund in the first year following the Reorganization.

Additionally, the Board considered the benefit for shareholders of Class R shares receiving Class A shares, which are subject to lower total fees and expenses, and that the Acquiring Fund will waive any sales charges on Class A shares received in the Reorganization and will waive any investment minimums for former Class R shareholders receiving Class A shares as part of the Reorganization.

In its deliberations, the Board did not identify any single factor that was paramount or controlling and individual Board members may have attributed different weights to various factors. With respect to each of these factors, the Board concluded, within the context of its overall conclusions, that such factor supported the approval of the Reorganization. Certain of the factors considered by the Board are discussed in more detail below.

STREAMLINED PRODUCT LINE. The Board considered that the Reorganization is part of a larger effort intended, among other things, to streamline Columbia Threadneedle’s product offerings by reducing the number of funds in the Columbia Fund Complex so that management, distribution and other resources can be focused more effectively on a smaller group of Columbia Funds. Reducing the number of funds in the complex is intended to enhance the funds’ prospects for attracting additional assets by better differentiating the funds for potential shareholders (which may lead to a more concentrated selling effort).

CONTINUITY OF INVESTMENT. The Board took into account the fact that the Target Fund and its Acquiring Fund have substantially similar investment objectives and principal investment strategies. Specifically, the Board noted the following:

Among other factors, the Columbia Funds Board considered that both Funds have identical investment objectives to seek long-term capital growth. The Board also noted that both Funds have similar principal investment strategies as each Fund invests primarily in equity securities of foreign companies, including developed and emerging market issuers.

EXPENSE RATIO. The Board took into account the fact that the total annual operating expense ratio of the Target Fund (net of applicable waivers/reimbursements) is higher than the expected proforma operating expense ratio of the combined Fund following the Reorganization, thus enabling Target Fund shareholders to become shareholders of a lower cost Fund.

INVESTMENT PERFORMANCE. The Board considered the relative performance record of the Target Fund and of the Acquiring Fund, noting, however, that past performance is no guarantee of future results. Specifically, the Board noted the following:

Among other factors, the Columbia Funds Board considered the relative performance of the Funds for periods ending December 31, 2019, during which the Acquiring Fund’s performance was stronger for the five-year period, though the Board noted the relatively stronger performance for the Target Fund’s most recent one-year period. The Board also noted the Target Fund’s weak 2016 and 2018 performance record.

ECONOMIES OF SCALE. The Board observed that, in addition to the potential to realize immediate economies associated with consolidating the Target Fund into the larger combined Fund, such as the elimination of duplicative costs, the combined Funds may be able to take advantage of other economies of scale associated with larger funds. For example, a larger fund may benefit from fee breakpoints more quickly, may have an enhanced ability to effect portfolio transactions on favorable terms and may have greater investment flexibility. The Board also considered the potential benefits to Columbia Threadneedle resulting from the Reorganization in the long-term, and whether those benefits would be shared with shareholders of the combined Fund. The Board also considered Columbia Threadneedle’s belief that the combined Fund would be better positioned than the Target Fund is currently positioned to experience growth in assets from investor inflows.

TAX CONSEQUENCES. The Board examined the relative tax situations of the Target Fund and the Acquiring Fund. The Board also considered the anticipated tax-free nature of the exchange of shares in the Reorganization, and other expected U.S. federal income tax consequences of the Reorganization (such as the resulting tax impact of the proposed Reorganization to the Target Fund’s shareholders, including the considerations concerning the effect of loss and loss carryforward positions of the Fund).

THE TARGET FUND BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS

VOTE FOR THE REORGANIZATION.

SECTION B — PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Board Recommendation and Required Vote

The Target Fund Board unanimously recommends that shareholders of the Target Fund vote FOR the Proposal.

The Proposal must be approved by the affirmative vote of a majority of the outstanding voting securities of the Target Fund, as defined in the 1940 Act. A vote of a majority of the outstanding voting securities of the Target Fund is defined in the 1940 Act as the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Target Fund that are present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy at the Meeting; or (b) more than 50% of the outstanding voting securities of the Target Fund.

If the Agreement is not approved by shareholders of the Target Fund, the Target Fund Board will consider what further action should be taken with respect to the Target Fund.

Voting

Shareholders of record of the Target Fund on March 20, 2020 (the “Record Date”) are entitled to vote at the Meeting. All share classes of the Target Fund will vote together as one class on the Target Fund’s proposed Reorganization. Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote.

The total number of shares of each class of the Target Fund outstanding as of the close of business on the Record Date, and the total number of votes to which shareholders of such class are entitled at the Meeting, are set forth below.

	Class A	Advisor Class	Class C	Institutional Class	Inst2 Class	Inst3 Class	Class R
Columbia Select International Equity Fund
Shares Outstanding	11,292,570.007	29,589.989	114,641.991	4,685,341.120	47,323.013	287,634.385	37,629.109
Total Votes to which Entitled	125,234,601.378	337,917.674	1,106,295.213	53,178,621.712	543,268.189	3,296,290.052	413,543.908

Quorum and Methods of Tabulation

A quorum is required for shareholders of the Target Fund to take action at the Meeting. Thirty-three and one-third percent (33 1/3%) of the votes entitled to be cast at the Meeting, present at the Meeting in person or by proxy, constitutes a quorum.

All shares represented at the Meeting in person or by proxy will be counted for purposes of establishing a quorum. Broker non-votes will be counted for purposes of establishing a quorum but not toward the approval of any Proposal. (Broker non-votes are shares for which the underlying owner has not voted and the broker holding the shares does not have authority to vote.) Abstentions and broker non-votes, if any, will have the effect of votes against the Proposal.

If your shares are held in an IRA account, you have the right to vote those shares. If you do not provide voting instructions with respect to your shares, your IRA custodian may or may not, depending upon the terms of your IRA agreement, vote shares for which it has not received your voting instructions. Please consult your IRA agreement and/or financial advisor for more information.

Shareholder Proxies

If you properly authorize your proxy by internet or telephone, or by executing and returning the enclosed proxy card by mail, and your proxy is not subsequently revoked, your vote will be cast at the Meeting and at any postponement or adjournment thereof. If you give instructions, your vote will be cast in accordance with your instructions. If you return your signed proxy card without instructions, your vote will be cast in favor of the Reorganization of the Target Fund. Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing the adjournment of the Meeting in the event that sufficient votes in favor of the Proposal are not received. If you intend to vote in person at the Meeting, please call (800) 708-7953 to obtain important information regarding your attendance at the Meeting, including directions.

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Certain shareholders of the Target Fund who share a common address and who have not opted out of the householding process may receive a single copy of the Combined Proxy Statement/Prospectus along with the proxy cards. If you received more than one copy of the Combined Proxy Statement/Prospectus, you may elect to household in the future if permitted by your financial intermediary. Contact the financial intermediary through which you purchased your shares to determine whether householding is an option for your account. If you received a single copy of the Combined Proxy Statement/Prospectus, you may opt out of householding in the future by contacting your financial intermediary.

An additional copy of this Combined Proxy Statement/Prospectus may be obtained by writing or calling the Target Fund’s proxy solicitor, Computershare Fund Services, at 2950 Express Drive South, Suite 210, Islandia, New York 11749, or toll free at 800-708-7953.

Revoking Your Proxy

If you execute, date and submit a proxy card with respect to the Target Fund, you may revoke your proxy prior to the Meeting by providing written notice to the Fund’s proxy solicitor at Computershare Fund Services, 2950 Express Drive South, Suite 210, Islandia. New York 11749, or change your vote by submitting a subsequently executed and dated proxy card, by authorizing your proxy by internet or telephone on a later date or by attending the Meeting and casting your vote in person. If you authorize your proxy by internet or telephone, you may change your vote prior to the Meeting by authorizing a subsequent proxy by internet or telephone or by completing, signing and returning a proxy card dated as of a date that is later than your last internet or telephone proxy authorization or by attending the Meeting and casting your vote in person. Merely attending the Meeting without voting will not revoke your prior proxy.

Simultaneous Meetings

The Meeting for the Target Fund will be held simultaneously with the meeting for certain other Columbia Funds with respect to other proposals, with each proposal being voted on separately by the shareholders of the relevant fund. If a Target Fund shareholder objects to the holding of simultaneous meetings, the shareholder may move for an adjournment of the Target Fund’s Meeting to a time after the Meeting so that a meeting for the Target Fund may be held separately. If a shareholder makes this motion, the persons named as proxies will take into consideration the reasons for the objection in deciding whether to vote in favor of the adjournment, and may vote for or against the adjournment in their discretion.

Solicitation of Proxies

The Target Fund Board is asking for your vote and for you to vote as promptly as possible. Proxies will be solicited primarily through the mailing of the proxy statement/prospectus and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Target Fund or by employees or agents of the Investment Managers and their affiliated companies. In addition, Computershare Fund Services, 2950 Express Drive South, Suite 210, Islandia, New York 11749, has been engaged to assist in the solicitation of proxies, at an estimated cost of $143,805, plus expenses, a portion of which may be paid by the Investment Manager or its affiliates.

Shareholder Proposals

The Target Fund does not hold annual meetings of shareholders. Shareholders who wish to make a proposal not involving the nomination of a person for election as a trustee at the Target Fund’s next special meeting that may be included in the Target Fund’s proxy materials must notify the relevant Target Fund a reasonable amount of time before the Target Fund begins to print and mail its proxy materials. The fact that the Target Fund receives such a shareholder proposal in a timely manner does not ensure inclusion of the proposal in the proxy materials, because there are other requirements in the proxy rules and the Target Fund’s bylaws relating to such inclusion.

Dissenters’ Right of Appraisal

Shareholders of the Target Fund have no appraisal or dissenters’ rights.

Other Business

The Target Fund Board does not know of any matters to be presented at the Meeting other than the Proposal. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in their discretion.

Adjournment

If the quorum required for the Meeting has not been met for the Target Fund, the persons named as proxies may propose adjournment of the Meeting and vote all shares that they are entitled to vote in favor of such adjournment. If the quorum required for the Meeting has been met, but sufficient votes in favor of the Proposal are not received by the time scheduled for the Meeting, then the persons named as proxies may move for one or more adjournments of the Meeting as to the Proposal to allow further solicitation of shareholders.

The Meeting may be adjourned, whether or not a quorum is present, by the vote of a majority of the shares represented at the Meeting, either in person or by proxy. If the Meeting is adjourned, notice does not need to be given of the adjourned Meeting date unless a new record date for the adjourned Meeting is set or unless the adjourned Meeting is to take place more than sixty (60) days from the date set for the original Meeting, in which case the Target Fund Board would be required to set a new record date.

The persons named as proxies will vote in favor of adjournment with respect to a Proposal those shares they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those shares they are required to vote against the Proposal. The costs of any additional solicitation and of any adjourned Meeting will be borne in the same manner as the other expenses associated with the Proposal described herein.

SECTION C — ADDITIONAL INFORMATION APPLICABLE TO THE ACQUIRING FUND

Below is information regarding the Acquiring Fund. All references to the “Fund” or the “Board” in this Section C refer to the Acquiring Fund and the Board of Columbia Acorn Trust, respectively, unless otherwise noted. All references to “Investment Manager” refer to Columbia Wanger.

Principal Risks

An investment in the Fund involves risks, including those described below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Risks Applicable to the Acquiring Fund

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the Investment Manager to select investments and to make investment decisions that will achieve the Fund’s investment objective. The Investment Manager’s active management of the Fund could cause the Fund to underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business within one or more economic sectors. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. Generally, the more the Fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Financial Services Sector. The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Industrials Sector. The Fund may be more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.

Select Portfolio Risk. Because the Fund may invest in a limited number of companies, the Fund as a whole is subject to greater risk of loss if any of its portfolio securities decline in price. The Fund accordingly may be more susceptible to economic, political and regulatory developments than a fund that invests in a greater number of companies. In addition, the Fund’s holdings and weightings will diverge significantly from its primary benchmark’s holdings and weightings and the Fund may therefore experience greater risk and volatility relative to the benchmark. Because the Fund may invest in more than one company concentrated in a similar industry, sector or geographic region, the Fund may be even more concentrated than the number of companies it may hold would suggest.

Liquidity and Trading Volume Risk. Due to market conditions, including uncertainty regarding the price of a security, it may be difficult for the Fund to buy or sell portfolio securities at a desirable time or price, which could result in investment losses. This risk of portfolio illiquidity is heightened with respect to small- and mid-cap securities, generally, and foreign small- and mid-cap securities in particular. The Fund may have to lower the selling price, liquidate other investments, or forego another, more appealing investment opportunity as a result of illiquidity in the markets. The Investment Manager will fair value in good faith any securities it deems to be illiquid under consistently applied procedures established by the Fund’s Board. Market conditions are always changing and vary by country and industry sector, and investing in international markets involves unique risks. Although it is difficult to accurately assess trends in trading volumes in foreign markets, a reduction in trading volumes poses challenges to the Fund. This is particularly so because the Fund focuses on small- and mid-cap companies that usually have lower trading volumes and often takes sizeable positions in portfolio companies. As a result of lower trading volumes, it may take longer to buy or sell securities, which can exacerbate the Fund’s exposure to volatile markets. The Fund may also be limited in its ability to execute favorable trades in portfolio securities in response to changes in share prices and fundamentals. If the Fund is forced to sell securities to meet redemption requests or other cash needs, or in the case of an event affecting liquidity in a particular market or markets, it may be forced to dispose of those securities under disadvantageous circumstances and at a loss. As the Fund grows in size or, conversely, if it faces significant redemption pressure, these considerations take on increasing significance and may adversely impact performance.

Foreign Securities Risk. Investments in or exposure to foreign securities involve certain risks not associated with investments in or exposure to securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities may also be less liquid than securities of U.S. companies so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. In some cases, such withholding or other taxes could potentially be confiscatory. Other risks include: possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about foreign companies; the impact of economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations, war and terrorism), possible seizure, expropriation or nationalization of a company or its assets or the assets of a particular investor or category of investors; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; the imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country; and the generally less stringent standard of care to which local agents may be held in the local markets. In addition, it may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks. The risks posed by sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets. Additionally, investments in certain countries may subject the Fund to a number of tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which the Fund invests, or result in unexpected tax liabilities for the Fund.

Operational and Settlement Risks of Foreign Securities. The Fund’s foreign securities are generally held outside the United States in the primary market for the securities in the custody of foreign sub-custodians. Some countries have limited governmental oversight and regulation, which increases the risk of corruption and fraud and the possibility of losses to the Fund. In particular, under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Fund may be required to make payment for securities before the Fund has actually received delivery of the securities or deliver securities prior to the receipt of payment. As a result, there is a risk that the security will not be delivered to the Fund or that payment will not be received. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper record keeping by registrars and issuers.

Share Blocking. In certain non-U.S. markets, an issuer’s securities are blocked from trading for a specified number of days before and, in certain instances, after a shareholder meeting. The blocking period can last up to several weeks. Share blocking may prevent the Fund from buying or selling securities during this period. As a consequence of these restrictions, the Investment Manager, on behalf of the Fund, may abstain from voting proxies in markets that require share blocking.

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries.

Operational and Settlement Risks of Securities in Emerging Markets. In addition to having less developed securities markets, banks in emerging markets that are eligible foreign sub-custodians may be recently organized, lack extensive operating experience or lack effective government oversight or regulation. In addition, there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. Because settlement systems may be less organized than in developed markets and because delivery versus payment settlement may not be possible or reliable, there may be a greater risk that settlement may be delayed and that cash or securities of the Fund may be lost because of failures of or defects in the system, including fraud or corruption. Settlement systems in emerging markets also have a higher risk of failed trades.

Risks Related to Currencies and Corporate Actions in Emerging Markets. Risks related to currencies and corporate actions are also greater in emerging market countries than in developed countries. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not have an active trading market internationally, or countries may have varying exchange rates. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience sustained periods of high inflation or rapid changes in inflation rates which can have negative effects on a country’s economy and securities markets. Corporate action procedures in emerging market countries may be less reliable and have limited or no involvement by the depositories and central banks. Lack of standard practices and payment systems can lead to significant delays in payment.

Risks Related to Corporate and Securities Laws in Emerging Markets. Securities laws in emerging markets may be relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations. In addition, the systems of corporate governance to which issuers in certain emerging markets are subject may be less advanced than the systems to which issuers located in more developed countries are subject, and therefore, shareholders of such issuers may not receive many of the protections available to shareholders of issuers located in more developed countries. These risks may be heightened in China and Russia.

Small- and Mid-Cap Company Securities Risk. Securities of small- and mid-cap companies can, in certain circumstances, have a higher potential for gains than securities of larger, more established companies but may also have more risk. For example, small- and mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small- and mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller and generally less experienced management teams. Securities of small- and mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small- and mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Fund investment losses that would affect the value of your investment in the Fund. In addition, some small- and mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.

Large-Cap Company Securities Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. The market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. The value of Fund investments may fall or fail to rise because of a variety of actual or perceived factors affecting an issuer (e.g., unfavorable news), the industry or sector in which it operates, or the market as a whole, which may reduce the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or long periods. The market values of the investments the Fund holds can be affected by changes or potential or perceived changes in U.S. or foreign economies, financial markets, interest rates and the liquidity of these investments, among other factors.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa. Restrictions on currency trading may be imposed by foreign countries, which may adversely affect the value of your investment in the Fund. Even though the currencies of some countries may be pegged to the U.S. dollar, the conversion rate may be controlled by government regulation or intervention at levels significantly different than what would normally prevail in a free market. Significant revaluations of the U.S. dollar exchange rate of these currencies could cause substantial reductions in the Fund’s NAV.

Geographic Focus Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.

Asia Pacific Region. A number of countries in the Asia Pacific region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact that country, other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified in a region with more developed countries and economies. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Continued growth of economies and securities markets in the region will require sustained economic and fiscal discipline, as well as continued commitment to governmental and regulatory reforms. Development also may be influenced by international economic conditions, including those in the United States and Japan, and by world demand for goods or natural resources produced in countries in the Asia Pacific region. Securities markets in the region are generally smaller and have a lower trading volume than those in the United States, which may result in the securities of some companies in the region being less liquid than U.S. or other foreign securities. Some currencies, inflation rates or interest rates in the Asia Pacific region are or can be volatile, and some countries in the region may restrict the flow of money in and out of the country. The risks described under “Emerging Market Securities Risk” and “Foreign Securities Risk” may be more pronounced due to the Fund’s focus on investments in the region.

Europe. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in Europe. In addition, the private and public sectors’ debt problems of a single European Union (EU) country can pose significant economic risks to the EU as a whole. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. The impact of any partial or complete dissolution of the EU on the UK and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which may adversely affect the value of your investment in the Fund. At a referendum in June 2016, the UK voted to leave the EU (commonly known as “Brexit”). After several extensions of the period for withdrawal negotiations, the UK and EU agreed on the terms of a withdrawal agreement, which was approved by the UK Parliament on January 22, 2020. The UK formally left the EU on January 31, 2020. Under the withdrawal agreement, a “transition period” runs through December 31, 2020 that is intended for allow for negotiation and implementation of new trade and other cooperative agreements. The UK will remain in the EU’s single market and customs union during the transition period, but the long-term impact of Brexit on the relationship between the UK and the EU remains uncertain and there is a significant degree of uncertainty about how negotiations relating to the UK’s new trade agreements will be conducted. The impact of Brexit in the near- and long-term is still uncertain and could have additional adverse effects on economies, financial markets, currencies and asset valuations around the world. Any attempt by the Fund to hedge against or otherwise protect its portfolio or to profit from such circumstances may fail and, accordingly, an investment in the Fund could lose money over short or long periods. For more information on the risks associated with Brexit, see the Fund’s Statement of Additional Information.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Portfolio Managers

Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The Fund’s Statement of Additional Information (“SAI”) provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Manager	Title	Role with Fund	Service with the Fund Since
Stephen Kusmierczak, CFA	Portfolio Manager and Analyst at Columbia Wanger	Lead Portfolio Manager or Co-Portfolio Manager since 2016	2001
Hans F. Stege	Portfolio Manager and Analyst at Columbia Wanger	Co-Portfolio Manager since 2019	2017

Mr. Kusmierczak has been associated with Columbia Wanger or its predecessors as an investment professional since 2001 and has been a Vice President of Columbia Acorn Trust since 2011. Mr. Kusmierczak began his investment career in 1999 and earned a B.A. from Bowdoin College and an M.P.A. from Princeton University, Woodrow Wilson School of Public and International Affairs.

Mr. Stege has been associated with Columbia Wanger since 2017 and began his investment career in 2014. Prior to joining Columbia Wanger, Mr. Stege served as a partner and research analyst focused on the global energy sector. He also has experience as a senior analyst covering petrochemicals. Mr. Stege earned a B.A. from Dartmouth College and an M.B.A. from the University of Chicago Booth School of Business.

Additional Investment Strategies and Policies

This section describes certain investment strategies and policies that the Fund may utilize in pursuit of its investment objective and some additional factors and risks involved with investing in the Fund. For information about risks associated with changing levels of Fund distributions, see the Fund’s SAI.

Changing the Fund’s Investment Objective and Policies

The Fund’s investment objective and non-fundamental investment policies (including its principal and additional investment strategies) can be changed by the Board without shareholder approval, but may require notice to shareholders in certain instances. The Fund’s fundamental investment policies, as identified in the Fund’s SAI, may be changed only with Board and shareholder approval in accordance with the voting requirements of the 1940 Act. For additional information about changing the Fund’s fundamental and non-fundamental investment policies, see the Fund’s SAI.

Investment Guidelines

As a general matter, and except as specifically described in the discussion of the Fund’s principal investment strategies in this prospectus, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined based on the characteristics of a company at the time of initial purchase, and subsequent changes in a characteristic are not taken into account.

Holding Other Kinds of Investments

The Fund may hold other investments that are not part of its principal investment strategies. These investments and their risks are described below and/or in the Fund’s SAI. The Fund may choose not to invest in certain securities described in this prospectus and in the Fund’s SAI, although it has the ability to do so. Information on the Fund’s holdings can be found in the Fund’s shareholder reports or by visiting columbiathreadneedleus.com.

Transactions in Derivatives

The Fund may enter into derivative transactions or otherwise have exposure to derivative transactions through underlying investments. The Fund expects to enter into such transactions primarily in the form of stock index futures in order to obtain exposure to the overall sector of the market represented by a particular stock index or to invest the Fund’s uninvested cash balances in a manner that Columbia Wanger believes aligns more closely with the Fund’s investment strategy than simply holding short-term fixed income investments or cash equivalents (known as cash equitization). Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as the Secured Overnight Financing Rate (commonly known as SOFR) or the London Interbank Offered Rate (commonly known as LIBOR)) or market indices (such as the Standard & Poor’s (S&P) 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Derivatives may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies typically expose the Fund to gains and losses in excess of the amount actually invested in the derivative. This characteristic of a derivative (known as “leverage”) may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual (including distressed) market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Liquidity in exchange-traded derivatives may decline or change rapidly, if other market participants decide to no longer transact in a particular contract. Any reduced liquidity in a particular exchange-traded derivative could make it difficult or impossible for the Fund to use the affected derivative when it may be otherwise favorable to do so, in addition to frustrating the ability to terminate or sell a derivative that it has previously entered into. Over-the- counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. Further, the tax treatment of a derivative may be different from the underlying security, asset, reference rate or index and that difference may have an adverse impact on the Fund.

Finally, U.S. federal legislation has been enacted that provides for new clearing, execution, margin, reporting and registration requirements for participants in the derivatives market. These changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. For more information on the risks of derivative investments and strategies, see the Fund’s SAI.

Affiliated Fund Investing

Columbia Wanger and its affiliate, Columbia Threadneedle, each serves as investment adviser to mutual funds and ETFs using the Columbia brand (Columbia Funds), including mutual funds that are structured as “fund-of-funds”, and provides asset-allocation services to (i) shareholders by investing in shares of other Columbia Funds, which may include the Fund (collectively referred to in this section as Underlying Funds), and (ii) discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in Underlying Funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of one or more Underlying Funds, and Columbia Wanger and Columbia Threadneedle

seek to balance potential conflicts of interest between the affiliated products and the Underlying Funds in which they invest. The affiliated products’ investment in the Underlying Funds may have the effect of creating economies of scale, possibly resulting in lower expense ratios for the Underlying Funds, because the affiliated products may own substantial portions of the shares of Underlying Funds. However, redemption of Underlying Fund shares by one or more affiliated products could cause the expense ratio of an Underlying Fund to increase, as its fixed costs would be spread over a smaller asset base. Because of large positions of certain affiliated products, the Underlying Funds may experience relatively large inflows and outflows of cash due to affiliated products’ purchases and sales of Underlying Fund shares. Although Columbia Wanger or Columbia Threadneedle may seek to minimize the impact of these transactions where possible, for example, by structuring them over a reasonable period of time or through other measures, Underlying Funds may experience increased expenses as they buy and sell portfolio securities to manage the cash flow effect related to these transactions. Further, when the Columbia Wanger or Columbia Threadneedle structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, those affiliated products, including funds-of- funds, may pay more or less (for purchase activity), or receive more or less (for redemption activity), for shares of the Underlying Funds than if the transactions were executed in one transaction. In addition, substantial redemptions by affiliated products within a short period of time could require the Underlying Fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing it to realize a loss. Substantial redemptions may also adversely affect the ability of the Underlying Fund to implement its investment strategy. Columbia Wanger or Columbia Threadneedle also has an economic conflict of interest in determining the allocation of affiliated products’ assets among the Underlying Funds, as it earns different fees from the various Underlying Funds.

Investing in Money Market Funds

The Fund may invest cash, including cash collateral received in connection with its securities lending program, in shares of money market funds. These funds are not insured or guaranteed by the FDIC or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest.

Lending of Portfolio Securities

The Fund may lend portfolio securities to broker-dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, the borrower does not return a loaned security and the proceeds from sale of the collateral are not sufficient to replace the borrowed security. The Fund invests collateral in a government money market fund.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions. These investment positions may include, without limitation, investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds or holding some or all of its assets in cash or cash equivalents. The Fund may take such defensive positions for as long a period as Columbia Wanger deems necessary. During these times, Columbia Wanger may make frequent portfolio changes, which could result in increased trading expenses and taxes, and decreased Fund performance.

Cybersecurity

The Fund, like all companies, may be susceptible to operational and information security risks, including the risk of cyber-attacks or failures. As a result, the Fund or its service providers, or the issuers of securities in which the Fund invests, may experience disruptions in business operations that may potentially result in financial losses, the inability of the Fund or Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result. See the discussion of Cybersecurity Breaches and Technology and Related Systems Failure Risk in the Fund’s SAI for further information.

Use of Benchmarks

Benchmarks are indices that provide some comparative guidance in assessing the Fund’s performance. Columbia Wanger selects the benchmarks it believes provide meaningful comparisons for each Fund. However, there may be different or additional indices that more closely reflect the market sectors in which the Fund invests. The Fund’s benchmarks may change from time to time. The benchmarks included in this prospectus are intended only as guideposts for your assessment of the Fund’s performance.

FUNDamentalsTM
Portfolio Holdings Versus the Benchmarks

The Fund does not limit its investments to the securities within its benchmarks, and accordingly the Fund’s holdings may diverge significantly from those of the benchmarks selected by Columbia Wanger. In addition, the Fund may invest in securities outside the industry and geographic sectors represented in its benchmarks. The Fund’s weightings in individual securities, and in industry and geographic sectors, may also vary considerably from those of its benchmarks.

Understanding Annual Fund Operating Expenses

The Fund’s annual operating expenses generally are based on expenses incurred during the Fund’s most recently completed fiscal year, may vary by share class and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. The expense ratios reflect the Fund’s fee arrangements as of the date of the Fund’s prospectus and, unless indicated otherwise, are based on expenses incurred during the Fund’s most recent fiscal year. The Fund’s assets will fluctuate, but unless indicated otherwise in the Annual Fund Operating Expenses table, no adjustments have been or will be made to the expense ratios to reflect any differences in the Fund’s average net assets between the most recently completed fiscal year and the date of the Fund’s prospectus or a later date. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table if assets fall. As applicable, any commitment by Columbia Wanger and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected, in part, to limit the impact of any increase in the Fund’s expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Fund’s annual operating expenses are comprised of (i) investment management fees, (ii) distribution and/or service fees, and (iii) other expenses. Management fees do not vary by class, but distribution and/or service fees and other expenses may vary by class.

FUNDamentalsTM
Other Expenses

“Other expenses” consist of the fees the Fund pays to its administrator, custodian, transfer agent, auditors, lawyers and trustees, costs relating to compliance and miscellaneous expenses. Generally, these expenses are allocated on a pro rata basis across all share classes. These expenses include certain sub-transfer agency and shareholder servicing fees. Transfer agency fees and certain shareholder servicing fees, however, are class specific. They differ by share class because the shareholder services provided to each share class may be different. Accordingly, the differences in “other expenses” among share classes are primarily the result of the different transfer agency and shareholder servicing fees applicable to each share class. For more information on these fees, see Choosing a Share Class — Financial Intermediary Compensation.

Fee Waiver/Expense Reimbursement Arrangements

The Investment Manager has contractually agreed to waive fees and reimburse certain expenses of the Fund from July 1, 2019 through April 30, 2020, so that the Fund’s ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investments in other investment companies, if any), do not exceed the annual rates of:

Columbia Acorn International Select (through April 30, 2020)(a)

Class A	1.31%

Advisor Class	1.06%

Class C	2.06%

Class Inst	1.06%

Class Inst2	0.97%

Class Inst3	0.92%

(a)

Columbia Wanger has further contractually agreed to waive fees and reimburse certain expenses of the Acquiring Fund, effective May 1, 2020 through April 30, 2021, so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any) do not exceed the annual rates of 1.28% for Class A shares, 1.03% for Class Adv shares, 2.03% for Class C shares, 1.03% for Class Inst shares, 0.96% for Class Inst2 shares and 0.91% for Class Inst3 shares. These arrangements may only be amended or terminated with approval from the Acquiring Fund’s Board of Trustees and Columbia Wanger. Assuming approval by shareholders of the Reorganization, and effective upon the closing of the Reorganization, Columbia Wanger has further contractually agreed to waive fees and reimburse certain expenses, through April 30, 2022, so that ordinary operating expenses (excluding any Reorganization Costs, transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Acquiring Fund’s investment in other investment companies, if any) do not exceed the annual rates of 1.28% for Class A shares, 1.03% for Class Adv shares, 2.03% for Class C shares, 1.03% for Class Inst shares, 0.90% for Class Inst2 shares and 0.85% for Class Inst3 shares. This arrangement may only be amended or terminated with approval from the Acquiring Fund’s Board of Trustees and Columbia Wanger.

Beginning July 1, 2017, the Transfer Agent contractually agreed to waive a portion of the fees payable by the Fund such that the fees paid by the Fund to the Transfer Agent do not exceed the annual rates of 0.05% of the average daily net assets of Class Inst2 shares of the Fund and 0.00% of the average daily net assets of Class Inst3 shares of the Fund through June 30, 2019. The Transfer Agent has extended this contractual agreement through June 30, 2020.

Effect of Fee Waivers and/or Expense Reimbursements on Past Performance. The Fund’s returns reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates that were in place during the performance period shown. Without such fee waivers/expense reimbursements, the Fund’s returns might have been lower.

Primary Service Providers

Columbia Wanger, which also serves as the Fund’s administrator (the “Administrator”), Columbia Management Investment Distributors, Inc. (the “Distributor”), Columbia Management Investment Services Corp. (the “Transfer Agent”) and the Fund’s custodian are the Fund’s primary service providers. The Fund’s contracts with its primary service providers (“Service Provider Contracts”) are solely among the parties thereto.

Shareholders are not parties to, or intended to be third-party beneficiaries of, any Service Provider Contracts.

Further, the Fund’s prospectus and SAI, this Combined Proxy Statement/Prospectus and the Fund’s Service Provider Contracts are not intended to give rise to any agreement, duty, special relationship or other obligation between the Fund and any investor, or give rise to any contractual, tort or other rights in any individual shareholder, group of shareholders or other person, including any right to assert a fiduciary or other duty, enforce the Service Provider Contracts against the parties or to seek any remedy thereunder, either directly or on behalf of the Fund. Nothing in the previous sentence should be read to suggest any waiver of any rights under federal or state securities laws.

Columbia Wanger, the Distributor, and the Transfer Agent are all affiliates of Ameriprise Financial, Inc. (Ameriprise Financial). They and their affiliates currently provide key services, including investment advisory, administration, distribution, shareholder servicing and transfer agency services, to the Fund and various other funds outside the Columbia Acorn family of funds (“Columbia Acorn Funds”), including the other Columbia Funds, and are paid for providing these services. These service relationships are described below.

Board of Trustees

The Fund is governed by the Board. More than 75% of the Fund’s Trustees are independent (“Independent Trustees”), meaning that they are not “interested persons” of the Fund, as defined in the 1940 Act. The Independent Trustees bring backgrounds in business and academia to their task of working with the Fund’s officers to establish the Fund’s policies and oversee its activities. Among the Trustees’ responsibilities are: selecting the investment adviser for the Fund; approving the advisory agreement; reviewing other contracts; approving investment policies; monitoring Fund operations, performance, compliance and costs; and nominating or selecting new Trustees. Each Trustee serves the Fund for an indefinite term until his or her retirement, resignation, death or removal in accordance with the organizational documents of Columbia Acorn Trust (the “Trust”). The Trust’s By-Laws generally require that Trustees retire at the end of the calendar year in which they attain the age of 75 years. The last meeting to elect Trustees was held on February 27, 2015. Any Trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the Columbia Acorn Funds. The mailing address for the Trustees and officers is 71 S. Wacker, Suite 2500, Chicago, Illinois 60606. For more detailed information about the Board, please refer to the Fund’s SAI.

The Investment Manager

Columbia Wanger Asset Management, LLC is located at 71 S. Wacker, Suite 2500, Chicago, Illinois 60606. As of December 31, 2019, Columbia Wanger had assets under management of approximately $10.255 billion. Columbia Wanger is a registered investment adviser and wholly owned subsidiary of Columbia Threadneedle, which is a wholly owned subsidiary of Ameriprise Financial and the Fund’s sub-administrator (the “Sub-Administrator”). In addition to serving as an investment adviser to mutual funds, Columbia Wanger acts as an investment manager for other institutional accounts.

Subject to oversight by the Board, Columbia Wanger manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing portfolio transactions. Columbia Wanger may use the research and other capabilities of its affiliates and third parties in managing the Fund’s investments.

The Fund pays Columbia Wanger a fee for its investment advisory services. The fee is calculated as a percentage of the daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year, aggregate fees paid to Columbia Wanger by the Fund amounted to 0.89% of average daily net assets of the Fund, before any applicable reimbursements.

A discussion regarding the basis for the Board’s approval of the renewal of the Fund’s investment management services agreement with Columbia Wanger is available in the Fund’s semiannual report to shareholders for the fiscal period ended June 30, 2019.

The Administrator

Columbia Wanger is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services. The Administrator retains the Sub-Administrator to perform certain of these services (including fund accounting), and pays a fee for the services of the

Sub-Administrator. The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Trust’s aggregate average daily net assets and is paid monthly, as follows:

Annual Administration Fee, as a % of Aggregate Daily Net Assets of the Trust:

Up to $8 billion	0.050%

$8 billion to $16 billion	0.040%

$16 billion to $35 billion	0.030%

$35 billion to $45 billion	0.025%

$45 billion and over	0.015%

The Distributor

Shares of each Fund are distributed by Columbia Management Investment Distributors, Inc., which is located at 225 Franklin Street, Boston, MA 02110. The Distributor is a registered broker-dealer and an indirect, wholly owned subsidiary of Ameriprise Financial. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Ameriprise Financial affiliates, for selling shares and providing services to investors.

The Transfer Agent

Columbia Management Investment Services Corp. is a registered transfer agent and wholly owned subsidiary of Ameriprise Financial. The Transfer Agent is located at 225 Franklin Street, Boston, MA 02110, and its responsibilities include processing purchases, redemptions and exchanges of Fund shares, calculating and paying distributions, maintaining shareholder records, preparing account statements and providing customer service. The Transfer Agent has engaged DST Asset Manager Solutions, Inc. to provide various shareholder or “sub-transfer agency” services. In addition, the Transfer Agent enters into agreements with various financial intermediaries through which you may hold Fund shares, pursuant to which the Transfer Agent pays these financial intermediaries for providing certain shareholder services. Depending on the type of account, the Fund pays the Transfer Agent a per account fee or a fee based on the assets invested through omnibus accounts, and reimburses the Transfer Agent for certain out-of-pocket expenses, including certain payments to financial intermediaries through which shares are held.

Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest

This section describes certain actual and potential conflicts of interest that arise from the financial services activities of Ameriprise Financial and its affiliates. Ameriprise Financial is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of Columbia Wanger, including: insurance, broker-dealer (sales and trading), asset management and financial services. As a consequence of these activities, Ameriprise Financial or its affiliates may have interests arising from their other business lines that conflict with the interests of the Fund. These activities may also, from time to time, place certain investment constraints on the management of the Fund that might not otherwise arise.

Columbia Wanger, Administrator, Sub-Administrator, Distributor and Transfer Agent are all affiliates of Ameriprise Financial. In addition to the services that they provide to the Fund, they also provide substantially similar services (for which they are compensated) to other clients and customers, including the Columbia Funds. Ameriprise Financial and its other affiliates may also provide services (for which they are compensated) to the Fund, other Columbia Funds or other clients and customers.

Examples of activities that could lead to conflicts of interest and/or impose limitations that could affect the Fund include the following:

•

Columbia Wanger and other Ameriprise Financial affiliates may receive compensation and other benefits related to the management/administration of the Fund and the other Columbia Funds and the sale of their shares;

•

there may be competition for limited investment opportunities that must be allocated among the Fund, the other Columbia Funds and other clients and customers of Columbia Wanger (which can include affiliates of Columbia Wanger) that may have the same or similar investment objectives as the Fund;

•

management of the Fund may diverge from other Columbia Funds or other clients and customers of Columbia Wanger or Ameriprise Financial affiliates, for example, advice given to the Fund may differ from, or conflict with, advice given to other funds or accounts;

•

there may be regulatory or investment restrictions imposed on the investment activities of Columbia Wanger arising from the activities or holdings of other Columbia Funds or other clients or customers of Columbia Wanger or Ameriprise Financial and its affiliates, for example, caps on the aggregate amount of certain types of investments or in holdings of particular portfolio companies that may be made by affiliated entities, including the Fund;

•	Ameriprise Financial or its affiliates may have potentially conflicting relationships with companies and other entities in which the Fund invests; and

•

there may be regulatory and other restrictions relating to the sharing of information between Ameriprise Financial and its affiliates, including Columbia Wanger, for example, if an affiliated entity were in possession of non- public information, Columbia Wanger might be prohibited by law from using that information in connection with the management of the Fund.

Columbia Wanger and Ameriprise Financial have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Ameriprise Financial and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and Affiliates – Certain Conflicts of Interest section of the Fund’s SAI. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

Certain Legal Matters

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s shareholder reports and in the Fund’s SAI. Additionally, Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at sec.gov.

The Funds

The Columbia Acorn Funds and the other Columbia Funds generally share the same policies and procedures for investor services, as described below. Together, the Fund and the other Columbia Acorn Funds, along with the Columbia Funds, are referred to herein as the Funds.

Funds Contact Information

Additional information about the Funds, including sales charges and other class features and policies, can be obtained, free of charge, at columbiathreadneedleus.com,* by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City, MO 64121-9104 or (express mail) Columbia Management Investment Services Corp., c/o DST Asset Manager Solutions, Inc., 430 W 7th Street, Ste 219104, Kansas City, MO 64105-1407.

FUNDamentalsTM
Financial Intermediaries

The term “financial intermediary” refers to the selling and servicing agents that are authorized to sell and/or service shares of the Funds. Financial intermediaries include broker-dealers and financial advisors as well as firms that employ broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third-party administrators and other firms in the financial services industry.

Omnibus Accounts

The term “omnibus account” refers to a financial intermediary’s account with the Fund (held directly through the Transfer Agent) that represents the combined holdings of, and transactions in, Fund shares of one or more clients of the financial intermediary (beneficial Fund shareholders). Omnibus accounts are held in the name of the financial intermediaries and not in the name of the beneficial Fund shareholders invested in the Fund through omnibus accounts.

Retirement Plans and Omnibus Retirement Plans

The term “retirement plan” refers to retirement plans created under Sections 401(a), 401(k), 457 and 403(b) of the Internal Revenue Code of 1986, as amended (the Code), and non-qualified deferred compensation plans governed by Section 409A of the Code and similar plans, but does not refer to individual retirement plans, such as traditional IRAs and Roth IRAs. The term “omnibus retirement plan” refers to a retirement plan that has a plan-level or omnibus account with the Transfer Agent.

Networked Accounts

Networking, offered by the Depository Trust & Clearing Corporation’s Wealth Management Services (WMS), is the industry standard IT system for mutual fund account reconciliation and dividend processing.

Summary of Share Class Features

Each share class has its own investment eligibility criteria, cost structure and other features. Your financial intermediary may not make every share class available or may cease to make available one or more share classes of the Fund. The share class you select through your financial intermediary may have higher fees and/or sales charges than other classes of shares available through other financial intermediaries. An investor transacting in a class of Fund shares without any front-end sales charge, contingent deferred sales charge (CDSC), or other asset-based fee for sales or distribution, such as a Rule 12b-1 fee, may be required to pay a commission to the financial

*	The website references in this prospectus are inactive links and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

intermediary for effecting such transactions. Each investor’s personal situation is different and you may wish to discuss with your financial intermediary the share classes the Fund offers, which share classes are available to you and which share class(es) is/are appropriate for you. In all instances, it is your responsibility to notify your financial intermediary or (for Direct-at-Fund Accounts, as defined below) the Fund at the time of purchase of any relationship or other facts that may qualify you for sales charge waivers or discounts. The Fund, the Distributor and the Transfer Agent do not provide investment advice or make recommendations regarding Fund share classes. Your financial intermediary may provide advice and recommendations to you, such as which share class(es) is/are appropriate for you.

When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

FUNDamentalsTM
Front-End Sales Charge Calculation

The front-end sales charge is calculated as a percentage of the offering price.

• The net asset value (NAV) per share is the price of a share calculated by the Fund every business day.

• The offering price per share is the NAV per share plus any front-end sales charge (or load) that applies.

The dollar amount of any applicable front-end sales charge is the difference between the offering price of the shares you buy and the NAV of those shares. To determine the front-end sales charge you will pay when you buy Class A shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your financial intermediary notifies the Fund) and base the sales charge on the aggregate amount. For information on account value aggregation, sales charge waivers and other important information, see Choosing a Share Class – Reductions/Waivers of Sales Charges.

FUNDamentalsTM
Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC can vary based on the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through Fund distribution reinvestments or any amount that represents appreciation in the value of your shares. For purposes of calculating a CDSC, the start of the holding period is generally the first day of the month in which your purchase was made.

When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that are not subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund. In certain circumstances, the CDSC may not apply. See Choosing a Share Class – Reductions/Waivers of Sales Charges for details.

Share Class Features

The following summarizes the primary features of Class A, Class Adv, Class C, Class Inst, Class Inst2 and Class Inst3.

The sales charge reductions and waivers available to investors who purchase and hold their Fund shares through different financial intermediaries may var y. Appendix A describes financial intermediary-specific reductions and/or waiver policies. A shareholder transacting in Fund shares through a financial intermediary identified in Appendix A should carefully read the terms and conditions of Appendix A. A reduction and/or waiver that is specific to a particular financial intermediary is not available to Direct-at-Fund Accounts, as defined below, or through another financial intermediary. The information in Appendix A may be provided by, or compiled from or based on information provided by the financial intermediaries identified in Appendix A. To obtain additional information regarding any sales charge reduction and/or waiver described in Appendix A, and to ensure that you receive any such reductions or waivers that may be available to you, please consult your financial intermediary.

Sales Charges and Commissions

Sales charges, commissions, and distribution fees compensate financial intermediaries (typically your financial advisor) for selling shares to you, and service fees compensate financial intermediaries for maintaining and servicing the shares held in your account with them. Distribution and service fees are discussed in a separate sub-section below. Depending on which share class you choose and the financial intermediary through which you purchase your shares, you may pay these charges at potentially different levels at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of distribution and/or service fees.

As described in more detail below, Class A shares have a front-end sales charge, which is deducted from your purchase price when you buy your shares, and results in a smaller dollar amount being invested in the Fund than the purchase price you pay (unless you qualify for a waiver or reduction of the sales charge). The Fund’s other share classes do not have a front-end sales charge, so the full amount of your purchase price is invested in those classes. Class A shares have lower ongoing distribution and/or service fees than Class C shares of the Fund. Over time, Class C shares can incur distribution and/or service fees that are equal to or more than the front-end sales charge and the distribution and/or service fees you would pay for Class A shares. Although the full amount of your purchase price of Class C shares is invested in a Fund, your return on this money will be reduced by the expected higher annual expenses of Class C shares. In this regard, note that Class C shares will generally automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date. The Fund may convert Class C shares held through a financial intermediary to Class A shares sooner in connection with the withdrawal of Class C shares of the Fund from the financial intermediary’s platform or accounts. No sales charge or other charges will apply in connection with such conversions, and conversions are free from U.S. federal income tax. Once your Class C shares convert to Class A shares, your total returns from an investment in the Fund may increase as a result of the lower operating costs of Class A shares, Class Adv, Class Inst, Class Inst2 and Class Inst3 shares of the Fund do not have distribution and/or service fees.

Whether the ultimate cost is higher for one share class over another depends on the amount you invest, how long you hold your shares, the fees (i.e., sales charges) and expenses of the class and whether you are eligible for reduced or waived sales charges, if available. You are responsible for choosing the share class most appropriate for you after taking into account your share class eligibility, class-specific features, and any applicable reductions in, or waivers of, sales charges. For more information, see Choosing a Share Class – Reductions/Waivers of Sales Charges. We encourage you to consult with a financial advisor who can help you with your investment decisions. Please contact your financial intermediary for more information about services, fees and expenses, and other important information about investing in the Fund, as well as with any questions you may have about your investing options. In all instances, it is your responsibility to notify your financial intermediary or (for Direct-at-Fund Accounts, as defined below) the Fund at the time of purchase of any relationship or other facts that may qualify you for sales charge waivers or discounts.

Class A Shares — Front-End Sales Charge

Unless your purchase qualifies for a waiver (e.g., you buy the shares through reinvested Fund dividends or distributions or subject to an applicable financial intermediary-specific waiver), you will pay a front-end sales charge when you buy Class A shares, resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay. The Class A shares sales charge is waived on Class C shares converted to Class A shares. For more information about sales charge waivers and reduction opportunities, see Choosing a Share Class – Reductions/Waivers of Sales Charges and Appendix A.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the financial intermediary through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (through the Transfer Agent, rather than through a financial intermediary).

The front-end sales charge you will pay on Class A shares:

•	depends on the amount you are investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your financial intermediary notifies the Fund).

The table below presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

Class A Shares — Front-End Sales Charge — Breakpoint Schedule*

Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to financial intermediaries as a % of the offering price
Class A Shares	$0 – $49,999	5.75%	6.10%	5.00%
	$50,000 – $99,999	4.50%	4.71%	3.75%
	$100,000 – $249,999	3.50%	3.63%	3.00%
	$250,000 – $499,999	2.50%	2.56%	2.15%
	$500,000 – $999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00	%(c)

(a)

Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class – Reductions/Waivers of Sales Charges for a discussion of account value aggregation.

(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.

(c)	For information regarding cumulative commissions paid to your financial intermediary when you buy $1 million or more of Class A shares of a Fund, see Class A Shares – Commissions below.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without a front-end sales charge.

•

If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months after purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months after purchase; and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase.

•

Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

Class A Shares — Commissions

The Distributor may pay your financial intermediary an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge you paid. For more information, see Class A Shares – Front-End Sales Charge above.

The Distributor may also pay your financial intermediary a cumulative commission when you buy Class A shares in amounts not subject to a front-end sales charge, according to the following schedules (assets initially purchased into Class A shares of a Fund that were purchased without the application of a front-end sales charge are excluded for purposes of calculating a financial intermediary’s commission under these schedules):

Class A Shares of Taxable Funds — Commission Schedule (Paid by the Distributor to Financial Intermediaries)*

Purchase Amount	Commission Level* (as a % of net asset value per share)

$1 million – $2,999,999	1.00%

$3 million – $49,999,999	0.50%

$50 million or more	0.25%

*	Not applicable to Funds that do not assess a front-end sales charge.
**

The commission level applies to the applicable asset level; therefore, for example, for a purchase of $5 million, the Distributor would pay a commission of 1.00% on the first $2,999,999 and 0.50% on the balance.

Class C Shares — Front-End Sales Charge

You do not pay a front-end sales charge when you buy Class C shares, but you may pay a CDSC when you sell Class C shares. Although Class C shares do not have a front-end sales charge, over time Class C shares can incur distribution and/or service fees that are equal to or more than the front-end sales charge and distribution and/or service fees you would pay for Class A shares. Thus, although the full amount of your purchase of Class C shares is invested in a Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class C shares. If you are eligible to invest in Class A shares without a front-end sales charge, you should discuss your options with your financial intermediary. For more information, see Choosing a Share Class – Reductions/Waivers of Sales Charges.

Class C Shares — Conversion to Class A Shares

Class C shares of a Fund generally automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date. Class C shares held through a financial intermediary in an omnibus account will be converted provided that the intermediary is able to track purchases to credit individual shareholders’ holding periods. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period. Not all financial intermediaries are able to track purchases to credit individual shareholders’ holding periods. For example, group retirement plans held through third-party intermediaries that hold Class C shares in an omnibus account may not track participant level share lot aging. Please consult with your financial intermediary about your eligibility for Class C share conversion. The Fund may convert Class C shares held through a financial intermediary to Class A shares sooner in connection with the withdrawal of Class C shares of the Fund from the financial intermediary’s platform or accounts. Once your Class C shares convert to Class A shares, your total returns from an investment in the Fund may increase as a result of the lower operating costs of Class A shares.

The following rules apply to the automatic conversion of Class C shares to Class A shares:

•

Class C share accounts that are Direct-at-Fund Accounts and Networked Accounts for which the Transfer Agent (and not your financial intermediary) sends you Fund account transaction confirmations and statements, convert on or about the 15th day of the month (if the 15th is not a business day, then the next business day thereafter) that they become eligible for automatic conversion provided that the Fund has records that Class C shares have been held for the requisite time period.

•

For purposes of determining the month when your Class C shares are eligible for conversion, the start of the holding period is the first day of the month in which your purchase was made. Your financial intermediary may choose a different day of the month to convert Class C shares. Please contact your financial intermediary for more information on calculating the holding period.

•	Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

•

You’ll receive the same dollar value of Class A shares as the Class C shares that were automatically converted. Class C shares that you received from an exchange of Class C shares of another Fund will convert based on the day you bought the original shares.

•	No sales charge or other charges apply in connection with this automatic conversion, and conversions are free from U.S. federal income tax.

Class C Shares — CDSC

You will pay a CDSC of 1.00% if you redeem Class C shares within 12 months of buying them unless you qualify for a waiver of the CDSC (e.g., the shares you are selling were purchased with reinvested Fund distributions). Redemptions of Class C shares are not subject to a CDSC if redeemed after 12 months. For more information, see Choosing a Share Class – Reductions/Waivers of Sales Charges.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor makes an up-front payment (which includes a sales commission and an advance of service fees) directly to your financial intermediary of up to 1.00% of the NAV per share when you buy Class C shares. The Distributor seeks to recover this payment through distribution fees of up to 0.75% and shareholder service fees of up to 0.25% it receives under the Fund’s Rule 12b-1 plan during the first 12 months following the sale of Class C shares, and any applicable CDSC when you sell your shares. For more information, see Choosing a Share Class – Distribution and Service Fees.

Reductions/Waivers of Sales Charges

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund (i.e., a Direct-at-Fund Account, as defined below) or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales charge and/or CDSC waivers. In all instances, it is your responsibility to notify your financial intermediary or (for Direct-at-Fund Accounts, as defined below) the Fund at the time of purchase of any relationship or other facts that may qualify you for sales charge waivers or discounts. In order to obtain waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase Fund shares directly from the Fund (if permitted) or through a different financial intermediary. For a description of financial intermediary-specific sales charge reductions and/or waivers, see Appendix A.

Class A Shares Front-End Sales Charge Reductions

The Fund makes available two means of reducing the front-end sales charge that you may pay when you buy Class A shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts (as described in the Eligible Accounts section below) maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower front-end sales charge to your purchase. To calculate the combined value of your eligible Fund accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your and your “immediate family” members’ ownership (as described in the FUNDamentals box below) of certain classes of shares held in certain account types, as described in the Eligible Accounts section below.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases of Class A shares made within 13 months after the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least enough to reach the first (or next) breakpoint of the Fund. The required form of LOI may vary by financial intermediary, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested and not current market value) of the shares held in each eligible account; reinvested dividends or capital gains, or purchases made through the reinstatement privilege do not count as purchases made under an LOI. For purposes of making an LOI to purchase additional shares, you may aggregate eligible shares owned by you or your immediate family members in eligible accounts, valued as of the day immediately before the initiation of your LOI.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your financial intermediary in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different financial intermediaries. You and your financial intermediary are responsible for ensuring that you receive discounts for which you are eligible. Please contact your financial intermediary with questions regarding application of the eligible discount to your account. You may be asked by your financial intermediary (or by the Fund if you hold your account directly with the Fund) for account statements or other records to verify your discount eligibility for new and subsequent purchases, including, when applicable, records for accounts opened with a different financial intermediary and records of accounts established by members of your immediate family.

The sales charge reductions available to investors who purchase and hold their Fund shares through different financial intermediaries may vary. For a description of such financial intermediary-specific sales charge reductions, see Appendix A.

FUNDamentals
Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a breakpoint discount for Class A shares, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child under 21, step-child under 21, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group retirement plan accounts are valued at the retirement plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above, provided that they are invested in Class A (excluding, in the case of Direct-at-Fund Accounts, Funds that do not assess a front-end sales charge, including Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Ultra Short Term Bond Fund and Columbia U.S. Treasury Index Fund, unless such shares were purchased via an exchange from Class A shares of a Fund on which you paid the Class A share applicable front-end sales charge), Class C, Class E, Class Inst or Class V shares of a Fund, or non-retirement plan accounts invested in Class Adv, Class Inst2 or Class Inst3 shares of a Fund: individual or joint accounts; Roth and traditional IRAs; Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs); Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors Act (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child; revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor; accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation; qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and investments in wrap accounts.

The following accounts are not eligible for account value aggregation as described above: accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts); investments in 529 plans, donor advised funds, variable annuities, variable insurance products or managed separate accounts; charitable and irrevocable trust accounts; accounts holding shares of money market funds that used the Columbia brand before May 1, 2010; accounts invested in Class R shares of a Fund; and retirement plan accounts invested in Class Adv, Class Inst2 or Class Inst3 shares of a Fund.

Additionally, direct purchases of shares of Columbia Government Money Market Fund may not be aggregated for account value aggregation purposes; however, shares of Columbia Government Money Market Fund acquired by exchange from other Columbia Funds that assess a sales charge may be included in account value aggregation.

Class A Shares Front-End Sales Charge Waivers

There are no front-end sales charges on reinvested Fund distributions. The Class A shares sales charge is waived on conversions of Class C shares to Class A shares. The Distributor may waive front-end sales charges on purchases of Class A shares of the Funds by certain categories of investors, including Board members, certain employees of financial intermediaries, Fund portfolio managers, certain partners and employees of outside legal counsel to the Funds or the Board, separate accounts of an insurance company exempt from registration as an investment company under Section 3(c)(11) of the 1940 Act, registered broker-dealer firms that have an agreement with the Distributor purchasing Fund shares for their investment account only, and qualified employee benefit plan rollovers to Class A shares in the same Fund (see Appendix S to the Fund’s SAI for details). For a more complete description of categories of investors who may purchase Class A shares of the Fund’s at NAV, without payment of any front-end sales charge that would otherwise apply, see Appendix S to the Fund’s SAI.

In addition, certain types of purchases of Class A shares may be made at NAV. The Distributor may waive front-end sales charges on (i) purchases (including exchanges) of Class A shares in accounts of financial intermediaries that have entered into agreements with the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers; (ii) exchanges of Class Inst shares of a Fund for Class A shares of the Fund; (iii) purchases of Class A shares on brokerage mutual fund-only platforms of financial intermediaries that have an agreement with the Distributor that specifically authorizes the offering of Class A shares within such platform; (iv) purchases through certain wrap fee or other products or programs that involve fee- based compensation arrangements that have, or clear trades through a financial intermediary that has, a selling agreement with the Distributor; (v) purchases through state sponsored 529 Plans; (vi) purchases through banks, trust companies, and thrift institutions acting as fiduciaries; and (vii) purchases through certain employee benefit plans and certain qualified deferred compensation plans. For a more complete description of these eligible transactions, see Appendix S to the Fund’s SAI.

The sales charge waivers available to investors who purchase and hold their Fund shares through different financial intermediaries may vary. For a description of such financial intermediary-specific sales charge waivers, see Appendix A.

CDSC Waivers — Class A and Class C

You may be able to avoid an otherwise applicable CDSC when you sell Class A or Class C shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons. For example, the CDSC will be waived on redemptions of shares in the event of the shareholder’s death; for which no sales commission or transaction fee was paid to an authorized financial intermediary at the time of purchase; purchased through reinvestment of dividends and capital gain distributions; that result from required minimum distributions taken from retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations; that result from returns of excess contributions made to retirement plans or individual retirement accounts (subject to certain conditions); initially purchased by an employee benefit plan (for Class A shares) and that are not connected with a plan level termination (for Class C shares); in connection with the Fund’s Small Account Policy (which is described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies); and by certain other investors and in certain other types of transactions or situations. Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. For a more complete description of the available waivers of the CDSC on redemptions of Class A or Class C shares, see Appendix S to the Fund’s SAI.

The sales charge waivers available to investors who purchase and hold their Fund shares through different financial intermediaries may vary. For a description of such financial intermediary-specific sales charge waivers, see Appendix A.

Repurchases (Reinstatements)

As noted in the table below, you can redeem shares of certain classes (see Redeemed Share Class below) and use such redemption proceeds to buy shares of the Corresponding Repurchase Class (see below) without paying an otherwise applicable sales charge and/or CDSC (other than, in the case of Direct-at-Fund Accounts, redemptions from Funds that do not assess a front-end sales charge, unless such shares were purchased via an exchange from Class A shares of a Fund on which you paid the Class A share applicable front-end sales charge) within 90 days, up to the amount of the redemption proceeds.

Repurchases (Reinstatements)

Redeemed Share Class	Corresponding Repurchase Class
Class A	Class A
Class C	Class C

Any CDSC paid upon redemption of your Class A or Class C shares of a Fund will not be reimbursed.

To be eligible for the repurchase (or reinstatement) privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your financial intermediary within 90 days after the shares are redeemed. The purchase of the Corresponding Repurchase Class (as noted in the table above) through this repurchase (or reinstatement) privilege will be made at the NAV of such shares next calculated after the request is received in “good form.” Systematic withdrawals and purchases are excluded from this policy.

Restrictions and Changes in Terms and Conditions

Restrictions may apply to certain accounts and certain transactions. The Funds and/or the Distributor may change or cancel these terms and conditions at any time. Unless you provide your financial intermediary with information in writing about all of the factors that may count toward available reductions or waivers of an applicable sales charge, there can be no assurance that you will receive all of the reductions and waivers for which you may be eligible. To the extent your Fund account is held directly with the Fund, you should provide this information to the Fund when placing your purchase or redemption order. Please see Appendix A to this Section C and Appendix S of the Fund’s SAI for more information about sales charge waivers.

Distribution and Service Fees

The Board has approved, and the Columbia Acorn Funds have adopted, a distribution plan pursuant to Rule 12b-1 under the 1940 Act that sets the distribution and/or service fees that are periodically deducted from the Funds’ assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible financial intermediaries for, with regard to distribution fees, selling Fund shares and, with regard to service fees, directly or indirectly providing services to shareholders. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual distribution and/or service fees (as an annual percentage of average daily net assets) and the combined amount of such fees applicable to each share class of the Columbia Acorn Funds:

	Distribution Fee	Service Fee	Combined Total

Class A	None	0.25%	0.25%

Class Adv	None	None	None

Class C	0.75%	0.25%	1.00%

Class Inst	None	None	None

Class Inst2	None	None	None

Class Inst3	None	None	None

The distribution and/or service fees for Class A and Class C shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act. The Distributor may retain these fees otherwise payable to financial intermediaries if the amounts due are below an amount determined by the Distributor in its sole discretion.

For Class A shares, the Distributor begins to pay these fees immediately after purchase, except in the following case, in which the Distributor begins to pay these fees 12 months after purchase: a purchase of Class A shares of $1 million or more that pay a Class A up-front commission to your financial intermediary and the financial intermediary opted to receive such commission. The Distributor’s policy to otherwise begin to pay these fees immediately on Class A shares includes purchases of funds that do not pay an up-front sales commission on Class A shares, which includes Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Ultra Short Term Bond Fund and Columbia U.S. Treasury Index Fund. For Class C shares, the Distributor begins to pay these fees 12 months after purchase. However, for Class C shares, financial intermediaries may opt to decline the up-front payment described in Choosing a Share Class – Sales Charges and Commissions – Class C Shares – Commissions and instead may receive these fees immediately after purchase. If the intermediary opts to receive the up-front payment, the Distributor retains the distribution and service fee for the first 12 months following the sale of Class C shares in order to recover the up-front payment made to financial intermediaries and to pay for other related expenses.

If you maintain shares of the Fund directly with the Fund, without working with a financial advisor or other financial intermediary, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible financial intermediaries for as long as the distribution plan continue in effect, which is expected to be indefinitely. However, the Fund may reduce or discontinue payments at any time. Your financial intermediary may also charge you other additional fees for providing services to your account, which may be different from those described here.

Financial Intermediary Compensation

The Distributor, Columbia Wanger and their affiliates make payments, from their own resources, to financial intermediaries, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Funds attributable to that financial intermediary; gross sales of the Funds attributable to that financial intermediary; reimbursement of ticket charges (fees that a financial intermediary charges its representatives for effecting transactions in Fund shares); or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, Marketing Support Payments to any one financial intermediary are generally between 0.05% and 0.40% on an annual basis for payments based on average net assets of the Fund attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the financial intermediary. The Distributor, Columbia Wanger and their affiliates may at times make payments with respect to a Fund or the Columbia Funds generally on a basis other than those described above, or in larger amounts, when dealing with certain financial intermediaries. Not all financial intermediaries receive Marketing Support Payments. The Distributor, Columbia Wanger and their affiliates do not make Marketing Support Payments with respect to Class Inst3 shares of the Columbia Acorn Funds.

In addition, the Transfer Agent has certain arrangements in place to compensate financial intermediaries, including other Ameriprise Financial affiliates, that hold Fund shares through networked and omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial Fund shareholders (“Shareholder Services”). Shareholder Services and related fees vary by financial intermediary and according to distribution channel and may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, maintenance of shareholder records, preparation of account statements and provision of customer service, and are not intended to include services that are primarily intended to result in the sale of Fund shares. Payments for Shareholder Services vary by financial intermediary and according to distribution channel, but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Payments to financial intermediaries in excess of the amounts paid by the Fund are borne by the Distributor, Columbia Wanger and/or their affiliates.

Generally, each Fund in the Columbia Acorn Family of Funds compensates the Transfer Agent for payments made for Shareholder Services, for each share class except Class Inst3. The Columbia Acorn Funds compensate the Transfer Agent for payments made for Shareholder Services as follows:

Financial Intermediary Distribution Channel	Distribution Fee
Retirement	up to 0.18% of Fund assets held by intermediaries or platforms charging an asset-based fee, or $18 per account held by intermediaries or platforms charging a per account fee

Fund supermarket transaction fee (TF)	up to 0.12% of Fund assets held by intermediaries or platforms charging an asset-based fee, or $16 per account held for intermediaries or platforms charging a per account fee

Fund supermarket transaction fee (TF)	up to 0.18% of Fund assets held by intermediaries or platforms charging an asset-based fee, or $18 per account held by intermediaries or platforms charging a per account fee

Bank	up to 0.10% of Fund assets held by intermediaries or platforms charging an asset-based fee, or $20 per account held by intermediaries or platforms charging a per account fee

Broker-dealer	up to 0.13% of Fund assets held by intermediaries or platforms charging an asset-based fee, or $16 per account held by intermediaries or platforms charging a per account fee

With respect to Class Inst2 and Class Inst3 shares of the Fund, total annual compensation payable to the Transfer Agent is capped, respectively, at 0.07% and 0.20% of the average daily net assets of the Class. For additional details about the application of the Columbia Acorn Funds’ fee limits, please refer to the Fund’s SAI.

The Transfer Agent does not pay financial intermediaries for Shareholder Services, and the Fund does not compensate the Transfer Agent for any Shareholder Services provided by financial intermediaries with respect to Class Inst3 shares of the Columbia Acorn Funds. The Fund believes that the fee levels paid to the Transfer Agent are reasonably related to the Shareholder Services provided, but payments may vary and there can be no assurance that the Fund will be able to identify with specificity the costs or particular Shareholder Services for which compensation is paid.

In addition to the payments described above, the Distributor, Columbia Wanger and their affiliates typically make other payments or allow promotional incentives to certain broker-dealers to the extent permitted by the SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day, with the value of the Fund’s shares based on the total value of all of the securities and other assets that it holds as of a specified time.

FUNDamentals
NAV Calculation

Each of the Fund’s share classes calculates its NAV per share as follows:

NAV per share =	(Value of assets of the share class) – (Liabilities of the share class)
Number of outstanding shares of the class

FUNDamentals
Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at (i) the scheduled close of the NYSE for such day (usually 4:00 p.m. Eastern Time or such other time as the NYSE may schedule), (ii) the scheduled close of the NYSE (usually 4:00 p.m. Eastern Time) on any business day on which the NYSE has an unscheduled close or intraday trading halt or other disruption, regardless of the time of such unscheduled close, halt or disruption or whether trading resumes, or (iii) such other time as the Board may from time to time determine. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. Certain equity securities, debt securities and other assets are valued differently. For instance, short-term investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price. For a Fund organized as a fund-of-funds, its investments in other funds are valued at their NAVs. Market quotations are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board.

If a market price is not readily available or is deemed not to reflect market value, the security will be valued in good faith based on a determination of the security’s fair value pursuant to the Portfolio Pricing Policy approved by the Board. The Portfolio Pricing Policy provides that fair value determinations will be made using the methodology set forth in the Policy and deemed most appropriate under the circumstances and considering all available, relevant factors and indications of value. The Portfolio Pricing Policy provides that fair valuation may be used to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. In addition, in the event of a significant movement in the Standard & Poor’s 500 E-Mini Index, a statistical fair valuation process is applied to adjust prices of foreign securities traded on foreign exchanges in time zones different from the United States utilizing the services of a designated pricing vendor. Although the use of statistical fair valuation is intended to and may decrease opportunities for time zone arbitrage transactions, there can be no assurance that it will successfully decrease arbitrage opportunities. Please consult the Fund’s SAI for more information on the factors to be considered in making fair value determinations; the significant events that may necessitate fair valuation of foreign securities; and the Fund’s statistical fair valuation methodology.

When fair valuation is used to price securities, the values for those securities may be higher or lower than values used by another fund to price the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate.

Transaction Rules and Policies

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money. Your financial intermediary may have rules and policies in place that are in addition to or different than those described below.

Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your financial intermediary before the end of a business day are priced at the NAV per share (plus any applicable sales charge) of the Fund’s applicable share class on that day. Orders received after the end of a business day will receive the next business day’s NAV per share (plus any applicable sales charge). For Direct-at-Fund Accounts (i.e., accounts established directly with the Fund), when a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the transaction request in “good form” at its transaction processing center (i.e., the Fund’s express mail address), not the P.O. Box provided for regular mail delivery. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your financial intermediary has received payment (in the case of purchases) and all of the information and documentation it deems necessary to effect your order. For example, when you sell shares, “good form” means that your request (i) has complete instructions and written requests include the signatures of all account owners, (ii) is for an amount that is less than or equal to the shares in your account for which payment has been received and collected, (iii) has a Medallion Signature Guarantee for amounts greater than $100,000 and certain other transactions, as described below, and (iv) includes any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

The Transfer Agent may require a Medallion Signature Guarantee for your signature in order to process certain transactions, including if: (i) the transaction amount is over $100,000; (ii) you want your check made payable to someone other than the registered account owner(s); (iii) the address of record has changed within the last 30 days; (iv) you want the check mailed to an address other than the address of record; (v) you want proceeds to be sent according to existing bank account instructions not coded for outgoing Automated Clearing House (ACH) or wire, or to a bank account not on file; or (vi) you are changing legal ownership of your account.

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. A Medallion Signature Guarantee must be provided by an eligible guarantor institution including, but not limited to, the following: a bank, credit union, savings association, broker or dealer that participates in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) or the New York Stock Exchange Medallion Signature Program (MSP). For other transactions, the Transfer Agent may require a signature guarantee. Notarization by a notary public is not an acceptable signature guarantee. The Transfer Agent reserves the right to reject a signature guarantee and to request additional documentation for any transaction.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., Social Security number (SSN) or other taxpayer identification number (TIN)). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Class A, Class C and Class Inst Share Accounts Below the Minimum Account Balance

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the applicable minimum account balance. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. Generally, you may avoid such an automatic sale by raising your account balance to at least $250 or consolidating your multiple accounts you may have with the Funds through an exchange (so as to maintain at least $250 in each of your accounts). The minimum account balance varies among share classes and types of accounts, as follows:

Minimum Account Balance

Minimum Account Balance

For all classes and account types except those listed below	$250 (None for accounts with Systematic Investment Plans)

Individual Retirement Accounts for all classes except those listed below	None

Class Adv, Class Inst2 and Class Inst3	None

For shares held directly with the Funds’ Transfer Agent, if your shares are sold, the Transfer Agent will remit the sale proceeds to you. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance to at least $250, consolidating your multiple accounts you may have with the Funds through an exchange (so as to maintain at least $250 in each of your accounts), or setting up a Systematic Investment Plan (described below). For more information, contact the Transfer Agent or your financial intermediary. The Transfer Agent’s contact information (toll-free number and mailing addresses) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

For shares purchased and held for your benefit through a financial intermediary, the Funds may instruct the intermediary to automatically sell your Fund shares if the transaction can be operationally administered by the intermediary.

Small Account Policy — Class A, Class C and Class Inst Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally could be subject to a $20 annual fee. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Funds reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares or for other reasons.

For shares held directly with the Funds’ Transfer Agent, this fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your multiple accounts you may have with the Funds, or setting up a Systematic Investment Plan that invests at least monthly. For more information, contact the Transfer Agent or your financial intermediary. The Transfer Agent’s contact information (toll-free number and mailing addresses) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

For shares purchased and held for your benefit through a financial intermediary, this fee could be assessed through the automatic sale of Fund shares in your account if instructed by the Fund and the transaction can be operationally administered by the intermediary.

Exceptions to the Small Account Policy (Accounts Below Minimum Account Balance) and Minimum Balance Fee

The automatic sale of Fund shares in accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class Adv, Class Inst2 and Class Inst3 shares; shareholders holding their shares through financial intermediary networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under the applicable minimum account balance does not apply to individual retirement plans.

Small Account Policy — Financial Intermediary Networked and Wrap Fee Accounts

The Funds may automatically redeem, at any time, financial intermediary networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

For shares purchased and held for your benefit through a financial intermediary, the Funds may instruct the intermediary to automatically sell your Fund shares if the transaction can be operationally administered by the intermediary.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with financial intermediaries, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, financial intermediaries are required, upon request, to: (i) provide shareholder account and transaction information; and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures.

Excessive Trading Practices Policy

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any purchase or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its sole discretion restrict or reject a purchase or exchange order even if the transaction is not subject to the specific limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to purchase or exchange transactions communicated directly to the Transfer Agent and to those received by financial intermediaries.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future purchase orders, including exchange purchase orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its sole discretion, reject future purchase orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies in a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its sole discretion, reinstate trading privileges that have been revoked under the Fund’s Excessive Trading Policies and Procedures.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell or exchange orders through financial intermediaries, and cannot always know of or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients’ transactions and accounts, and in these circumstances, the identities of the financial intermediary clients that beneficially own Fund shares are often not known to the Fund.

Some financial intermediaries apply their own restrictions or policies to their clients’ transactions and accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments do not work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

The Columbia Acorn Funds may invest in thinly traded equity securities of small-capitalization companies. Because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities as of the Fund’s valuation time. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest only, or significantly, in highly liquid securities, in part because the Fund may have difficulty selling these particular investments at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by non-redeeming shareholders.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell or exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your financial intermediary. As described below, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are generally available directly and through broker-dealers, banks and other financial intermediaries or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by financial intermediaries. You may buy, sell, or exchange shares through your financial intermediary. If you maintain your account directly with your financial intermediary, you must contact that agent to process your transaction.

Not all financial intermediaries offer the Funds (or all classes of Fund shares) and certain financial intermediaries that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial intermediary to determine the availability of the Funds. If you set up an account at a financial intermediary that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current financial intermediary or find another financial intermediary with a selling agreement.

Financial intermediaries that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. An investor transacting in a class of Fund shares without any front-end sales charge, CDSC, or other asset-based fee for sales or distribution, such as a Rule 12b-1 fee, may be required to pay a commission to the financial intermediary for effecting such transactions. The Funds are offered in a number of different share classes that have different fees and expenses and other features. Some differences in the policies of different financial intermediaries may include different minimum investment amounts, exchange privileges, Fund/class choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be per formed by the financial intermediaries through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial intermediary through which you purchased or at which you maintain your shares of the Fund to make changes to your account, to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of any financial intermediary to carry out its obligations to its customers.

The Fund may engage financial intermediaries to receive purchase, exchange and sell orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice.

Direct-At-Fund Accounts (Accounts Established Directly with the Fund)

You can hold Fund shares through an account established and held through the financial intermediary through which you purchased Fund shares or you or your financial intermediary may establish an account directly with the Fund, in which case you will receive Fund account transaction confirmations and statements from the Transfer Agent, and not your financial intermediary (Direct-at-Fund Accounts).

To open a Direct-at-Fund Account, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the Transfer Agent. Account applications may be obtained at columbiathreadneedleus.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

Mail your check and completed application to the Transfer Agent at its regular or express mail address that can be found at the beginning of the section Choosing a Share Class. You may also use these addresses to request an exchange or redemption of Fund shares. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives your transaction request in “good form” at its transaction processing center (i.e., the Fund’s express mail address), not the P.O. Box provided for regular mail delivery.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Written Transactions — Direct-at-Fund Accounts

If you have a Direct-at-Fund Account, you can communicate written buy, sell or exchange orders to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives your transaction request in “good form” at its transaction processing center (i.e., the Fund’s express mail address), not the P.O. Box provided for regular mail delivery.

Include in your transaction request letter: your name; the name of the Fund(s); your account number; the class of shares to be purchased, exchanged or sold; your SSN or other TIN; the dollar amount or number of shares you want to purchase, exchange or sell; specific instructions regarding delivery of any redemption proceeds or exchange destination (i.e., the Fund/class to be exchanged into); signature(s) of all registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

Telephone Transactions — Direct-at-Fund Accounts

For Class A, Class C, Class Inst and Class Inst3, if you have a Direct-at-Fund Account, you may place orders to buy, sell or exchange shares by telephone through the Transfer Agent. To place orders by telephone, call 800.422.3737. Have your account number and SSN or TIN available when calling.

You can sell Fund shares via telephone and receive redemption proceeds: by electronic funds transfer via ACH, by wire, or by check to the address of record, subject to a maximum of $100,000 of shares per day, per Fund account. You can buy Fund shares via telephone by electronic funds transfer via ACH from your bank account up to a maximum of $100,000 of shares per day, per Fund account, or by wire from your bank account without a maximum. See below for more information regarding wire and electronic fund transfer transactions. Certain restrictions apply, so please call the Transfer Agent at 800.422.3737 for this and other information in advance of any need to transact via telephone.

Telephone orders may not be as secure as written orders. The Fund will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions — Direct-at-Fund Accounts

For Class A, Class C, Class Inst and Class Inst3 shares, if you have a Direct-at-Fund Account, you may be able to place orders to buy, sell, or exchange shares online. Contact the Transfer Agent at 800.345.6611 for more information on certain account trading restrictions and the special sign-up procedures required for online transactions. You can also go to columbiathreadneedleus.com/investor/ to sign up for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you send through the internet. You will be required to accept the terms of an online agreement and to establish an online account and utilize a password in order to access online account services. You can sell a maximum of $100,000 of shares per day, per Fund account through your online account if you qualify for internet orders. Wire transactions are not permitted online.

Wire Transactions — Direct-at-Fund Accounts

If you hold a Direct-at-Fund Account, you may purchase or redeem Class A, Class C, Class Inst and Class Inst3 shares of a Fund by wiring money from (or to) your bank account to (or from) your Fund account. You must set up this feature prior to your request unless you are submitting your request in writing, which may require a Medallion Signature Guarantee. Please contact the Transfer Agent by calling 800.422.3737 to obtain the necessary forms and requirements. The Transfer Agent charges a fee for shares sold by wire. The Transfer Agent may waive the fee for certain accounts. In the case of a redemption, the receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500. When selling Fund shares via a telephone request, the maximum amount that can be redeemed via wire transfer is $100,000 per day, per Fund account. Wire transactions are not permitted online.

Electronic Funds Transfer via ACH — Direct-at-Fund Accounts

If you hold a Direct-at-Fund Account, you may purchase or redeem Class A, Class C, Class Inst and Class Inst3 shares of a Fund by electronically transferring money via ACH from (or to) your bank account to (or from) your Fund account subject to a maximum of $100,000 of shares per day, per Fund account. You must set up this feature prior to your request, unless you are submitting your request in writing, which may require a Medallion Signature Guarantee. Please contact the Transfer Agent by calling 800.422.3737 to obtain the necessary forms and requirements. Your bank may take up to three business days to post an electronic funds transfer to (or from) your Fund account.

Buying Shares

Eligible Investors

Class A Shares

Class A shares are available to the general public for investment.

Class Adv Shares

Class Adv shares are available only to (i) omnibus retirement plans, including self-directed brokerage accounts within omnibus retirement plans that clear through institutional no transaction fee (NTF) platforms, (ii) trust companies or similar institutions, (iii) broker-dealers, banks, trust companies and similar institutions that clear Fund share transactions for their client or customer investment advisory or similar accounts through designated financial intermediaries and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class Adv eligibility apart from selling, servicing or similar agreements, (iv) 501(c)(3) charitable organizations, (v) 529 plans, (vi) health savings accounts, (vii) investors participating in a fee-based advisory program sponsored by a financial intermediary or other entity that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting per formed in place of the Transfer Agent, and (viii) commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Adv shares within such platform.

Class C Shares

Class C shares are available to the general public for investment.

Class Inst Shares

Class Inst shares are available only to the categories of eligible investors described below under Class Inst Shares Minimum Initial Investments. Financial intermediaries that clear Fund share transactions through designated financial intermediaries and their mutual fund trading platforms that were given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Inst shares and omnibus retirement plans are not permitted to establish new Class Inst accounts, subject to certain exceptions described below.

Omnibus retirement plans that opened and, subject to certain exceptions, funded a Class Inst account with the Fund as of the close of business on March 28, 2013 and have continuously held Class Inst shares in such account after such date (each, a grandfathered plan), may generally continue to make additional purchases of Class Inst shares, open new Class Inst accounts and add new participants. In addition, an omnibus retirement plan affiliated with a grandfathered plan may, in the sole discretion of the Distributor, open new Class Inst accounts in a Fund if the affiliated plan opened a Class Inst account on or before March 28, 2013. If an omnibus retirement plan invested in Class Inst shares changes recordkeepers after March 28, 2013, any new accounts established for that plan may not be established in Class Inst shares, but such a plan may establish new accounts in a different share class for which the plan is eligible.

Accounts of financial intermediaries (other than omnibus retirement plans, which are discussed above) that clear Fund share transactions for their client or customer accounts through designated financial intermediaries and their mutual fund trading platforms that received specific written notice from the Transfer Agent of the termination, effective March 29, 2013, of their eligibility for new purchases of Class Inst shares will not be permitted to establish new Class Inst accounts or make additional purchases of Class Inst shares (other than through reinvestment of distributions). Any such account may, at its holder’s option, exchange Class Inst shares of a Fund, without the payment of a sales charge, for Class A shares of the same Fund.

Class Inst2 Shares

Class Inst2 shares are available only to (i) certain registered investment advisers and family offices that clear Fund share transactions for their client or customer accounts through designated financial intermediaries and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class Inst2 eligibility apart from selling, servicing or similar agreements; (ii) omnibus retirement plans; and (iii) institutional investors that are clients of the Columbia Threadneedle Global Institutional Distribution Team that invest in Class Inst2 shares for their own account through platforms approved by the Distributor or an affiliate thereof to offer and/or service Class Inst2 shares within such platform. Prior to November 8, 2012, Class Inst2 shares were closed to new investors and new accounts, subject to certain exceptions. Existing shareholders who do not satisfy the new eligibility requirements for investment in Class Inst2 may not establish new Class Inst2 accounts but may continue to make additional purchases of Class Inst2 shares in accounts opened and funded prior to November 8, 2012; provided, however, that investment advisory programs and similar programs that opened a Class Inst2 account as of May 1, 2010, and continuously hold Class Inst2 shares in such account after such date, may generally not only continue to make additional purchases of Class Inst2 shares but also open new Class Inst2 accounts for such pre-existing programs and add new shareholders in the program.

Class Inst3 Shares

Class Inst3 shares are available to: (i) group retirement plans that maintain plan-level or omnibus accounts with the Fund (through the Transfer Agent); (ii) institutional investors that are clients of the Columbia Threadneedle Global Institutional Distribution Team that invest in Class Inst3 shares for their own account through platforms approved by the Distributor or an affiliate thereof to offer and/or service Class Inst3 shares within such platform; (iii) collective trust funds; (iv) affiliated or unaffiliated mutual funds (e.g., funds operating as funds-of-funds); (v) fee-based platforms of financial intermediaries (or the clearing intermediary that they trade through) that have an agreement with the Distributor or an affiliate thereof that specifically authorizes the financial intermediary to offer and/or service Class Inst3 shares within such platform, provided also that Fund shares are held in an omnibus account; (vi) commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst3 shares within such platform and that Fund shares are held in an omnibus account; and (vii) bank trust departments, subject to an agreement with the Distributor that specifically authorizes offering Class Inst3 shares and provided that Fund shares are held in an omnibus account. In each case above where noted that Fund shares are required to be held in an omnibus account, the Distributor may, in its discretion, determine to waive this requirement.

Additional Eligible Investors

In addition, the Distributor, in its sole discretion, may accept investments in any share class from investors other than those listed in this prospectus, and may also waive certain eligibility requirements for operational and other reasons, including but not limited to any requirement to maintain Fund shares in networked or omnibus accounts.

Minimum Initial Investments

The table below shows the Fund’s minimum initial investment requirements, which may vary by class and type of account.

The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

Minimum Initial Investments

	Minimum Initial Investment(a)		Minimum Initial Investment for Accounts with Systematic Investment Plans

For all classes and account types except those listed below	$2,000		$100

Individual Retirement Accounts for all classes except those listed below	$1,000		$100

Group retirement plans	None		N/A

Class Adv and Class Inst	$0, $1,000 or $2,000	(b)	$100	(b)

Class Inst2	None		N/A

Class Inst3	$0, $1,000, $2,000 or $1 million	(c)	$100	(c)

(a)

If your Class A, Class Adv, Class C, Class Inst or Class Inst3 shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a monthly Systematic Investment Plan. If you do not do so, your account will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance. See Buying, Selling and Exchanging Shares – Transaction Rules and Policies above. There is no minimum initial investment in Class A shares for accounts held in an omnibus account on a mutual fund only platform offered through your financial intermediary.

(b)

The minimum initial investment in Class Adv shares is $2,000 ($1,000 for IRAs; $100 for systematic investment plan accounts) for commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customers, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Adv shares within such platform; for all other eligible Class Adv share investors (see Buying Shares – Eligible Investors – Class Adv Shares above), there is no minimum initial investment. The minimum initial investment amount for Class Inst shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. See – Class Inst Shares Minimum Initial Investments below. The minimum initial investment amount for systematic investment plan accounts is the same as the amount set forth in the first two rows of the table, as applicable.

(c)

There is no minimum initial investment in Class Inst3 shares for: group retirement plans that maintain plan-level or omnibus accounts with the Fund; collective trust funds; affiliated or unaffiliated mutual funds (e.g., funds operating as funds-of-funds); fee-based platforms of financial intermediaries (or the clearing intermediary that they trade through) that have an agreement with the Distributor or an affiliate thereof that specifically authorizes the financial intermediary to offer and/or service Class Inst3 shares within such platform and Fund shares are held in an omnibus account; and bank trust departments, subject to an agreement with the Distributor that specifically authorizes offering Class Inst3 shares and provided that Fund shares are held in an omnibus account. The minimum initial investment in Class Inst3 shares is $2,000 ($1,000 for IRAs; $100 for systematic investment plan accounts) for commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst3 shares within such platform and Fund shares are held in an omnibus account. The minimum initial investment in Class Inst3 shares is $1 million, unless waived in the discretion of the Distributor, for the following investors: institutional investors that are clients of the Columbia Threadneedle Global Institutional Distribution Team that invest in Class Inst3 shares for their own account through platforms approved by the Distributor or an affiliate thereof to offer and/or service Class Inst3 shares within such platform. The Distributor may, in its discretion, waive the $1 million minimum initial investment required for these Class Inst3 investors. In each case above where noted that Fund shares are required to be held in an omnibus account, the Distributor may, in its discretion, determine to waive this requirement.

Additional Information about Minimum Initial Investments

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, or for accounts held in approved discretionary or non-discretionary wrap programs. The Distributor, in its sole discretion, may also waive minimum initial investment requirements for other account types.

Minimum investment and related requirements may be modified at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment.

Class Inst Shares Minimum Initial Investments

There is no minimum initial investment in Class Inst shares for the following categories of eligible investors:

•	Any health savings account sponsored by a third-party platform.

•

Any investor participating in an account sponsored by a financial intermediary or other entity (that provides services to the account) that is paid a fee-based advisory fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting per formed in place of the Transfer Agent.

•	Any commissionable brokerage account, if a financial intermediary has received a written approval from the Distributor to waive the minimum initial investment in Class Inst shares.

•	Any Trustee (or family member) of the Trust.

•	Any employee (or family member) of Columbia Wanger.

The minimum initial investment in Class Inst shares for the following categories of eligible investors is $1,000:

•

Individual retirement accounts (IRAs) on commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst shares within such platform.

•

Any current employee of Columbia Management Investment Advisers LLC, the Distributor or the Transfer Agent and immediate family members of any of the foregoing who share the same address are eligible to invest in Class Inst shares through an individual retirement account (IRA). If you maintain your account with a financial intermediary, you must contact that financial intermediary each time you seek to purchase shares to notify them that you qualify for Class Inst shares. If Class Inst shares are not available at your financial intermediary, you may consider opening a Direct-at-Fund Account. It is your obligation to advise your financial intermediary or (in the case of Direct-at-Fund Accounts) the Transfer Agent that you qualify for Class Inst shares; be prepared to provide proof thereof.

The minimum initial investment in Class Inst shares for the following categories of eligible investors is $2,000:

•

Investors (except investors in individual retirement accounts (IRAs)) who purchase Fund shares through commissionable brokerage platforms where the financial intermediary holds the shares in an omnibus account and, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst shares within such platform.

•

Any current employee of Columbia Management Investment Advisers LLC, the Distributor or the Transfer Agent and immediate family members of any of the foregoing who share the same address are eligible to invest in Class Inst shares (other than individual retirement accounts (IRAs), for which the minimum initial investment is $1,000). If you maintain your account with a financial intermediary, you must contact that financial intermediary each time you seek to purchase shares to notify them that you qualify for Class Inst shares. If Class Inst shares are not available at your financial intermediary, you may consider opening a Direct-at-Fund Account. It is your obligation to advise your financial intermediary or (in the case of Direct-at-Fund Accounts) the Transfer Agent that you qualify for Class Inst shares; be prepared to provide proof thereof.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•	Bank trust departments that assess their clients an asset-based fee.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor (other than the Columbia Acorn Funds).

•	Certain other investors as set forth in more detail in the Fund’s SAI.

Systematic Investment Plan

The Systematic Investment Plan allows you to schedule regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semiannual basis. Contact the Transfer Agent or your financial intermediary to set up the plan. Systematic Investment Plans may not be available for all share classes. With the exception of Columbia Government Money Market Fund, the Systematic Investment Plan is confirmed on your quarterly account statement.

Dividend Diversification

Generally, you may automatically invest Fund distributions into the same class of shares (and in some cases certain other classes of shares) of another Fund without paying any applicable front-end sales charge. Call the Transfer Agent at 800.345.6611 for details. The ability to invest distributions from one Fund to another Fund may not be available to accounts held at all financial intermediaries.

Other Purchase Rules You Should Know

•

Once the Transfer Agent or your financial intermediary receives your purchase order in “good form,” your purchase will be made at the Fund’s next calculated public offering price per share, which is the NAV per share plus any sales charge that applies (i.e., the trade date).

•	Once the Fund receives your purchase request in “good form,” you cannot cancel it after the market closes.

•	You generally buy Class A shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•	You buy Class Adv, Class C, Class Inst, Class Inst2 and Class Inst3 shares at NAV per share because no front-end sales charge applies to purchases of these share classes.

•

The Distributor and the Transfer Agent reserve the right to cancel your order request if the Fund does not receive payment within two business days of receiving your purchase order request. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Financial intermediaries are responsible for sending your purchase orders to the Transfer Agent and ensuring that the Fund receives your money on time.

•	Shares purchased are recorded on the books of the Fund. The Fund does not issue certificates.

Please also read Appendix A to this Section C and contact your financial intermediary for more information regarding any reductions and/or waivers described therein.

Selling Shares

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in “good form,” (i.e., the trade date) minus any applicable CDSC.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan allows you to schedule regular redemptions from your account any business day on a monthly, quarterly or semiannual basis. Currently, Systematic Withdrawal Plans are generally available for Class A, Class Adv, Class C, Class Inst, Class Inst2 and Class Inst3 share accounts. Contact the Transfer Agent or your financial intermediary to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. Note that a Medallion Signature Guarantee may be required if this service is established after your Fund account is opened.

You can choose to receive your withdrawals via check or direct deposit into your bank account. The Fund will deduct any applicable CDSC from the withdrawals before sending redemption proceeds to you. You can cancel the plan by giving the Fund 30 days’ notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually withdraw your entire investment.

Satisfying Fund Redemption Requests

When you sell your Fund shares, the Fund is effectively buying them back from you. This is called a redemption. Except as noted below with respect to newly purchased shares, the Fund typically expects to send you payment for your shares within two business days after your trade date for all methods of payment. The Fund can suspend redemptions and/or delay payment of redemption proceeds for up to seven days. The Fund can also suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the NYSE is closed or trading thereon is restricted or during emergency or other circumstances, including as determined by the SEC.

The Fund typically seeks to satisfy redemption requests from cash or cash equivalents held by the Fund, from the proceeds of orders to purchase Fund shares or from the proceeds of sales of Fund holdings effected in the normal course of managing the Fund. However, the Fund may have to sell Fund holdings, including in down markets, to meet heavier than usual redemption requests. For example, under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Fund’s investments, the Fund may be more likely to be forced to sell Fund holdings to meet redemptions than under normal market circumstances. In these situations, the Fund’s portfolio managers may have to sell Fund holdings that would not otherwise be sold because, among other reasons, the current price to be received is less than the value of the holdings perceived by the Fund’s portfolio managers. The Fund may also, under certain circumstances (but more likely under stressed or abnormal market conditions or circumstances), borrow money under a credit facility to which the Fund and certain other Columbia Funds are parties or from other Columbia Funds under an inter fund lending program (except for closed-end funds and money market funds, which are not eligible to borrow under the program). The Fund and the other Columbia Funds are limited as to the amount that each may individually and collectively borrow under the credit facility and the inter fund lending program. As a result, borrowings available to the Fund under the credit facility and the inter fund lending program might be insufficient, alone or in combination with the other strategies described herein, to satisfy Fund redemption requests. Please see About Fund Investments – Borrowings – Inter fund Lending in the Fund’s SAI for more information about the credit facility and inter fund lending program. The Fund is also limited in the total amount it may borrow. The Fund may only borrow to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any exemptive relief available to the Fund, which currently limit Fund borrowings to 33 1/3% of total assets (including any amounts borrowed) less liabilities (other than borrowings), plus an additional 5% of its total assets for temporary purposes (to be repaid within 60 days without extension or renewal), in each case determined at the time the borrowing is made.

In addition, the Fund reserves the right to honor redemption orders in whole or in part with in-kind distributions of Fund portfolio securities instead of cash. Such in-kind distributions typically represent a pro-rata portion of Fund portfolio assets subject to adjustments (e.g., for non-transferable securities, round lots, and derivatives). In the event the Fund distributes portfolio securities in kind, you may incur brokerage and other transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value after they are distributed but before you convert them into cash. For U.S. federal income tax purposes, redemptions paid in securities are generally treated the same as redemptions paid in cash. If, during any 90-day period, you redeem shares in an amount greater than $250,000 or 1% of the Fund’s net assets (whichever is less), and if Columbia Wanger determines it to be feasible and appropriate, the Fund may pay the redemption amount above such threshold by an in-kind distribution of Fund portfolio securities.

While the Fund is not required (and may refuse in its discretion) to pay a redemption with an in-kind distribution of Fund portfolio securities and reserves the right to pay the redemption proceeds in cash, if you wish to request an in-kind redemption, please call the Transfer Agent at 800.345.6611. As a result of the operational steps needed to coordinate with the redeeming shareholder’s custodian, in-kind redemptions typically take several weeks to complete after a redemption request is received. The Fund and the redeeming shareholder will typically agree upon a redemption date. Since the Fund’s NAV may fluctuate during this time, the Fund’s NAV may be lower on the agreed- upon redemption date than on an earlier date on which the investment could have been redeemed for cash.

Redemption of Newly Purchased Shares

You may not redeem shares for which the Fund has not yet received payment. Shares purchased by check or electronically by ACH when the purchase payment is not guaranteed will be considered in “good form” for redemption only after they have been held in your account for 6 calendar days after the trade date of the purchase (Collected Shares). If you request a redemption for an amount that, based on the NAV next calculated after your redemption request is received, includes any shares that are not yet Collected Shares, the Fund will only process the redemption up to the amount of the value of Collected Shares available in your account. You must submit a new redemption request if you wish to redeem those shares that were not yet Collected Shares at the time the original redemption request was received by the Fund.

Other Redemption Rules You Should Know

•

Once the Transfer Agent or your financial intermediary receives your redemption order in “good form,” your shares will be sold at the Fund’s next calculated NAV per share (i.e., the trade date). Any applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•	Once the Fund receives your redemption request in “good form,” you cannot cancel it after the market closes.

•

If you sell your shares that are held in a Direct-at-Fund Account, we will normally send the redemption proceeds by mail or electronically transfer them to your bank account the next business day after the trade date. Note that your bank may take up to three business days to post an electronic funds transfer from your account.

•	If you sell your shares through a financial intermediary, the Funds will normally send the redemption proceeds to your financial intermediary within two business days after the trade date.

•	No interest will be paid on uncashed redemption checks.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•

For broker-dealer and wrap fee accounts: The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement. The Fund will notify your broker-dealer prior to redeeming shares, and will provide details on how to avoid such redemption.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

Exchanging Shares

You can generally sell shares of your Fund to buy shares of another Fund (subject to eligibility requirements), in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. Although the Funds allow certain exchanges from one share class to another share class with higher expenses, you should consider the expenses of each class before making such an exchange. Please see Same-Fund Exchange Privilege below for more information.

You will be subject to a sales charge if, in a Direct-at-Fund Account, you exchange shares that have not previously paid a sales charge, into a Columbia Fund that does assess a sales charge. If you hold your Fund shares through certain financial intermediaries, you may have limited exchangeability among the Funds. Please contact your financial intermediary for more information.

Systematic Exchanges

You may buy Class A, Class C, Class Inst and Class Inst3 shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e., tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your financial intermediary to set up the plan.

Exchanges will continue as long as your balance in the Fund you are exchanging shares from is sufficient to complete the systematic monthly exchange, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Transfer Agent at 800.345.6611.

Other Exchange Rules You Should Know

•	Exchanges are made at the NAV next calculated (plus any applicable sales charge) after your exchange order is received in “good form” (i.e., the trade date).

•	Once the Fund receives your exchange request in “good form,” you cannot cancel it after the market closes.

•

The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

•

If you exchange shares from Class A shares of Columbia Government Money Market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of Columbia Government Money Market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of Columbia Government Money Market Fund or Class A shares of any other Fund.

•

A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time you purchased such shares. If you invest through a Direct-at-Fund Account in any Columbia Fund that does not impose a front-end sales charge and then you exchange into a Fund that does assess a sales charge, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of the Columbia Funds.

•

If you purchased Class A shares of a Columbia Fund that imposes a front-end sales charge (and you paid any applicable sales charge) and you then exchange those shares into a Columbia Fund that does not impose a front-end sales charge, you may exchange that amount to Class A of another Fund in the future, including dividends earned on that amount, without paying a sales charge.

•

If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. Any applicable CDSC charged will be the CDSC of the original Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your financial intermediary for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

•	Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

•

Class Inst shares of a Fund may be exchanged for Class A or Class Inst shares of another Fund. In certain circumstances, the front-end sales charge applicable to Class A shares may be waived on exchanges of Class Inst shares for Class A shares. See Buying, Selling and Exchanging Shares – Buying Shares – Eligible Investors – Class Inst Shares for details.

Same-Fund Exchange Privilege

Shareholders may be eligible to invest in other classes of shares of the same Fund, and may exchange their current shares for another share class if deemed eligible and offered by the Fund. Such same-Fund exchanges could include an exchange of one class for another with higher expenses. Before making such an exchange, you should consider the expenses of each class. Shareholders should contact their financial intermediaries to learn more about the details of the same-Fund exchange privilege. Exchanges out of Class A and Class C shares will be subject to any applicable CDSC. Financial intermediaries that have a customized arrangement with regard to CDSCs are detailed in Appendix A to this Section C.

Exchanges out of Class C shares to another share class of the same Fund are not permissible on Direct-at-Fund Accounts. Exchanges out of Class C shares to another share class of the same Fund within commissionable brokerage accounts are permitted only (1) by shareholders moving from a commissionable brokerage account to a fee-based advisory program or (2) when the exchange is part of a share class conversion (or a similar multiple shareholder transaction event) instituted by a financial intermediary and such conversion or similar type event is preapproved by the Distributor.

Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon a same-Fund exchange. You should consult your tax advisor about your particular exchanges.

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is generally unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than its adjusted cost basis, and will generally realize a capital loss if it sells that investment for a lower price than its adjusted cost basis. Capital gains and losses are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term) or more than one year (long-term).

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains. Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money (or be exposed to additional losses, if the fund earns a negative return). Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Acquiring Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Acquiring Fund generally intends to distribute any net realized capital gain (whether long-term or short- term gain) at least once a year. Normally, the Acquiring Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule
Declarations	Semiannually
Distributions	Semiannually

The Fund may declare or pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the NAV per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the financial intermediary through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund (through the Transfer Agent), distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest check the Fund’s distribution schedule, which is available at the Funds’ website and/or by calling the Funds’ telephone number listed at the beginning of the section entitled Choosing a Share Class.

Taxes

You should be aware of the following considerations applicable to the Fund:

•

The Fund intends to qualify and to be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify for treatment as a regulated investment company would result in Fund-level taxation, and consequently, a reduction in income available for distribution to you and in the NAV of your shares. Even if the Fund qualifies for treatment as a regulated investment company, the Fund may be subject to federal excise tax on certain undistributed income or gains.

•

Otherwise taxable distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares. Dividends paid in January are deemed paid on December 31 of the prior year if the dividend was declared and payable to shareholders of record in October, November, or December of such prior year.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long- term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•

From time to time, a distribution from the Fund could constitute a return of capital. A return of capital is a return of an amount of your original investment and is not a distribution of income or capital gain from the Fund. Therefore, a return of capital is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

•

If you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates instead of the higher ordinary income rates. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends.

•

Certain high-income individuals (as well as estates and trusts) are subject to a 3.8% tax on net investment income. For individuals, the 3.8% tax applies to the lesser of (1) the amount (if any) by which the taxpayer’s modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Fund, and net gains recognized on the sale, redemption or exchange of shares of the Fund.

•

Certain derivative instruments when held in the Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, or convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

•

Generally, a Fund realizes a capital gain or loss on an option when the option expires, or when it is exercised, sold or otherwise terminated. However, if an option is a “section 1256 contract,” which includes most traded options on a broad-based index, and the Fund holds such option at the end of its taxable year, the Fund is deemed to sell such option at fair market value at such time and recognize any gain or loss thereon, which is generally deemed to be 60% long-term and 40% short-term capital gain or loss, as described further in the Fund’s SAI.

•

Income and proceeds received by the Fund from sources within foreign countries may be subject to foreign taxes. If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim a foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.

•

A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and your adjusted tax basis in the shares, which is generally the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.

•

For sales, redemptions and exchanges of shares that were acquired in a non-qualified account after 2011, the Fund generally is required to report to shareholders and the IRS cost basis information with respect to those shares. The Fund uses average cost basis as its default method of calculating cost basis. For more information regarding average cost basis reporting, other available cost basis methods, and selecting or changing to a different cost basis method, please see the Fund’s SAI, columbiathreadneedleus.com, or contact the Fund at 800.345.6611. If you hold Fund shares through a financial intermediary (e.g., a brokerage firm), you should contact your financial intermediary to learn about its cost basis reporting default method and the reporting elections available to your account.

•

The Fund is required by federal law to withhold tax on any taxable or tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you have not provided a correct TIN or have not certified to the Fund that withholding does not apply, the IRS has notified us that the TIN listed on your account is incorrect according to its records, or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentals
Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the Fund’s SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

APPENDIX A TO SECTION C

As noted in the Choosing a Share Class section above, the sales charge reductions and waivers available to investors who purchase and hold their Fund shares through different financial intermediaries may vary. This Appendix A describes financial intermediary-specific reductions and/or waiver policies applicable to Fund shares purchased and held through the particular financial intermediary. A reduction and/or waiver that is specific to a particular financial intermediary is not available to Direct-at-Fund Accounts or through another financial intermediary. These reductions and/or waivers may apply to purchases, sales, and exchanges of Fund shares. A shareholder transacting in Fund shares through a financial intermediary identified below should carefully read the terms and conditions of the reductions and/or waivers. Please consult your financial intermediary with respect to any sales charge reduction/waiver described below.

The financial intermediary-specific information below may be provided by, or compiled from or based on information provided by, the financial intermediaries noted. While the Funds, Columbia Wanger and the Distributor do not establish these financial intermediary-specific policies, our representatives are available to answer questions about these financial intermediary-specific policies and can direct you to the financial intermediary if you need help understanding them.

Ameriprise Financial Services, Inc. (Ameriprise Financial Services)

The following information has been provided by Ameriprise Financial Services:

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial Services:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial Services:

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial Services platform or account will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or SAI:

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer- sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial Ser vices investment advisory program (if an advisory or similar share class for such investment advisory program is not available).

•

Shares purchased by third-party investment advisers on behalf of their advisory clients through Ameriprise Financial Services’ platform (if an advisory or similar share class for such investment advisory program is not available).

•	Shares purchased through reinvestment of dividends and capital gain distributions when purchasing shares of the same Fund (but not any other fund within the Columbia Funds).

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial Services or its affiliates and their immediate family members.

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant

(mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•

Shares purchased from the proceeds of redemptions within the Columbia Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., rights of reinstatement).

Edward D. Jones & Co., L.P. (Edward Jones)

The following information has been provided by Edward Jones:

Effective on or after April 17, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the mutual fund prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Columbia Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints

Rights of Accumulation (ROA)

•

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Columbia Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible Columbia Fund assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

•	ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

•

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible Columbia Fund assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

•

Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

•	Shares purchased in an Edward Jones fee-based program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

•

Shares purchased from the proceeds of redeemed shares of Columbia Funds so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a nonretirement account.

•

Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge (CDSC) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	The death or disability of the shareholder

•	Systematic withdrawals with up to 10% per year of the account value

•	Return of excess contributions from an Individual Retirement Account (IRA)

•

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

•	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones

•	Shares exchanged in an Edward Jones fee-based program

•	Shares acquired through NAV reinstatement

Other Important Information

Minimum Purchase Amounts

•	$250 initial purchase minimum

•	$50 subsequent purchase minimum

Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

•	A fee-based account held on an Edward Jones platform

•	A 529 account held on an Edward Jones platform

•	An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes

•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

Merrill Lynch Pierce, Fenner & Smith Incorporated (Merrill Lynch)

The following information has been provided by Merrill Lynch:

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or SAI:

Front-End Load Discounts Available at Merrill Lynch:

•	Merrill Lynch makes available breakpoint discounts on shares of the Fund through:

•	Breakpoints as described in this prospectus.

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of Columbia Fund assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible Columbia Fund assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases of Columbia Funds, through Merrill Lynch, over a 13-month period of time (if applicable).

Front-End Sales Load Waivers on Class A Shares Available at Merrill Lynch:

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

•

Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Columbia Fund)

•	Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to Sales load discounts and waivers

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

•

Eligible shares purchased from the proceeds of redemptions from another Columbia Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Class A and C Shares Available at Merrill Lynch:

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and Class C shares only)

•

Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Morgan Stanley Smith Barney, LLC (Morgan Stanley Wealth Management)

The following information has been provided by Morgan Stanley Wealth Management:

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund’s prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management:

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged for Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program

•

Shares purchased from the proceeds of redemptions from another Columbia Fund, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (Raymond James)

The following information has been provided by Raymond James:

Intermediary-Defined Sales Charge Waiver Policies:

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (CDSC) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Raymond James:

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers(front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares Available at Raymond James:

•	Shares purchased in an investment advisory program.

•	Shares purchased within the Columbia Funds through a systematic reinvestment of capital gains and dividend distributions.

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the Columbia Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and Class C Shares Available at Raymond James:

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.

•	Return of excess contributions from an IRA Account.

•

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation and/or Letters of Intent:

•	Breakpoints as described in this prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Columbia Fund assets held by accounts within the purchaser’s household at Raymond James. Eligible Columbia Fund assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•

Letters of intent which allow for breakpoint discounts based on anticipated purchases within the Columbia Funds, over a 13-month time period. Eligible Columbia Fund assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Janney Montgomery Scott LLC (Janney)

The following information has been provided by Janney:

Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other Columbia Fund).

•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

•

Shares purchased from the proceeds of redemptions from another Columbia Fund, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Shares acquired through a right of reinstatement.

•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.

•	Shares purchased in connection with a return of excess contributions from an IRA account.

•

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

•	Shares acquired through a right of reinstatement.

•	Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the Fund’s prospectus.

•

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of Columbia Fund assets held by accounts within the purchaser’s household at Janney. Eligible Columbia Fund assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•

Letters of intent which allow for breakpoint discounts based on anticipated purchases within the Columbia Funds, over a 13-month time period. Eligible Columbia Fund assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

EXHIBIT A — OWNERSHIP OF FUND SHARES AND FINANCIAL HIGHLIGHTS

This section contains the following information about the Acquiring Fund and the Target Fund (all information is shown for the most recently ended fiscal year unless otherwise noted):

Table	Content
A-1	Current and pro forma ownership of shares of the Target Fund and Acquiring Fund
A-2	Financial highlights of the Acquiring Fund

Table A-1. Ownership of Target Fund and Acquiring Fund Shares

The following table provides information on each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund as of March 20, 2020 because it owns, directly or indirectly, of record more than 25% of the outstanding shares of the Fund, by virtue of its fiduciary roles with respect to its clients or otherwise. A control person may be able to facilitate shareholder approval of a proposal it favors and to impede shareholder approval of a proposal it opposes. In this regard, if a control person owns a sufficient number of a Fund’s outstanding shares, then, for certain shareholder proposals, such control person may be able to approve, or to prevent approval, of such proposals without regard to votes by other Fund shareholders.

Fund	Shareholder Account Registration	Percent of shares held	Percent of shares held following the Reorganization
Columbia Select International Equity Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	33.46%	30.69%

Columbia Acorn International Select Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	27.46%	10.39%

The following table provides information on shareholders who owned of record or, to the knowledge of the Fund, beneficially, more than 5% of any class of a Fund’s outstanding shares as of March 20, 2020. As of March 20, 2020, the officers and directors/trustees of each Fund, as a group, owned less than 1% of the outstanding shares of each class of such Fund.

Current Ownership of Fund Shares

Fund	5% Owners	Share Class	Percent of shares held	Percent of shares held following the Reorganization
Columbia Select International Equity Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	41.68%	34.26%
		Class C	10.06%	4.45%
		Class Inst	17.12%	8.20%

Fund	5% Owners	Share Class	Percent of shares held	Percent of shares held following the Reorganization
	ASCENSUS TRUST COMPANY FBO PO BOX 10758 FARGO ND 58106-0758	Class R	39.33%	0.59% (Class A)
		Class C	5.36%	2.37%

	BNY MELLON CUST FBO EVERSOURCE NON UNION MEDICAL TRUST 107 SELDEN ST BERLIN CT 06037-1616	Class Inst3	91.13%	20.23%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTENTION MUTUAL FUND 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst2	23.27%	0.40%
		Class Inst	8.67%	4.15%
		Class Adv	13.27%	2.52%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class Inst3	5.81%	1.29%

	MATRIX TRUST COMPANY CUST. FBO 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R	6.60%	0.10% (Class A)

	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class A	8.46%	6.95%
		Class Inst	10.37%	4.97%

	MG TRUST CO CUST FBO 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R	24.20%	0.36% (Class A)

	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A	5.64%	4.63%
		Class Adv	22.80%	4.33%
		Class Inst2	24.81%	0.43%

Fund	5% Owners	Share Class	Percent of shares held	Percent of shares held following the Reorganization
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	59.78%	11.35%
		Class Inst2	14.47%	0.25%

	RAPHAEL MD FBO RPLMD ENTERPRISES INC 401(K) PROFIT SHARING PLAN & TRUST 3300 CASCADE RD SW ATLANTA GA 30311-3636	Class R	8.02%	0.12% (Class A)

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	35.18%	0.61%

Columbia Acorn International Select Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	46.22%	8.22%
		Class C	41.48%	22.52%
		Class Inst	24.27%	12.61%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	Class A	11.85%	2.11%
		Class C	6.86%	3.73%
		Class Inst	5.91%	3.07%
		Class Inst2	94.63%	92.74%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class Inst3	69.03%	53.69%

	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Adv	5.55%	4.50%
		Class C	6.20%	3.36%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class Inst	4.74%	2.47%

Fund	5% Owners	Share Class	Percent of shares held	Percent of shares held following the Reorganization
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A	6.23%	1.11%
		Class Adv	53.79%	43.58%
		Class Inst	6.70%	3.48%
		Class Inst3	19.68%	15.31%

	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class A	4.95%	0.88%
		Class Adv	36.76%	29.78%
		Class C	11.82%	6.42%

	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class Inst	7.10%	3.69%

	RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT PO BOX 28004 ATLANTA GA 30358-0004	Class Inst3	8.28%	6.44%

	UBS WM USA SPEC CDY A/C EXCL BEN CUST 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	7.92%	4.30%

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	8.17%	4.43%

Table A-2. Financial Highlights

The financial highlights tables below are designed to help you understand how the Acquiring Fund has performed for the past five full fiscal years. Certain information reflects financial results for a single Acquiring Fund share. The total return line indicates how much an investment in the Acquiring Fund would have earned each period assuming any dividends and distributions had been reinvested. Total returns do not reflect payment of sales charges, if any.

The information shown below for the Acquiring Fund has been audited by PricewaterhouseCoopers LLP (“PwC”), 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402. The auditor is an independent registered public accounting firm, whose reports, along with the Acquiring Fund’s financial statements, are included in the Acquiring Fund’s annual report to shareholders. The independent registered public accounting firms’ reports and the Acquiring Fund’s financial statements are also incorporated by reference into the Reorganization SAI. Per-share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total return line indicates how much an investment of the Acquiring Fund would have earned or lost each period assuming all dividends and distributions had been reinvested. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods less than one year.

Table A-3. Financial Highlights of the Acquiring Fund

The following tables are intended to help you understand the Funds’ financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, a Fund’s portfolio turnover rate may be higher.

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Tax return of capital	Total distributions to shareholders
Class A
Year Ended 12/31/2019	$23.44	0.09	7.67	7.76	(0.28)	(2.34)	—	(2.62)
Year Ended 12/31/2018	$28.89	0.06	(3.66)	(3.60)	—	(1.85)	—	(1.85)
Year Ended 12/31/2017	$21.36	0.02	7.52	7.54	(0.01)	—	—	(0.01)
Year Ended 12/31/2016	$21.33	0.10	0.09 (e)	0.19	(0.14)	—	(0.02)	(0.16)
Year Ended 12/31/2015	$22.04	0.17	(0.45)	(0.28)	(0.42)	—	(0.01)	(0.43)

Advisor Class
Year Ended 12/31/2019	$24.00	0.18	7.84	8.02	(0.42)	(2.34)	—	(2.76)
Year Ended 12/31/2018	$29.46	0.09	(3.70)	(3.61)	—	(1.85)	—	(1.85)
Year Ended 12/31/2017	$21.77	0.08	7.68	7.76	(0.07)	—	—	(0.07)
Year Ended 12/31/2016	$21.74	0.17	0.08 (e)	0.25	(0.20)	—	(0.02)	(0.22)
Year Ended 12/31/2015	$22.45	0.22	(0.44)	(0.22)	(0.48)	—	(0.01)	(0.49)

Class C
Year Ended 12/31/2019	$21.48	(0.10)	6.99	6.89	(0.03)	(2.34)	—	(2.37)
Year Ended 12/31/2018	$26.85	(0.12)	(3.40)	(3.52)	—	(1.85)	—	(1.85)
Year Ended 12/31/2017	$19.99	(0.15)	7.01	6.86	—	—	—	—
Year Ended 12/31/2016	$19.96	(0.06)	0.09 (e)	0.03	—	—	—	—
Year Ended 12/31/2015	$20.54	(0.01)	(0.41)	(0.42)	(0.15)	—	(0.01)	(0.16)

Institutional Class
Year Ended 12/31/2019	$23.81	0.17	7.78	7.95	(0.42)	(2.34)	—	(2.76)
Year Ended 12/31/2018	$29.25	0.14	(3.73)	(3.59)	—	(1.85)	—	(1.85)
Year Ended 12/31/2017	$21.61	0.09	7.62	7.71	(0.07)	—	—	(0.07)
Year Ended 12/31/2016	$21.58	0.16	0.09 (e)	0.25	(0.20)	—	(0.02)	(0.22)
Year Ended 12/31/2015	$22.30	0.24	(0.46)	(0.22)	(0.49)	—	(0.01)	(0.50)

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Tax return of capital	Total distributions to shareholders
Institutional 2 Class
Year Ended 12/31/2019	$24.01	0.18	7.86	8.04	(0.47)	(2.34)	—	(2.81)
Year Ended 12/31/2018	$29.44	0.11	(3.69)	(3.58)	—	(1.85)	—	(1.85)
Year Ended 12/31/2017	$21.76	0.11	7.66	7.77	(0.09)	—	—	(0.09)
Year Ended 12/31/2016	$21.72	0.16	0.11 (e)	0.27	(0.21)	—	(0.02)	(0.23)
Year Ended 12/31/2015	$22.43	0.22	(0.42)	(0.20)	(0.50)	—	(0.01)	(0.51)

	Proceeds from regulatory settlements		Net asset value, end of period	Total return		Total gross expense ratio to average net assets(a)		Total net expense ratio to average net assets(a)		Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 12/31/2019	—		$28.58	33.37	%(b)	1.54	%(c)	1.35	%(c),(d)	0.34%	46%	$37,461
Year Ended 12/31/2018	—		$23.44	(12.46	%)(b)	1.54%		1.40	%(d)	0.20%	48%	$26,073
Year Ended 12/31/2017	—		$28.89	35.30	%(b)	1.54%		1.40	%(d)	0.07%	49%	$26,336
Year Ended 12/31/2016	—		$21.36	0.90	%(b)	1.55	%(f)	1.48	%(f)	0.49%	49%	$20,165
Year Ended 12/31/2015	0.00	(g)	$21.33	(1.30	%)(h)	1.55%		1.55%		0.74%	59%	$33,772

Advisor Class
Year Ended 12/31/2019	—		$29.26	33.73	%(b)	1.29	%(c)	1.10	%(c),(d)	0.63%	46%	$2,030
Year Ended 12/31/2018	—		$24.00	(12.26	%)(b)	1.29%		1.15	%(d)	0.31%	48%	$1,201
Year Ended 12/31/2017	—		$29.46	35.67	%(b)	1.29%		1.15	%(d)	0.30%	49%	$1,820
Year Ended 12/31/2016	—		$21.77	1.15	%(b)	1.29	%(f)	1.21	%(f)	0.77%	49%	$1,106
Year Ended 12/31/2015	0.00	(g)	$21.74	(1.00	%)(h)	1.27%		1.27%		0.97%	59%	$898

Class C
Year Ended 12/31/2019	—		$26.00	32.31	%(b)	2.29	%(c)	2.10	%(c),(d)	(0.42%)	46%	$2,493
Year Ended 12/31/2018	—		$21.48	(13.11	%)(b)	2.28%		2.15	%(d)	(0.43%)	48%	$2,752
Year Ended 12/31/2017	—		$26.85	34.32	%(b)	2.29%		2.15	%(d)	(0.64%)	49%	$5,027
Year Ended 12/31/2016	—		$19.99	0.15	%(b)	2.31	%(f)	2.23	%(f)	(0.29%)	49%	$4,346
Year Ended 12/31/2015	0.00	(g)	$19.96	(2.05	%)(h)	2.32%		2.32%		(0.06%)	59%	$5,390

Institutional Class
Year Ended 12/31/2019	—		$29.00	33.71	%(b)	1.29	%(c)	1.10	%(c),(d)	0.59%	46%	$88,922
Year Ended 12/31/2018	—		$23.81	(12.28	%)(b)	1.28%		1.15	%(d)	0.47%	48%	$69,413
Year Ended 12/31/2017	—		$29.25	35.70	%(b)	1.29%		1.15	%(d)	0.36%	49%	$89,266
Year Ended 12/31/2016	—		$21.61	1.18	%(b)	1.26	%(f)	1.19	%(f)	0.74%	49%	$73,631
Year Ended 12/31/2015	0.00	(g)	$21.58	(1.03	%)(h)	1.24%		1.24%		1.05%	59%	$96,311

Institutional 2 Class
Year Ended 12/31/2019	—		$29.24	33.82	%(b)	1.22	%(c)	1.00	%(c)	0.65%	46%	$3,392
Year Ended 12/31/2018	—		$24.01	(12.16	%)(b)	1.21%		1.06%		0.36%	48%	$1,200
Year Ended 12/31/2017	—		$29.44	35.72	%(b)	1.22%		1.08%		0.41%	49%	$614
Year Ended 12/31/2016	—		$21.76	1.25	%(b)	1.23	%(f)	1.19	%(f)	0.76%	49%	$440
Year Ended 12/31/2015	0.00	(g)	$21.72	(0.94	%)(h)	1.21%		1.21%		0.96%	59%	$2,268

	Net asset value, beginning of period		Net investment income (loss)	Net realized and unrealized gain (loss)		Total from investment operations		Distributions from net investment income		Distributions from net realized gains	Tax return of capital	Total distributions to shareholders
Institutional 3 Class
Year Ended 12/31/2019	$24.00		0.20	7.86		8.06		(0.50)		(2.34)	—	(2.84)
Year Ended 12/31/2018	$29.42		0.17	(3.74)		(3.57)		—		(1.85)	—	(1.85)
Year Ended 12/31/2017	$21.74		(0.07)	7.86		7.79		(0.11)		—	—	(0.11)
Year Ended 12/31/2016	$21.71		0.16	0.12	(e)	0.28		(0.23)		—	(0.02)	(0.25)
Year Ended 12/31/2015	$22.42		0.28	(0.47)		(0.19)		(0.51)		—	(0.01)	(0.52)

	Proceeds from regulatory settlements		Net asset value, end of period	Total return		Total gross expense ratio to average net assets(a)		Total net expense ratio to average net assets(a)		Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 12/31/2019	—		$29.22	33.90	%(b)	1.16	%(c)	0.96	%(c)	0.72%	46%	$13,861
Year Ended 12/31/2018	—		$24.00	(12.14	%)(b)	1.14%		1.02%		0.58%	48%	$8,627
Year Ended 12/31/2017	—		$29.42	35.81	%(b)	1.17%		1.03%		(0.24)%	49%	$7,732
Year Ended 12/31/2016	—		$21.74	1.29	%(b)	1.12	%(f)	1.04	%(f)	0.74%	49%	$322
Year Ended 12/31/2015	0.00	(g)	$21.71	(0.8	%)(h)	1.14%		1.14%		1.21%	59%	$660

Notes to Financial Highlights

(a)

In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)

Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statements of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(f)

Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class
12/31/2016	0.06%	0.06%	0.06%	0.06%	0.04%	0.09%

(g)	Rounds to zero.
(h)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

EXHIBIT B — COMPARISON OF ORGANIZATIONAL DOCUMENTS

This chart highlights the similarities and differences between the terms of the Declarations of Trust and By-Laws of the Acquiring Fund and Target Fund.

Group A:	Columbia Acorn Trust: Columbia Acorn International Select (Acquiring Fund)

Group B:	Columbia Funds Series Trust: Columbia Select International Equity Fund (Target Fund)

Policy	Group A	Group B
Shareholder Liability	The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Agreement and Declaration of Trust contains express disclaimers of shareholder liability for acts, obligations or affairs of the trust. The Declaration of trust also provides for indemnification and reimbursement of expenses out of the assets of a series for any shareholder held personally liable for obligations of such series. Therefore, the possibility that a shareholder could be held liable would be limited to a situation in which the assets of the applicable series had been exhausted.

Shareholders of the trust are protected from liability under Delaware statutory law, which provides that shareholders of a Delaware statutory trust have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the state of Delaware.

In addition, any shareholder or former shareholder exposed to liability by reason of a claim or demand relating solely to his or her being or having been a shareholder of the trust, and not because of his acts or omissions, the shareholder or former shareholder (or his or her heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) will be entitled to be held harmless from and indemnified out of the assets of the trust against all loss and expense arising from such claim or demand.

Shareholder Voting Rights

Shareholders have power to vote (i) for the election of Trustees, (ii) with respect to any investment advisory contract (iii) with respect to termination of the Trust, (iv) with respect to an amendment of the Agreement and Declaration of Trust, and (v) with respect to such additional matters relating to the trust as may be required by law, the Agreement and Declaration of Trust, the By-Laws or any registration of the Trust with the Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable.

Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. On any matter submitted to a vote of shareholders, all shares of the trust then entitled to vote

Shareholders have only the powers to vote on matters as the Trustees may consider desirable and so authorize, and those voting powers expressly granted under the 1940 Act or under the law of Delaware applicable to statutory trusts.

Shares may be voted in person or by proxy or in any manner authorized by the Trustees. On any matter that requires shareholder approval under the 1940 Act, whether shareholders are required to vote by series or class is determined by reference to the 1940 Act. On all other matters, all shares are voted in the aggregate and not by series or class unless the Trustees determine otherwise.

Each whole share is entitled to one vote as to any matter on which it is entitled to vote,

Policy	Group A	Group B

are voted in the aggregate as a single class without regard to series or class except: (1) when required by the 1940 Act or when the Trustees have determined that the matter affects one or more series or classes materially differently, shares are voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes are entitled to vote thereon.

There is no cumulative voting in the election of Trustees.

and each fractional share is entitle to a proportionate fractional vote. There is no cumulative voting in the election of Trustees.

Shareholder Meetings

Meetings of shareholders of the trust or of any series or class may be called by the Trustees or such other person or persons as may be specified in the Bylaws and held from time to time for the purpose of taking action upon any matter requiring the vote or the authority of the shareholders of the trust or any series or class as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable. Meetings of shareholders of the trust or of any series or class shall be called by the Trustees or such other person or persons as may be specified in the Bylaws upon written application. The shareholders shall be entitled to at least seven days’ written notice of any meeting of the shareholders.

The trust is not required to hold annual meetings of shareholders. A special meeting of the shareholders of the trust or of any one or more series or classes of shares may be called at any time by the Trustees, by the chairman, or the president.

If the Trustees, the chairman and the president fail to call any meeting of shareholders for a period of 30 days after written application of one or more shareholders who hold at least 10% of all outstanding shares of the Trust, if shareholders of all series are required under the Agreement and Declaration of Trust to vote in the aggregate and not by individual series at such meeting, or 10% of the outstanding shares of any series or

The trust is not required to hold annual meetings of shareholders.

Shareholders have the right to call special meetings and vote to remove Trustees but only if and to the extent the SEC staff takes the position by rule, interpretive letter or public release that Section 16(c) of the 1940 Act gives them such right. Otherwise, only the Trustees, the chairman of the Trustees or the president of the trust may call shareholder meetings.

Policy	Group A	Group B

class, if shareholders of such series or class are entitled under Agreement and Declaration of Trust to vote by individual series or class at such meeting, then such shareholders may call such meeting.

If the meeting is a meeting of the shareholders of one or more series or classes of shares, but not a meeting of all shareholders of the trust, then only the shareholders of such one or more series or classes shall be entitled to notice of and to vote at the meeting.

Shareholder Quorum

The presence in person or by proxy of 30% of the votes entitled to be cast at a meeting constitutes a quorum.

When any one or more series or classes votes as a single class separate from any other shares which are to vote on the same matters as a separate class or classes, 30% of the votes entitled to be cast by each such class entitled to vote constitutes a quorum at a shareholders’ meeting of that class.

A meeting may be adjourned by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

Except when a larger quorum is required by applicable law, thirty-three and one-third percent (33 1/3%) of the shares entitled to vote constitutes a quorum at a shareholders’ meeting. When any one or more series or classes of the trust is to vote as a single class separate from any other shares, thirty-three and one-third percent (33 1/3%) of the shares of each such series or classes entitled to vote constitutes a quorum at a shareholder’s meeting of that series.

A meeting may be adjourned, whether or not a quorum is present, by the vote of a majority of the shares represented at the meeting, either in person or by proxy. If a meeting is adjourned, notice does not need to be given of the adjourned meeting date unless a new record date for the adjourned meeting is set or unless the adjourned meeting is to take place more than sixty (60) days from the date set for the original meeting, in which case the Board of Trustees would be required to set a new record date.

Shareholder Consent	Any action taken by shareholders may be taken without a meeting if a majority of shareholders entitled to vote on the matter (or such larger proportion thereof as is required by any express provision of the Agreement and Declaration of Trust or the By-Laws) consent to the action in writing and such written consents are filed with the records of the meetings of shareholders. Such consent is treated for all purposes as a vote taken at a meeting of shareholders.	Any action taken by shareholders may be taken without a meeting of shareholders holding a majority of the shares entitled to vote on the matter and holding a majority of the shares of any series or class entitled to vote separately on the matter consent to the action in writing and such written consents are filed with the records of the meetings of shareholders. Such consent is treated for all purposes as a vote taken at a meeting of shareholders.

Policy	Group A	Group B
Notice to Shareholders of Record Date

Written notice of any meeting of shareholders, stating the place, date and hour and the purposes of the meeting must be given by the Trustees at least 7 days before the meeting.

The Trustees may set a record date for the purpose of determining the shareholders entitled to notice of and the right to vote at a shareholder meeting or to receive the payment of any dividend or making of any other distribution to shareholders. The record date cannot be more than 90 days before the date of the meeting or the date for the payment of such dividend or distribution. Instead of fixing a record date, the board of trustees may for any of such purposes close the transfer books for any or all of, but not for more than such 90 day period.

Notice of any meeting of shareholders must be given by the Trustees, chairman of the Trustees or president not less than 7 days nor more than 120 days before the date of the meeting.

The Trustees may set a record date for the purpose of determining the shareholders entitled to vote or act at a shareholders’ meeting. The record date cannot be more than 120 days before the date of the meeting.

Shareholder Proxies

Shareholders my vote in person or by proxy.

A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the trust received a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a shareholder is deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity rests on the challenger.

At all meetings of shareholders, unless inspectors of election are appointed, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes is decided by the chairman of the meeting.

Shareholders entitled to vote may vote either in person or by proxy in writing dated not more than six months before the meeting named therein, which proxies shall be filed with the secretary or other person responsible to record the proceedings of the meeting before being voted. Unless otherwise specifically limited by their terms, such proxies shall entitle the holders thereof to vote at any adjournment of such meeting but shall not be valid after the final adjournment of such meeting.

Shareholders may vote in person or by proxy.

Unless the Trustees declare otherwise, proxies may be given by any electronic or telecommunications device, including telefacsimile, telephone or through the Internet, but if a proposal by anyone other than the officers or Trustees is submitted to a vote of the shareholders of any series or class, or if there is a proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees, shares may be voted only in person or by written proxy unless the Trustees specifically authorize other permissible methods of transmission.

The Trustees may appoint inspectors for any meeting of shareholders, and these inspectors are charged with, among other things, determining the authenticity, validity and effect of proxies.

Policy	Group A	Group B
Trustee Power to Amend Organizational Document

The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized so to do by a vote of shareholders holding a majority of the shares entitled to vote, except that an amendment which affects the holders of one or more series or classes of shares but not the holders of all outstanding series and classes will be authorized by vote of the shareholders holding a majority of the shares entitled to vote of each series and class affected and no vote of shareholders of a series or class not affected will be required.

The Trustees may amend the Agreement and Declaration of Trust without shareholder approval only for the purpose of changing the name of the trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained therein.

The Trustees may amend or repeal the By-Laws without shareholder approval.

The Trustees may, without shareholder vote, amend or otherwise supplement the Declaration of Trust; provided that shareholders have the right to vote on any amendment if expressly required under Delaware law or the 1940 Act, or submitted to shareholders by the Trustees at their discretion.

The Trustees may amend or repeal the By-Laws without shareholder approval.

Termination of Trust

The trust will continue without limitation of time, unless the trust is terminated by the Trustees with written notice to shareholders, or by the affirmative vote of a majority of the shares of each series entitled to vote.

Any series of or class may be terminated by the affirmative vote of a majority of the shares of that series or class, or by the Trustees by written notice to the shareholders of that series or class.

The trust and any series thereof may be terminated at any time by the board of Trustees with written notice to shareholders. To the extent the 1940 Act expressly allows shareholders the power to vote on such terminations, the trust or any series thereof may be terminated by a vote of a majority of shares entitled to vote.

Merger or Consolidation	The Trustees have the power to sell, exchange or hypothecate any or all of the assets of the Trust.	The Trustees have the power to cause the trust or any series to be merged or consolidated with another trust or company. The Trustees may accomplish such merger or consolidation with written notice to shareholders but without the vote of shareholders, unless such shareholder vote is required by law.

Policy	Group A	Group B
Removal of Trustees	A Trustee may be removed by vote of a majority of the Trustees then in office, with or without cause. At any meeting called for the purpose, a Trustee may be removed, with or without cause, by vote of the holders of two-thirds of the outstanding shares.

A Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees.

In addition, if required by Section 16(c) of the 1940 Act, any Trustee may be removed at any meeting of the shareholders by a vote of at least two-thirds of the outstanding shares.

Trustee Committees	The Trustees may appoint from their number an executive committee and other committees. Except as the Trustees may otherwise determine, any such committee may make rules for the conduct of its business and may exercise some or all of the power and authority of the Trustees.

The trust has two standing committees that may not be abolished: the Audit Committee and the Nominating Committee. Otherwise, the Trustees may, with a majority vote of the Trustees, appoint from their number other committees consisting of two or more Trustees which may be delegated such authority as the Trustees consider desirable. The Trustees may also abolish the non-standing committees with a majority vote of the Trustees.

Each committee may elect a chair and each committee must maintain records of its meetings and report its actions to the full board of Trustees.

A majority of the authorized number of committee members shall constitute a quorum for the transaction of business of such committee, unless the board of Trustees designates a lower percentage.

Trustee Liability

Trustees are liable for their own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and are not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of the Declaration of Trust, and are under no liability for any act or omission in accordance with such advice or for failing to follow such advice.

In addition, Trustees are not liable for any neglect or wrongdoing of any officer, agent, employee, adviser or principal underwriter of the trust, nor for the act or omission of any other Trustee.

Trustees will be liable to the trust by reason of willful misfeasance, bad faith, negligence or reckless disregard of the duties involved in the conduct of the Trustee’s office.

Policy	Group A	Group B
Trustee Indemnification

The trust indemnifies each of its Trustees against all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and attorneys’ fees incurred in connection with the defense of any civil or criminal suit or action, except with respect to any matter (i) as to which a Trustee is finally adjudicated in any such action or proceeding not to have acted in good faith in reasonable belief that such Trustee’s action was in the best interests of the trust; or (ii) where the Trustee acted in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee’s office.

Expenses, including counsel fees, so incurred by any such Trustee (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties) will be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Trustee to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under the Agreement and Declaration of Trust, provided, however, that either (a) such Trustee shall have provided appropriate security for such undertaking, (b) the trust shall be insured against losses arising from any such advance payments, or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, will have determined, based upon a review of readily available facts, that there is reason to believe that such Trustee will be found entitled to indemnification under the Agreement and Declaration of Trust.

The trust indemnifies the Trustees against expenses, judgments, fines and settlements and other amounts actually and reasonably incurred in connection with any civil or criminal proceeding or investigations, if it is determined that the Trustee acted in good faith and reasonably believed (1) that his or her conduct was in the trust’s best interests, and (2) that his or her conduct was at least not opposed to the trust’s best interests, and (3) in the case of a criminal proceeding, that he or she had no reasonable cause to believe that the conduct was unlawful.

A Trustee will not, however, be indemnified (1) with respect to any matters where the Trustee is judged to be liable on the basis that a personal benefit was improperly received, whether or not the benefit resulted from action taken in that Trustee’s official capacity, (2) with respect to any matter where the Trustee is judged to be liable in the performance of his or her duty to the trust unless the adjudicator determines that the Trustee was not liable as the result of conduct in (1) above and that the Trustee is fairly entitled to indemnification, and (3) with respect to amounts paid to settle or dispose of an action with or without court approval unless (a) approved by a majority vote of a quorum of Trustees who are not parties and are disinterested persons, or (b) a written opinion of counsel is obtained.

Dividends	Dividends and distributions may be paid to shareholders from the trust’s net income with the frequency as the Trustees may determine.	The Trustees may declare and pay dividends and distributions to shareholders of each series from the assets of such series.

Policy	Group A	Group B
Capitalization

The shares of the trust shall be issued in one or more series as the Trustees may authorize. The Trustees may divide the shares of any series into two or more classes, shares of each such class having such preferences or special or relative rights or privileges (including conversion rights, if any) as the Trustees may determine and as are not inconsistent with any provision of the Declaration of Trust. Each series shall be preferred over all other series in respect of the assets allocated to that series.

The beneficial interest in each series shall at all times be divided into shares, without par value, each of which shall, except as the Trustees may otherwise authorize in the case of any series that is divided into two or more classes, represent an equal proportionate interest in the series with each other share of the same series, none having priority or preference over another.

The number of shares authorized shall be unlimited, and the shares so authorized may be represented in part by fractional shares. The Trustees may from time to time divide or combine the shares of any series or class into a greater or lesser number without thereby changing the proportionate beneficial interests in the series or class.

The beneficial interest in the trust shall at all times be divided into an unlimited number of shares, without par value.

Number of Trustees and Vacancies

The number of Trustees is fixed by the Trustees, except that, subsequent to any sale of shares pursuant to a public offering, there shall be not fewer than three Trustees.

Any vacancies occurring in the Board of Trustees may be filled by the Trustees if, immediately after filling any such vacancy, at least two-thirds of the Trustees then holding office have been elected to such office by shareholders. In the event that at any time less than a majority of the Trustees then holding office were elected to such office by shareholders, the Trustees will call a meeting of shareholders for the purpose of electing Trustees.

The number of Trustees may be fixed by the Trustees from time to time by a written instrument signed, or a resolution approved at a duly constituted meeting, by a majority of the Trustees. Provided, however, that the number of Trustees cannot be fewer than 1 or more than 16.

Vacancies in the board of Trustees may be filled by a majority of the remaining Trustees, even if less than a quorum, or by a sole remaining Trustee, unless the Trustees call a meeting of shareholders for the purpose of electing Trustees. In the event that at any time less than a majority of the Trustees holding office at that time were so elected by shareholders, the board of Trustees will hold a shareholders’ meeting

Policy	Group A	Group B

Each Trustee elected by the shareholders or by the Trustees shall serve until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed.

within 60 days for the election of Trustees to fill such vacancies on the board.

Independent Chair of the Board	Neither the Agreement and Declaration of Trust nor the By-Laws requires an independent chair of the Board of Trustees.	The Declaration of Trust does not require an independent chair of the Board of Trustees.

Inspection of Books and Records	The original or a copy of the Agreement and Declaration of Trust, and of each amendment thereto, is kept at the office of the trust where it may be inspected by any shareholder.	The original or a copy of the Declaration of Trust, and of each amendment thereto, is kept at the office of the trust where it may be inspected by any shareholder.

Involuntary Redemption of Accounts	The Trust has the right at its option and at any time to redeem shares of any shareholder at the net asset value thereof as determined in accordance with its Agreement and Declaration of Trust: (i) if at such time such shareholder owns fewer shares than, or shares having an aggregate net asset value of less than, an amount determined from time to time by the Trustees; or (ii) to the extent that such shareholder owns shares of a particular series of shares equal to or in excess of a percentage of the outstanding shares of that series (determined without regard to class) determined from time to time by the Trustees; or (iii) to the extent that such shareholder owns shares of the trust representing a percentage equal to or in excess of such percentage of the aggregate number of outstanding shares of the trust or the aggregate net asset value of the Trust determined from time to time by the Trustees.	The Trustees may redeem, repurchase and transfer shares pursuant to applicable law.

PXY000_00_006_(04/20)

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 225 Franklin Street, 32nd Floor, Room 3200 Boston, MA 02110 on June 30, 2020

Please detach at perforation before mailing.

COLUMBIA FUNDS SERIES TRUST
COLUMBIA SELECT INTERNATIONAL EQUITY FUND
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 30, 2020

The undersigned shareholder of the Fund(s) hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement for the Special Meeting of Shareholders (including any postponements or adjournments thereof, the “Meeting”) to be held at 225 Franklin Street, 32nd Floor, Room 3200, Boston, Massachusetts 02110, on June 30, 2020, at 10:00. a.m. Eastern time, and, revoking any previous proxies, hereby appoints Daniel J. Beckman, Michael G. Clarke, Joseph L. D’Alessandro, Michael E. DeFao, Ryan C. Larrenaga, Christopher O. Petersen, Marybeth Pilat and Julian Quero (the “Proxies”) (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned as if personally present at the Meeting.

YOUR VOTE IS IMPORTANT. Whether or not you plan to join us at the Meeting, please mark, sign, date and return this proxy card as soon as possible.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE BY TELEPHONE: 1-800-337-3503

COL_31177_040120_BK3a_CSI

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders on June 30, 2020

The Joint Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/col-31177

Please detach at perforation before mailing.

THE BOARD OF THE FUND RECOMMENDS A VOTE FOR THE PROPOSAL LISTED BELOW. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN QUORUMS AND/OR APPROVALS.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

A	Proposal	FOR	AGAINST	ABSTAIN

1.	To approve an Agreement and Plan of Reorganization by and among Columbia Funds Series Trust, on behalf of Columbia Select International Equity Fund (the “Target Fund”), Columbia Acorn Trust, on behalf of Columbia Acorn International Select (the “Acquiring Fund”), Columbia Management Investment Advisers, LLC, the investment manager of the Target Fund, and Columbia Wanger Asset Management, LLC, the investment manager of the Acquiring Fund, pursuant to which the Target Fund will transfer that portion of its assets attributable to each class of its shares to the Acquiring Fund in exchange for shares of the corresponding class of shares of the Acquiring Fund as noted in the proxy statement and the Acquiring Fund’s assumption of all liabilities and obligations of the Target Fund followed by the distribution of the Acquiring Fund’s shares to the Target Fund shareholders in complete liquidation of the Target Fund.	☐	☐	☐

To transact such other business as may properly come before the Meeting.

B	Authorized Signatures — This section must be completed for your vote to be counted. Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code
xxxxxxxxxxxxxx	CSI1 31177	M xxxxxxxx

STATEMENT OF ADDITIONAL INFORMATION

April 8, 2020

This Statement of Additional Information (the “SAI”) relates to the reorganization (the “Reorganization”) of Columbia Select International Equity Fund, a series of Columbia Funds Series Trust (the “Target Fund”) into Columbia Acorn International Select, a series of Columbia Acorn Trust (the “Acquiring Fund”).

The Target Fund and Acquiring Fund are referred to herein individually as a “Fund” and collectively as the “Funds.”

This SAI contains information which may be of interest to shareholders of the Target Fund but which is not included in the Combined Proxy Statement/Prospectus dated April 8, 2020 (the “Combined Proxy Statement/Prospectus”) that relates to the Reorganization. This SAI is not a prospectus and should be read in conjunction with the Combined Proxy Statement/Prospectus. As described in the Combined Proxy Statement/Prospectus, the Reorganization would involve the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Target Fund by the Acquiring Fund. The Target Fund would distribute pro rata the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Target Fund. The Combined Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Acquiring Funds at c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, or by calling (800) 345-6611.

-i-

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

The Statement of Additional Information of the Acquiring Fund, dated May  1, 2019, as supplemented to date, is incorporated by reference into this SAI.

The audited financial statements included in the Annual Report to Shareholders of Columbia Acorn International Select for the fiscal year ended December 31, 2019 are incorporated by reference into this SAI.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The board of trustees of Columbia Acorn Trust of which the Acquiring Fund is a series, including all current trustees thereof who are not “interested persons” as defined in the Investment Company of Act of 1940, has selected PricewaterhouseCoopers LLP (“PwC”), 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402, to act as the independent registered public accounting firm for the Acquiring Fund, providing audit and tax return review services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings.

The Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in the Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2019 is incorporated by reference into this SAI.

The audited financial statements for the Acquiring Fund included in its Annual Report to Shareholders and incorporated by reference into this SAI have been so included and incorporated in reliance upon the report of PwC, given on their authority as experts in auditing and accounting. The audited financial statements for the Target Fund incorporated by reference into the Combined Proxy Statement/Prospectus have been so included and incorporated in reliance upon the report of PwC, given on their authority as experts in auditing and accounting.

FINANCIAL STATEMENTS

Pro forma financial statements of the Acquiring Fund following the Reorganization are attached hereto as Appendix A.

APPENDIX A

Pro forma financial statements of Columbia Acorn International Select

NARRATIVE DESCRIPTION OF THE PRO FORMA EFFECTS OF THE REORGANIZATION

The unaudited pro forma information set forth below for the twelve month periods ended on the dates indicated is intended to present supplemental data as if the reorganization of one fund (the “Target Fund”) into another fund (the “Acquiring Fund” and together with the Target Fund, each a “Fund” and collectively, the “Funds”), as noted in Table 1 below (the “Reorganization”), had occurred as of the beginning of the period (unless otherwise noted).

Table 1 – Reorganization

Target Fund	Acquiring Fund	Period Ended
Columbia Select International Equity Fund	Columbia Acorn International Select	12/31/2019

Basis of Combination

In February, 2020, the board of trustees of the Target Fund approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) pursuant to which, subject to shareholder approval, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund (“Acquisition Shares”) and the Acquiring Fund will assume all of the liabilities of the Target Fund. Target Fund shareholders will receive the class of Acquisition Shares indicated in Table 2 below. The Acquiring Fund will issue Acquisition Shares with an aggregate net asset value equal to the value of the aggregate assets that it receives from the Target Fund, net of liabilities and any expenses of the Reorganization payable by the Target Fund. All Acquisition Shares delivered to the Target Fund will be delivered at net asset value without a sales load, commission or other similar fee being imposed. Immediately following the transfer, the Acquisition Shares received by the Target Fund attributable to each class thereof will be distributed pro rata to the shareholders of such class of the Target Fund in proportion to their holdings of shares of the corresponding class of the Target Fund.

Table 2 – Acquisition Shares

Columbia Select International Equity Fund		Columbia Acorn International Select
Class A	g	Class A
Advisor Class	g	Advisor Class
Class C	g	Class C
Institutional Class	g	Institutional Class
Institutional 2 Class	g	Institutional 2 Class
Institutional 3 Class	g	Institutional 3 Class
Class R	g	Class A

Under the terms of the Plan of Reorganization, the Reorganization will be accounted for by the method of accounting for tax-free mergers of investment companies. Following the Reorganization, the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States, the historical cost of investment securities will be carried forward to the Acquiring Fund and the results of operations for pre-Reorganization periods will not be restated. The costs of the Reorganization, current estimates of which

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are set forth in Table 5 below, will be borne by the Funds up to the amount of the anticipated reduction in expenses expected to be realized by shareholders of such Fund in the first year following the Reorganization. Any amounts in excess of this limit will be borne by Columbia Management Investment Advisers, LLC (“Columbia Threadneedle”) and Columbia Wanger Asset Management, LLC (“Columbia Wanger” and together with Columbia Threadneedle, the “Investment Managers” and each, an “Investment Manager”). If the Reorganization is not consummated, the Funds’ Investment Managers will bear the costs associated with the Reorganization. The pro forma information provided herein should be read in conjunction with the audited financial statements of each Fund included in its most recent annual report and, as applicable, the unaudited financial statements of the Fund included in its most recent semi-annual report, in each case dated as indicated in Table 3 below.

Table 3 – Shareholder Report Dates

Fund	Annual Report	Subsequent Semi-Annual Report
Columbia Select International Equity Fund (Target Fund)	2/28/2019	8/31/2019
Columbia Acorn International Select (Acquiring Fund)	12/31/2019	N/A

Table 4 below presents, as of the date indicated, the net assets of each Fund.

Table 4 – Target Fund and Acquiring Fund Net Assets

Fund	Net Assets	As-of Date
Columbia Select International Equity Fund (Target Fund)	$265,404,025	12/31/2019
Columbia Acorn International Select (Acquiring Fund)	$148,158,630	12/31/2019

Table 5 presents the estimated Reorganization costs (exclusive of any transaction costs associated with any portfolio repositioning); the net assets as of the date indicated in Table 4 with respect to the Acquiring Fund assuming the Reorganization occurred on that date, after accounting for the estimated Reorganization costs to be borne by the Acquiring Fund and the Target Fund; and, on a pro forma basis, the estimated relative increases or decreases in combined operating expenses that would have been incurred during the one-year period ended on the date indicated in Table 4 above. The pro forma increases and decreases represent the differences between (i) the combined expenses actually charged to the Acquiring Fund and the Target Fund during the period and (ii) the expenses that would have been charged to the combined assets of the Acquiring Fund and the Target Fund, based on the combined assets of the Funds, if the Reorganization and any contractual changes had occurred at the beginning of the year.

The unaudited pro forma information set forth in Table 5 below reflects adjustments made to expenses for differences in contractual rates, duplicate services and other services that would not have occurred if the Reorganization had taken place on the first day of the period described in Table 1 above. The pro forma information has been derived from the books and records of the Funds utilized in calculating daily net asset value for the Funds and has been prepared in accordance with accounting principles generally accepted in the United States, which require the use of management estimates. Actual results could differ from those estimates.

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Table 5 – Estimated Reorganization Costs, Combined Fund Net Assets and Pro Forma Increases or Decreases in Expenses(1)

Columbia Select International Equity Fund into Columbia Acorn International Select
Estimated Reorganization Costs	$82,767
Combined Fund Net Assets as of the Date Indicated in Table 4	$413,479,888

Increase (Decrease)
Management fees	$52,112
Custodian fees(2)	$(10,297)
Professional fees(2)	$(43,325)
Registration fees(2)	$(77,097)
Reports to shareholders(2)	$(33,495)
Other(2)(3)	$106,250

(Increase) Decrease
Waiver and/or reimbursement of fund expenses(4)	$(79,351)

(1)	See “Fees and Expenses” in the Combined Proxy Statement/Prospectus for more information.
(2)	Adjustment reflects the elimination of duplicate services.
(3)	Administration fee is included in Other Expenses.
(4)	Adjustment reflects the aggregate (increase) decrease in expense reimbursements and/or waivers by the Investment Managers and their affiliates.

Table 6 – Management Fees (Combined Investment Management and Administration Fees)

Pursuant to a Management Agreement with Columbia Wanger, Columbia Acorn International Select pays a monthly management fee to Columbia Wanger for investment management services based on the average daily net assets of the Fund. Pursuant to a Management Agreement with Columbia Threadneedle, Columbia Select International Equity Fund, pays a monthly management fee to Columbia Threadneedle for investment management and administrative services based on the average daily net assets of the Fund. The annual rates paid by each Fund are shown in the table below.

Fund	Assets	Fee		Annual Rate at Each Asset Level (Acquiring Fund – Proposed)
Columbia Select International Equity Fund	Up to $500 million $500 million to $1 billion $1 billion to $1.5 billion $1.5 billion to $3 billion $3 billion to $6 billion $6 billion to $12 billion $12 billion or more	0.870 0.820 0.770 0.720 0.700 0.680 0.670	% % % % % % %	N/A
Columbia Acorn International Select	Up to $500 million $500 million and over	0.890 0.850	% %	Same as Current

Columbia Wanger is responsible for overseeing the administrative operations of the Acquiring Fund, including the general supervision of the Acquiring Fund’s operations, coordination of the Acquiring Fund’s service providers, and the provision of office facilities and related clerical and administrative services. Columbia Wanger retains Columbia Threadneedle as a sub-administrator to perform certain of these services (including fund accounting), and

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pays a fee for the services of the sub-administrator. The Acquiring Fund pays Columbia Wanger a fee for its services, plus certain out-of-pocket expenses. The administration fee is calculated as an annual percentage of the Columbia Acorn Trust’s aggregate average daily net assets and is paid monthly, as follows:

Up to $8 billion	0.050%
$8 billion to $16 billion	0.040%
$16 billion to $35 billion	0.030%
$35 billion to $45 billion	0.025%
$45 billion and over	0.015%

Columbia Management Investment Services Corp., an affiliate of Columbia Threadneedle, is the transfer agent for each Fund. Columbia Management Investment Distributors, Inc., an affiliate of Columbia Threadneedle, is the distributor for each Fund.

No significant accounting policies will change as the result of the proposed Reorganization.

The estimated costs of the Reorganization shown in Table 5 above do not reflect any brokerage commissions incurred by a Fund in connection with any portfolio repositioning. A significant portion of the portfolio assets of the Target Fund is expected to be sold by the Target Fund prior to the Reorganization.

If the Reorganization had occurred as of September 30, 2019, it is estimated that approximately 98% of the Target Fund’s investment portfolio would have been sold. It is estimated that such portfolio repositioning as of September 30, 2019 would have resulted in brokerage commissions or other transaction costs of approximately $237,092 (0.09% of the assets of the Target Fund) and increased distributions of net capital gain and net investment income of approximately $1.99 per share.

The repositioning may result in the Target Fund selling securities in greater volumes or in a shorter period of time than it normally would, which may impact the market price received in such sales.

These transaction costs represent expenses of the Target Fund that will not be subject to the Target Fund’s expense cap and will be borne by the Target Fund and indirectly borne by the Target Fund’s shareholders. Capital gains from such portfolio sales may result in increased distributions of net capital gain and net investment income.

The above information is presented for informational purposes as of a specific point in time in the past. Actual market prices, capital gains and transaction costs will depend on market conditions at the time of sale and may vary significantly from the information shown, particularly in light of uncertainty regarding the economic and financial repercussions resulting from the COVID-19 public health crisis.

Federal Income Taxes

Please see “U.S. Federal Income Tax Status of the Reorganization” in the Combined Proxy Statement/Prospectus for a discussion of the tax effects of the Reorganization.

As of September 30, 2019, the Target Fund had capital loss carryforwards of $7,527,254, not subject to an annual limitation. The Acquiring Fund had no capital loss carryforwards as of September 30, 2019.

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to eliminate a fund-level tax, and therefore to distribute at least annually all of its investment company taxable income, its net-tax exempt interest income, if any, and its net realized capital gains, if any, to shareholders. After the Reorganization, the Acquiring Fund intends to continue to comply with these requirements to qualify as a regulated investment company that pays no fund-level tax.

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COLUMBIA ACORN TRUST

PART C

OTHER INFORMATION

PART C. OTHER INFORMATION

Item 15. Indemnification

Article VIII of the Agreement and Declaration of Trust of the Registrant (listed as Exhibit 1(a) and incorporated in this filing by reference) provides in effect that Registrant shall provide certain indemnification of its trustees and officers. In accordance with Section 17(h) of the Investment Company Act of 1940, as amended, that provision shall not protect any trustee or officer against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has entered into Indemnification Agreements with each of the independent trustees which provide that the Registrant shall indemnify and advance expenses to the independent trustees as provided in the Indemnification Agreements and otherwise to the fullest extent permitted by applicable law. The Registrant will indemnify the independent trustees from and against any and all judgments, penalties, fines and amounts paid in settlement, and all expenses actually and reasonably incurred by the independent trustees in connection with a proceeding to which he or she is a party to by reason of his or her position as an independent trustee. The Registrant will not indemnify the independent trustees for monetary settlements or judgments relating to insider trading, disgorgements of profits pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended, or any liability to the Registrant or its shareholders with respect to (i) a final adjudication that an action or omission by an independent trustee was committed in bad faith, involved active or deliberate dishonesty, resulted in the independent trustee actually receiving an improper benefit, or with reasonable cause to believe that the behavior was unlawful or (ii) instances of independent trustee willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

The Registrant, its trustees and officers, its investment adviser and persons affiliated with them are insured under policies of insurance maintained by Registrant and its investment adviser, respectively, within the limits and subject to the limitations of the policies, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such trustees or officers. The policies expressly excludes coverage for any trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

Item 16. Exhibits

Note:

As used herein, the term “Post-effective Amendment” refers to a post-effective amendment to the registration statement of Registrant or its predecessor, The Acorn Fund, Inc., under the Securities Act of 1933 on form S-5, N-1 or N-1A, no. 2-34223.

(1)	(a) Agreement and Declaration of Trust (1)

(1)	(b) Amendment No. 1 to Agreement and Declaration of Trust. (3)

(1)	(c) Amendment No. 2 to Agreement and Declaration of Trust. (4)

(2)	Bylaws dated September 28, 2004, as amended through September 21, 2016. (13)

(3)	Not applicable.

(4)	Agreement and Plan of Reorganization . (16)

(5)	Not applicable.

(6)

(a) Organizational Expenses Agreement between Acorn Investment Trust (now known as Columbia Acorn Trust) and Wanger Asset Management, L.P. (now known as Columbia Wanger Asset Management, LLC), dated September 3, 1996. (2)

(6)

(b) Organizational and Offering Costs Agreement between Columbia Acorn Trust and Columbia Wanger Asset Management, LLC (relating to Columbia Acorn European Fund and Columbia Acorn Emerging Markets Fund) dated August 17, 2011. (9)

(6)	(c) Investment Advisory Agreement between Columbia Acorn Trust and Columbia Wanger Asset Management, LLC dated May 27, 2010, Schedules A and B last amended June 8, 2011. (9)

(6)	(d) Investment Advisory Fee Reduction Agreement between Columbia Acorn Trust, on behalf of Columbia Acorn International Select, and Columbia Wanger Asset Management, LLC dated July 1, 2016. (13)

(6)

(e) Administrative Services Agreement between Columbia Acorn Trust and Columbia Wanger Asset Management, LLC dated May 1, 2010, (the “Administrative Services Agreement”), Schedule A last amended June 8, 2011. (9)

(6)	(f) Amendment No. 1 dated September 21, 2016 to the Administrative Services Agreement. (13)

(7)

(a) Distribution Agreement between Columbia Acorn Trust and Columbia Management Investment Distributors, Inc. dated May 1, 2010, (the “Distribution Agreement”), Schedules I and II last amended June 8, 2011. (9)

(7)	(b) Amendment dated April 12, 2011 to the Distribution Agreement. (9)

(7)	(c) Amendment No. 2 dated September 21, 2016 to the Distribution Agreement. (13)

(8)	Not applicable.

(9)	Custody Agreement among JPMorgan Chase Bank, N.A., Columbia Acorn Trust and Wanger Advisors Trust dated December 15, 2010, effective July 22, 2011, with Addendums dated July 14, 2011. (9)

(10)	(a) Plan of Distribution Pursuant to Rule 12b-1. (9)

(10)	(b) Rule 12b-1 Plan Implementing Agreement. (9)

(10)	(c) Amended and Restated Plan Pursuant to Rule 18f-3(d), effective March 15, 2019. (15)

(11)	Opinion and consent of Perkins Coie LLP as to the legality of the securities being registered. (16)

(12)	Opinion and consent of Vedder Price P.C. supporting the tax matters discussed in the Combined Information Statement/Prospectus to be filed by amendment.

(13)

(a) Amended and Restated Transfer, Dividend Disbursing and Shareholders’ Servicing Agent Agreement between Columbia Acorn Trust and Columbia Management Investment Services Corp. dated May 1, 2012 (the “Transfer Agent Agreement”). (10)

(13)	(b) Amendment No. 1 dated September 21, 2016 to the Transfer Agent Agreement. (13)

(13)	(c) Compliance Agreement between Columbia Acorn Trust and Ameriprise Financial, Inc. dated May 1, 2010. (7)

(13)	(d) Fee Waiver/Expense Reimbursement Agreement between Columbia Acorn Trust and Columbia Wanger Asset Management, LLC, relating to Columbia Acorn International Fund, dated May 1, 2019. (15)

(13)	(e) Fee Waiver/Expense Reimbursement Agreement between Columbia Acorn Trust and Columbia Wanger Asset Management, LLC, relating to Columbia Acorn USA, dated May 1, 2019. (15)

(13)

(f) Advisory Fee Waiver Agreement, relating to Columbia Acorn Select and Wanger Select, among Columbia Acorn Trust, Wanger Advisors Trust and Columbia Wanger Asset Management, LLC, dated May 1, 2019. (15)

(13)	(g) Fee Waiver/Expense Reimbursement Agreement between Columbia Acorn Trust and Columbia Wanger Asset Management, LLC, relating to Columbia Thermostat Fund, dated May 1, 2019. (15)

(13)	(h) Fee Waiver/Expense Reimbursement Agreement between Columbia Acorn Trust and Columbia Wanger Asset Management, LLC, relating to Columbia Acorn Fund, dated May 1, 2019. (15)

(13)

(i) Amended and Restated Fee Waiver and Expense Reimbursement Agreement between Columbia Acorn Trust and Columbia Wanger Asset Management, LLC, relating to Columbia Acorn European Fund and Columbia Acorn Emerging Markets Fund, dated July 1, 2019. (15)

(13)	(j) Fee Waiver Agreement, relating to Columbia Acorn International Select, between Columbia Acorn Trust and Columbia Wanger Asset Management, LLC, dated July 1, 2016. (13)

(13)	(k) Fee Waiver Agreement, relating to Columbia Acorn International Select, between Columbia Acorn Trust and Columbia Wanger Asset Management, LLC dated May 1, 2019. (15)

(13)	(l) Transfer Agent Fee Waiver Agreement between Columbia Acorn Trust and Columbia Management Investment Services Corp., dated July 1, 2019. (15)

(13)

(m) Amendment No.  1 to Participation Agreement among Merrill Lynch Life Insurance Company, Columbia Acorn Trust and Columbia Management Distributors, Inc. (formerly Columbia Funds Distributor, Inc.) dated March 30, 2007. (6)

(13)

(n) Participation Agreement among ML Life Insurance Company of New York, Columbia Acorn Trust and Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) dated March 4, 2005. (5)

(13)

(o) Amendment No.  1 to Participation Agreement among ML Life Insurance Company of New York, Columbia Acorn Trust and Columbia Management Distributors, Inc. (formerly Columbia Funds Distributor, Inc.) dated March 30, 2007. (6)

(13)

Securities Lending Agency Agreement between Columbia Acorn Trust, Wanger Advisors Trust and The Goldman Sachs Trust Company, doing business as Goldman Sachs Agency Lending, dated September 2, 2008, as amended through January 1, 2018, Schedule 2 as amended through January 23, 2017. (14)

(14)	Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP) is filed electronically herewith.

(15)	Not applicable.

(16)	Trustees Power of Attorney to sign Registration Statement and all amendments hereto. (16)

(17)	(a) Code of Ethics for Columbia Wanger Asset Management, LLC, Columbia Acorn Trust and Wanger Advisors Trust, as amended through January 6, 2016. (12)

(17)	(b) Code of Ethics for Non-Management Trustees, as amended, effective as of September 19, 2012. (11)

(17)	(c) Code of Ethics for Ameriprise Global Asset Management covering Columbia Management Investment Distributors, Inc., the principal underwriter of the Funds, effective December 2018. (15)

1.

Incorporated by reference to post-effective amendment No. 53 to the Registrant’s registration statement on form N-1A, Securities Act registration number 2-34223 (the “Registration Statement”), filed on April 30, 1996.

2.	Incorporated by reference to Registrant’s post-effective amendment No. 61 to the Registration Statement filed on April 30, 1998.
3.	Incorporated by reference to Registrant’s post-effective amendment No. 70 to the Registration Statement filed on May 1, 2001.
4.	Incorporated by reference to Registrant’s post-effective amendment No. 77 to the Registration Statement filed on March 1, 2005.
5.	Incorporated by reference to Registrant’s post-effective amendment No. 79 to the Registration Statement filed on May 1, 2006.
6.	Incorporated by reference to Registrant’s post-effective amendment No. 80 to the Registration Statement filed on April 30, 2007.
7.	Incorporated by reference to Registrant’s post-effective amendment No. 87 to the Registration Statement filed on September 27, 2010.
8.	Incorporated by reference to Registrant’s post-effective amendment No. 88 to the Registration Statement filed April 29, 2009.
9.	Incorporated by reference to Registrant’s post-effective amendment No. 91 to the Registration Statement filed on August 17, 2011.
10.	Incorporated by reference to Registrant’s post-effective amendment No. 93 to the Registration Statement filed on April 27, 2012.
11.	Incorporated by reference to Registrant’s post-effective amendment No. 95 to the Registration Statement filed on November 7, 2012.
12.	Incorporated by reference to Registrant’s post-effective amendment No. 103 to the Registration Statement filed on April 29, 2016.
13.	Incorporated by reference to Registrant’s post-effective amendment No. 105 to the Registration Statement filed on April 28, 2017.
14.	Incorporated by reference to Registrant’s post-effective amendment No. 108 to the Registration Statement filed on April 30, 2018.
15.	Incorporated by reference to Registrant’s post-effective amendment No. 110 to the Registration Statement filed on April 30, 2019.
16.	Incorporated by reference to the Registrant’s registration statement on form N-14, Securities Act registration number 333-236783, filed on February 28, 2020.

Item 17. Undertakings

(1)    The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)    The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)    The Registrant undertakes to file the opinion of counsel supporting the tax consequences of the proposed reorganization required by Item 16(12) through an amendment to this Registration Statement no later than a reasonable time after the closing of the transaction.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, COLUMBIA ACORN TRUST, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized,, in the City of Chicago, and State of Illinois on the 8th day of April, 2020.

COLUMBIA ACORN TRUST

By:	/S/ MATTHEW A. LITFIN
Matthew A. Litfin, Co-President

By:	/S/ LOUIS J. MENDES
Louis J. Mendes, Co-President

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities indicated on the 8th day of April, 2020.

Name	Title	Date
/S/ LAURA M. BORN*	Trustee
Laura M. Born

/S/ DAVID J. RUDIS*	Trustee
David J. Rudis

/S/ MAUREEN M. CULHANE*	Trustee
Maureen M. Culhane

/S/ MARGARET M. EISEN*	Trustee
Margaret M. Eisen

/S/ JOHN C. HEATON*	Trustee
John C. Heaton

/S/ CHARLES R. PHILLIPS*	Trustee	April 8, 2020
Charles R. Phillips

/S/ LOUIS J. MENDES	Co-President and Principal Executive Officer
Louis J. Mendes

/S/ JOHN M. KUNKA	Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)
John M. Kunka

*	By:	/s/ Gwendolyn A. Williamson
	Name:	Gwendolyn A. Williamson Attorney-in-fact**

**

Executed by Gwendolyn A. Williamson on behalf of each of the Trustees pursuant to a Power of Attorney, dated February 7, 2020 and incorporated by reference to Registration Statement No. 333-236783 of Columbia Acorn Trust on Form N-14 filed with the Commission on February 28, 2020.

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Exhibit Index

Exhibit No.	Description

(14)	Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP)